HarborView Mortgage Pass-Through Certificates

Series 2005-16

Preliminary Marketing Materials

$1,775,049,087(Approximate)

Underwriter

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein.  This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited.  The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein.  You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc.  The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.  The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.  In addition, the Underwriter is an affiliate of the depositor.

Preliminary Term Sheet

Date Prepared: November 17, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-16

Mortgage Pass-Through Certificates, Series 2005-16

$1,336,626,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P/Fitch
1-A1A	$151,225,000	Not Marketed Hereby		Floater (4)	Super Senior Floater	Aaa/AAA/AAA
1-A1B	$100,816,000			Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
2-A1A	$163,360,000	3.08/3.35	1-99/1-360	Floater (4)	Super Senior Floater	Aaa/AAA/AAA
2-A1B	$68,067,000	3.08/3.35	1-99/1-360	Floater (4)	Super Mezz Floater	Aaa/AAA/AAA
2-A1C	$40,840,000	3.08/3.35	1-99/1-360	Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
3-A1A	$453,547,000	3.06/3.33	1-99/1-360	Floater (4)	Super Senior Floater Floater	Aaa/AAA/AAA
3-A1B	$188,978,000	3.06/3.33	1-99/1-360	Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
3-A1C	$113,387,000	3.06/3.33	1-99/1-360	Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
4-A1A	$185,068,000	3.12/3.39	1-99/1-360	Floater (3)	Super Senior Floater Floater	Aaa/AAA/AAA
4-A1B	$123,379,000	3.12/3.39	1-99/1-360	Floater (3)	Senior Mezz Floater	Aaa/AAA/AAA
X-1 (5)	Notional	Not Marketed Hereby		Variable	Senior IO	Aaa/AAA/AAA
X-2 (6)	Notional			Variable	Senior IO	Aaa/AAA/AAA
X-3 (7)	Notional			Variable	Senior IO	Aaa/AAA/AAA
X-4 (8)	Notional			Variable	Senior IO	Aaa/AAA/AAA
X-B (9)	Notional			Variable	Senior IO	Aaa/AAA/AAA
PO-1 (10)	$100			N/A	Senior PO	Aaa/AAA/AAA
PO-2 (11)	$100			N/A	Senior PO	Aaa/AAA/AAA
PO-3(12)	$50			N/A	Senior PO	Aaa/AAA/AAA
PO-4(13)	$50			N/A	Senior PO	Aaa/AAA/AAA
PO-B(14)	$100			N/A	Senior PO	Aaa/AAA/AAA
A-R	$100			Net WAC	Senior Residual	Aaa/AAA/AAA
B-1	$44,376,000			Floater (15)	Subordinate Floater	Aa1/AA+/AA+
B-2	$25,738,000			Floater (15)	Subordinate Floater	Aa2/AA/AA
B-3	$14,200,000			Floater (15)	Subordinate Floater	Aa3/AA-/AA-
B-4	$13,312,000			Floater (15)	Subordinate Floater	A1/A+/A+
B-5	$11,537,000			Floater (15)	Subordinate Floater	A2/A/A
B-6	$10,650,000			Floater (15)	Subordinate Floater	A3/A-/A-
B-7	$8,875,000			Floater (15)	Subordinate Floater	Baa1/BBB+/BBB+
B-8	$4,437,000			Floater (15)	Subordinate Floater	Baa2/BBB/BBB
B-9	$8,875,000			Floater (15)	Subordinate Floater	Baa3/BBB-/BBB-
B-10	$12,425,000			Floater (15)	Subordinate Floater	Ba2/BB/BB
B-11	$17,750,000			Floater (15)	Subordinate Floater	NR/B/NR
B-12	$14,206,587			Floater (15)	Subordinate Floater	NR/NR/NR

Total	$1,775,049,087

(1)

Distributions on the Class 1-A1A, Class 1-A1B, Class PO-1 and Class X-1 Certificates will be derived primarily from a pool of conforming balance adjustable rate mortgage loans (“Group 1 Mortgage Loans”).  Distributions on the Class 2-A1A, Class 2-A1B, Class 2-A1C, Class PO-2 and Class X-2 Certificates, will be derived primarily from a pool of conforming and non-conforming adjustable rate mortgage loans (“Group 2 Mortgage Loans”).  Distributions on the Class 3-A1A, Class 3-A1B, Class 3-A1C, Class PO-3 and Class X-3 Certificates, will be derived primarily from a pool of conforming and non-conforming adjustable rate mortgage loans (“Group 3 Mortgage Loans”).  Distributions on the Class 4-A1A, Class 4-A1B, Class PO-4 and Class X-4 Certificates, will be derived primarily from a pool of conforming and non-conforming adjustable rate mortgage loans (“Group 4 Mortgage Loans”).  Distributions on the Class A-R, Class X-B, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11, Class B-12 and Class PO-B Certificates will be derived from the Group 1, Group 2, Group 3 and Group 4  Mortgage Loans (together, the “Mortgage Loans”).

Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 3-A1A, Class 3-A1B, Class 3-A1C, Class 4-A1A, Class 4-A1B  Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 4-A1A and Class 4-A1B Certificates will be equal to the least of (i) MTA plus the related margin and (ii) the related Net WAC Cap, and (iii) the related Net Maximum Rate Cap.

(4)

On each Distribution Date, the Certificate Interest Rate for the Class 1-A1A, Class 1-A1B,  Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin will be multiplied by 2.0 in regards to the Class 1-A1A, Class 1-A1B,  Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates after the first possible Optional Call Date), (ii) the related  Net WAC Cap and (iii) 11.00%.

(5)

The Class X-1 Certificates will have a notional balance equal to the aggregate certificate balance of the Group 1 Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 1 Net WAC over (ii) the product of (a) the sum of the interest accrued on the Group 1 Certificates (other than the Class X-1 Certificates) during the related accrual period plus the insurance premium attributed to the Class 1-A1B Certificates for such Distribution Date, multiplied by (b) 12, divided by the aggregate principal balance of the Group 1 Certificates as of the day immediately proceeding such distribution date.

(6)

The Class X-2 Certificates will have a notional balance equal to the aggregate certificate balance of Group 2 Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 2 Net WAC over (ii) the product of (a) the sum of the interest accrued on the related Group 2 Certificates (other than the Class X-2 Certificates) during the related accrual period plus the insurance premium attributed to the Class 2-A1C Certificates for such Distribution Date, multiplied by (b) 12, divided by the aggregate principal balance of the related Group 2 Certificates as of the  day immediately proceeding such distribution date.

(7)

The Class X-3 Certificates will have a notional balance equal to the aggregate certificate balance of the Group 3 Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 3 Net WAC over (ii) the product of (a) the sum of the interest accrued on the related Group 3 Certificate (other than the Class X-3 Certificates) during the related accrual period plus the insurance premium attributed to the Class 3-A1C Certificates for such Distribution Date, multiplied by (b) 12, divided by the aggregate principal balance of the related Group 3 Certificates as of the day immediately proceeding such distribution date.

(8)

The Class X-4 Certificates will have a notional balance equal to the aggregate certificate balance of the Group 4 Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 4 Net WAC over (ii) the product of (a) the sum of the interest accrued on the related Group 4 Certificates (other than the Class X-4 Certificates) during the related accrual period plus the insurance premium attributed to the Class 4-A1B Certificates for such Distribution Date, multiplied by (b) 12, divided by the aggregate principal balance of the related Group 4 Certificates as of the day immediately proceeding such distribution date.

(9)

The Class X-B Certificates will have a notional balance equal to the aggregate certificate balance of the Subordinate Certificates and the Class PO-B Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Subordinate Net WAC over (ii) the product of (a) interest accrued on the Subordinate Certificates (other than the Class X-B Certificates) during the related accrual period and (b) 12, divided by the aggregate principal balance of the Subordinate Certificates and the Class PO-B Certificates as of the first day of the month prior to such distribution date.

(10)

The Class PO-1 Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-1 Certificates, as described herein.  The Class PO-1 will not receive interest distributions.

(11)

The Class PO-2 Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-2 Certificates, as described herein.  The Class PO-2 will not receive interest distributions.

(12)

The Class PO-3 Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-3 Certificates, as described herein.  The Class PO-3 will not receive interest distributions.

(13)

The Class PO-4 Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-4 Certificates, as described herein.  The Class PO-4 will not receive interest distributions.

(14)

The Class PO-B Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-B Certificates, as described herein.  The Class PO-B will not receive interest distributions.

(15)

On each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin will be multiplied by 1.5 for the Subordinate Certificates after the first possible Optional Call Date), (ii) the Subordinate Net WAC Cap and (iii) the Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Insurance Policy

Provider:

[Ambac Assurance Corporation.]

Servicer:

Countrywide Home Loans Servicing, LP.

Trustee:

U.S. Bank National Association.

Custodian:

The Bank of New York.

Rating Agencies:

S&P, Fitch and/or Moody’s will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:

For each Mortgage Loan in the mortgage pool on the Closing Date, the close of business on November 1, 2005.  For each Mortgage Loan subsequently acquired by the trust with funds from the Pre-Funding Account, the later of the (i) origination date of the Mortgage Loan or (ii) the first day of the month in which such Mortgage Loan was acquired..

Expected Pricing Date:

November 18, 2005.

Closing Date:

November 30, 2005.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in December 2005.

Certificates:

The Class 1-A1A, Class 1-A1B, Class PO-1 and Class X-1 Certificates (collectively the “Group 1 Certificates”), Class 2-A1A, Class 2-A1B, Class 2-A1C, Class PO-2 and Class X-2 Certificates (collectively the “Group 2 Certificates”), Class 3-A1A, Class 3-A1B, Class 3-A1C, Class PO-3 and Class X-3 Certificates (collectively the “Group 3 Certificates”), Class 4-A1A, Class 4-A1B, Class PO-4 and Class X-4 Certificates (collectively the “Group 4 Certificates”), Class X-B, Class PO-B and Class A-R Certificates (together with the Group 1, Group 2, Group 3 and Group 4 Certificates, the “Class A Certificates” or the “Senior Certificates”).  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12, (collectively, the “Subordinate Certificates”).  The Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 3-A1A, Class 3-A1B, Class 3-A1C, Class 4-A1A and Class 4-A1B Certificates (collectively, the “Offered Certificates”) are being offered publicly herein.

Accrued Interest:

The price to be paid by investors for the Class A-R, Class 4-A1A, Class 4-A1B, Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (29 days).

The Senior Certificates (other than the Class A-R, Class X-1, Class X-2, Class X-3, Class X-4, Class X-B, Class 4-A1A and Class 4-A1B Certificates) and the Subordinate Certificates will settle flat.

Interest Accrual Period:

The interest accrual period for the Class 4-A1A, Class 4-A1B, Class X-1, Class X-2, Class X-3, Class X-4, Class X-B and Class A-R Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

The interest accrual period with respect to the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates and the Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates (other than the Class A-R Certificates) and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class 1-A1A, Class X-1, Class 2-A1A, Class X-2, Class 3-A1A, Class X-3, Class 4-A1A and Class X-4 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class 1-A1A, Class X-1, Class 2-A1A, Class X-2, Class 3-A1A, Class X-3, Class 4-A1A and Class X-4 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:

The Class A Certificates and Class B-1, Class B-2 and Class B-3, Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an optional call of the Mortgage Loans and the retirement of the Offered Certificates (the “Clean-up Call”), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Minimum Denomination:

$25,000 and integral multiples of $1 in excess thereof; provided that the Certificates must be purchased in minimum total investments of $100,000.

Final Maturity Date:

The Distribution Date occurring in January 2036.

Mortgage Loans:

The “Initial Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $1,017,317,094.  The “Group 1 Initial Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $211,775,352.  The “Group 2 Initial Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $187,838,334.  The “Group 3 Initial Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $595,979,740.  The “Group 4 Initial Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $21,723,669.  On or prior to the Closing Date, it is expected that some of the Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1, 2 or 3 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”) and 12 month LIBOR. After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their one-month fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.500% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Pre-funding Amount:

An account (the “Pre-Funding Account”) will be established on the Closing Date into which approximately $757,731,993 will be deposited, of which approximately (i) $69,835,380 will be used to purchase subsequent conforming mortgage loans (the “Group 1 Subsequent Mortgage Loans”), (ii) $116,370,887 will be used to purchase subsequent conforming and non-conforming adjustable-rate mortgage loans (the “Group 2 Subsequent Mortgage Loans”), (ii) $248,615,085 will be used to purchase subsequent conforming and non-conforming adjustable-rate mortgage loans (the “Group 3 Subsequent Mortgage Loans”) and (iv) $322,910,641 will be used to purchase subsequent conforming and non-conforming adjustable-rate mortgage loans (the “Group 4 Subsequent Mortgage Loans”).  The Group 1 Subsequent Mortgage Loans, the Group 2 Subsequent Mortgage Loans, the Group 3 Subsequent Mortgage Loans and the Group 4 Subsequent Mortgage Loans are collectively referred to herein as the “Subsequent Mortgage Loans”.  During the period from the Closing Date to and including January 31, 2005 (the “Pre-Funding Period”), the amounts on deposit in the Pre-Funding Account will be used to purchase Subsequent Mortgage Loans having similar characteristics to the related Initial Mortgage Loans (with any unused portion of such deposit amount to be distributed as a payment of principal of the related Offered Certificates on the Distribution Date immediately following such date).  The Initial Mortgage Loans and the Subsequent Mortgage Loans are collectively referred to herein as the “Mortgage Loans”

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 10.50% total subordination.

and

for the Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B Certificates only, a monoline insurance policy (“The Policy”).

The Policy:

The policy is for the benefit of the Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B Certificates. The policy will unconditionally and irrevocably guarantee payment of (i) the outstanding principal balance of the Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B Certificates on their final maturity date and (ii) accrued and unpaid interest calculated at the certificate rate due on the Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B Certificates, as applicable, and (iii) any realized losses allocable to the Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B Certificates. The Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B certificate insurance policy will not provide credit enhancement for any class of certificates other than the Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B Certificates.

Shifting Interest:

Prior to the Distribution Date occurring in December 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

December 2005 – November 2015

0% Pro Rata Share

December 2015 – November 2016

30% Pro Rata Share

December 2016 – November 2017

40% Pro Rata Share

December 2017 – November 2018

60% Pro Rata Share

December 2018 – November 2019

80% Pro Rata Share

December 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in December 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of the unscheduled principal payments or (ii) on or after the Distribution Date in December 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of the unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans in the related group, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and to the Senior Certificates (other than the Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates) as follows:

1.

Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the Class A-R, Class 1-A1A, Class 1-A1B, and the Class PO-1 Certificates and the Group 1 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 1-A1A and Class 1-A1B Certificates will be allocated sequentially to the Class 1-A1B and Class 1-A1A Certificates, in that order, until the related class principal balance has been reduced to zero.

2.

Any remaining realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2-A1A, Class 2-A1B and Class 2-A1C and the Class PO-2 Certificates and the Group 2 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates will be allocated sequentially, first, to the Class 2-A1C Certificates, second, to the Class 2-A1B Certificates, and third, to the Class 2-A1A Certificates until the related class principal balance has been reduced to zero.

3.

Any remaining realized losses on the Group 3 Mortgage Loans will be allocated to the Class 3-A1A, Class 3-A1B and Class 3-A1C and the Class PO-3 Certificates and the Group 3 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates will be allocated sequentially, first, to the Class 3-A1C Certificates, second, to the Class 3-A1B Certificates, and third, to the Class 3-A1A Certificates until the related class principal balance has been reduced to zero.

4.

Any remaining realized losses on the Group 4 Mortgage Loans will be allocated to the Class 4-A1A and Class 4-A1B and the Class PO-4 Certificates and the Group 4 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 4-A1A and Class 4-A1B Certificates will be allocated sequentially, first, to the Class 4-A1B Certificates, and second, to the Class 4-A1A Certificates until the related class principal balance has been reduced to zero.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the master servicing fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A1A and Class 1-A1B Certificates (the “Group 1 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans (and in the case of the Class 1-A1B Certificate only, reduced by the insurance premium rate), adjusted for the related accrual period.

The “Net WAC Cap” for the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates (the “Group 2 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans (and in the case of the Class 2-A1C Certificate only, reduced by the insurance premium rate), adjusted for the related accrual period.

The “Net WAC Cap” for the Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates (the “Group 3 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 3 Mortgage Loans (and in the case of the Class 3-A1C Certificate only, reduced by the insurance premium rate), adjusted for the related accrual period.

The “Net WAC Cap” for the Class 4-A1A and Class 4-A1B Certificates (the “Group 4 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 4 Mortgage Loans (and in the case of the Class 4-A1B Certificate only, reduced by the insurance premium rate).

The “Net WAC Cap” applicable for the Subordinate Certificates (the “Subordinate Net WAC Cap”) for any Distribution Date equals the product of (i) the weighted average of the Group 1 Net WAC Cap, the Group 2 Net WAC Cap, the Group 3 Net WAC Cap and the Group 4 Net WAC Cap (without taking into account the days adjustment on the Senior Certificates other the Class 4-A1A and Class 4-A1B Certificates and computed without the adjustments applicable to the Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B Certificates)  weighted on the basis of the Group Subordinate Amounts for Group 1, Group 2, Group 3 and Group 4, multiplied by (ii) the quotient of 30 divided by the actual number of days in the accrual period.

The “Group Subordinate Amount” for either Group 1, Group 2, Group 3 or Group 4 and any Distribution Date, the excess, if any, of the sum of the aggregate principal balance of the Mortgage Loans in such Group as of the first day of the prior to such Distribution Date, over the aggregate of the principal balances of the Senior Certificates related to such Group immediately prior to such Distribution Date.

Net Maximum Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the master servicing fee rate.

Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Group 4 Certificates is equal to the Group 4 Net WAC Cap computed by assuming each Group 4 Mortgage Loan accrued interest at its Net Maximum Rate.

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the Subordinate Net WAC Cap computed by assuming each Mortgage Loan accrued interest at its Net Maximum Rate.

Carryover Shortfall

Amount:

Each of the Offered Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates (after the reduction due to Net Deferred Interest allocable to the Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates),  and additionally in the case of the Senior Certificates (except for the Class 4-A1A and Class 4-A1B Certificates) amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A1A and Class 1-A1B Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 3 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 3 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class 4-A1A and Class 4-A1B Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 4 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 4 Mortgage Loans as of the first day of the month prior to such Distribution Date

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals (x) the Subordinate Net WAC Cap, computed for this purpose by first reducing the Group 1 Net WAC Cap, the Group 2 Net WAC Cap, the Group 3 Net WAC Cap and the Group 4 Net WAC Cap by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the related Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the related Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of the related mortgage loan group by a per annum rate equal to the quotient of (a) the Net Deferred Interest on such mortgage loan group for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the related mortgage loan group as of the first day of the month prior to such Distribution Date, and (ii) computing the amount of interest accrued on the certificates (other than the Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Certificates.

Net Deferred Interest :

The “Net Deferred Interest” for a Distribution Date and each Mortgage Loan Group is the excess, if any, of related Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into six “Yield Maintenance Agreements”, or “YMA’s”, with a counterparty (the “Counterparty”) for the benefit of the Senior Certificates (other than the Group 4 Certificates). The notional balance of each YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth for such Distribution Date and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. For each YMA, such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 11.00%.  The Yield Maintenance Agreements will terminate after the Distribution Date in May 2016.  Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Senior Certificates (other than the Group 4 Certificates), provided that payments will be allocated pro rata based on amounts due, as applicable.

The Class 2-A1A and Class 2-A1B Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	231,427,100.00	N/A	47	77,211,470.24	9.5347	93	24,665,219.54	9.2271
2	227,771,428.42	7.9749	48	75,331,531.80	9.2271	94	24,056,222.00	9.2271
3	222,668,469.76	9.2271	49	73,496,919.94	9.5347	95	23,462,035.99	9.5347
4	217,933,802.01	10.2157	50	71,706,548.59	9.2271	96	22,882,304.63	9.2271
5	213,292,848.87	9.2271	51	69,959,357.57	9.2271	97	22,316,679.59	9.5347
6	208,743,677.87	9.5346	52	68,254,312.02	10.2158	98	21,764,820.92	9.2271
7	204,284,397.86	9.2271	53	66,590,401.75	9.2271	99	21,226,396.76	9.2271
8	199,913,158.07	9.5346	54	64,966,640.75	9.5347	100	20,701,083.23	10.2158
9	195,627,674.44	9.2271	55	63,382,066.48	9.2271	101	20,188,564.22	9.2271
10	191,423,299.06	9.2271	56	61,835,739.42	9.5347	102	19,688,531.17	9.5347
11	187,301,565.38	9.5346	57	60,326,742.45	9.2271	103	19,200,682.94	9.2271
12	183,254,806.10	9.2271	58	58,854,180.38	9.2271	104	18,724,725.58	9.5347
13	179,267,718.03	9.5347	59	57,417,179.39	9.5347	105	18,260,372.20	9.2271
14	175,339,162.59	9.2271	60	56,014,886.49	9.2271	106	17,807,342.78	9.2271
15	171,488,686.75	9.2271	61	54,646,469.12	9.5347	107	17,365,364.03	9.5347
16	167,714,674.48	10.2157	62	53,311,114.55	9.2271	108	16,934,169.22	9.2271
17	164,015,544.37	9.2271	63	52,008,029.51	9.2271	109	16,513,497.97	9.5347
18	160,389,748.93	9.5347	64	50,736,439.63	10.2158	110	16,103,096.17	9.2271
19	156,835,773.75	9.2271	65	49,495,589.07	9.2271	111	15,702,715.83	9.2271
20	153,352,136.87	9.5347	66	48,284,740.05	9.5347	112	15,312,114.87	10.2158
21	149,937,006.79	9.2271	67	47,103,172.39	9.2271	113	14,931,057.03	9.2271
22	146,586,646.05	9.2271	68	45,950,183.15	9.5347	114	14,559,311.74	9.5347
23	143,302,300.68	9.5347	69	44,825,086.16	9.2271	115	14,196,653.93	9.2271
24	140,077,798.53	9.2271	70	43,727,211.67	9.2271	116	13,842,863.95	9.5347
25	136,900,810.83	9.5347	71	42,655,905.91	9.5347	117	13,497,727.41	9.2271
26	133,770,428.87	9.2271	72	41,610,530.76	9.2271	118	13,161,035.08	9.2271
27	130,702,421.54	9.2271	73	40,590,463.35	9.5347	119	12,832,582.74	9.5347
28	127,695,494.89	9.8635	74	39,595,095.68	9.2271	120	12,512,171.08	9.2271
29	124,748,382.82	9.2271	75	38,623,834.30	9.2271	121	12,199,605.57	9.5347
30	121,836,079.29	9.5347	76	37,676,099.94	9.8635	122	11,894,696.36	9.2272
31	118,646,907.53	9.2271	77	36,751,327.19	9.2271	123	11,597,258.14	9.2272
32	115,129,209.50	9.5347	78	35,848,964.16	9.5347	124	11,307,110.08	9.8635
33	111,693,452.63	9.2271	79	34,968,472.15	9.2271	125	11,024,075.68	9.2272
34	108,340,876.10	9.2271	80	34,109,325.35	9.5347	126	10,747,982.67	9.5347
35	105,069,493.81	9.5347	81	33,271,010.51	9.2271	127	10,478,662.93	9.2272
36	101,877,367.03	9.2271	82	32,453,026.68	9.2271	128	10,215,952.39	9.5347
37	98,762,603.33	9.5347	83	31,654,884.87	9.5347
38	96,363,489.07	9.2271	84	30,876,107.82	9.2271
39	94,022,134.91	9.2271	85	30,116,229.65	9.5347
40	91,737,158.13	10.2157	86	29,374,795.65	9.2271
41	89,507,208.98	9.2271	87	28,651,362.00	9.2271
42	87,330,969.91	9.5347	88	27,945,495.48	10.2158
43	85,207,154.81	9.2271	89	27,256,773.26	9.2271
44	83,134,508.24	9.5347	90	26,584,782.58	9.5347
45	81,111,804.69	9.2271	91	25,929,120.64	9.2271
46	79,137,847.93	9.2271	92	25,289,394.22	9.5347

The Class 2-A1C Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	40,840,000.00	N/A	47	13,625,516.30	9.4347	93	4,352,661.88	9.1304
2	40,194,882.42	7.8782	48	13,293,762.93	9.1304	94	4,245,191.89	9.1304
3	39,294,361.60	9.1303	49	12,970,008.37	9.4347	95	4,140,335.68	9.4347
4	38,458,833.20	10.1085	50	12,654,060.94	9.1304	96	4,038,030.29	9.1304
5	37,639,842.64	9.1303	51	12,345,733.55	9.1304	97	3,938,214.26	9.4347
6	36,837,048.92	9.4346	52	12,044,843.59	10.1086	98	3,840,827.57	9.1304
7	36,050,118.29	9.1303	53	11,751,212.80	9.1304	99	3,745,811.68	9.1304
8	35,278,724.14	9.4346	54	11,464,667.15	9.4347	100	3,653,109.43	10.1086
9	34,522,463.41	9.1303	55	11,185,036.80	9.1304	101	3,562,665.03	9.1304
10	33,780,515.89	9.1303	56	10,912,155.94	9.4347	102	3,474,424.03	9.4347
11	33,053,152.17	9.4346	57	10,645,862.75	9.1304	103	3,388,333.29	9.1304
12	32,339,019.20	9.1303	58	10,385,999.23	9.1304	104	3,304,340.93	9.4347
13	31,635,416.44	9.4347	59	10,132,411.18	9.4347	105	3,222,396.33	9.1304
14	30,942,142.95	9.1303	60	9,884,948.09	9.1304	106	3,142,450.08	9.1304
15	30,262,648.19	9.1303	61	9,643,463.01	9.4347	107	3,064,453.95	9.4347
16	29,596,646.98	10.1086	62	9,407,812.55	9.1304	108	2,988,360.85	9.1304
17	28,943,860.26	9.1303	63	9,177,856.69	9.1304	109	2,914,124.85	9.4347
18	28,304,014.92	9.4347	64	8,953,458.80	10.1086	110	2,841,701.11	9.1304
19	27,676,843.74	9.1303	65	8,734,485.49	9.1304	111	2,771,045.86	9.1304
20	27,062,085.17	9.4347	66	8,520,806.56	9.4347	112	2,702,116.38	10.1086
21	26,459,416.03	9.1303	67	8,312,294.92	9.1304	113	2,634,870.98	9.1304
22	25,868,176.75	9.1303	68	8,108,826.52	9.4347	114	2,569,268.96	9.4347
23	25,288,587.23	9.4347	69	7,910,280.28	9.1304	115	2,505,270.62	9.1304
24	24,719,558.25	9.1303	70	7,716,538.00	9.1304	116	2,442,837.18	9.4347
25	24,158,914.17	9.4347	71	7,527,484.32	9.4347	117	2,381,930.82	9.1304
26	23,606,494.62	9.1303	72	7,343,006.62	9.1304	118	2,322,514.61	9.1304
27	23,065,082.34	9.1303	73	7,162,994.98	9.4347	119	2,264,552.52	9.4347
28	22,534,449.00	9.7600	74	6,987,342.11	9.1304	120	2,208,009.36	9.1304
29	22,014,371.14	9.1303	75	6,815,943.29	9.1304	121	2,152,850.82	9.4347
30	21,500,435.97	9.4347	76	6,648,696.29	9.7600	122	2,099,043.39	9.1304
31	20,937,641.76	9.1304	77	6,485,501.34	9.1304	123	2,046,554.37	9.1304
32	20,316,872.41	9.4347	78	6,326,261.03	9.4347	124	1,995,351.85	9.7601
33	19,710,563.25	9.1304	79	6,170,880.31	9.1304	125	1,945,404.67	9.1304
34	19,118,932.95	9.1304	80	6,019,266.39	9.4347	126	1,896,682.44	9.4347
35	18,541,631.02	9.4347	81	5,871,328.69	9.1304	127	1,849,155.50	9.1304
36	17,978,315.35	9.1304	82	5,726,978.81	9.1304	128	1,802,794.88	9.4347
37	17,428,651.96	9.4347	83	5,586,130.46	9.4347
38	17,005,279.46	9.1304	84	5,448,699.41	9.1304
39	16,592,099.91	9.1304	85	5,314,603.46	9.4347
40	16,188,869.29	10.1086	86	5,183,762.36	9.1304
41	15,795,349.42	9.1304	87	5,056,097.78	9.1304
42	15,411,307.79	9.4347	88	4,931,533.28	10.1086
43	15,036,517.43	9.1304	89	4,809,994.23	9.1304
44	14,670,756.79	9.4347	90	4,691,407.82	9.4347
45	14,313,809.62	9.1304	91	4,575,702.93	9.1304
46	13,965,464.81	9.1304	92	4,462,810.20	9.4347

The Class 3-A1A and Class 3-A1B Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	642,525,100.00	N/A	47	213,302,070.55	9.5544	93	68,136,874.98	9.2462
2	631,060,802.71	8.2112	48	208,108,479.37	9.2462	94	66,454,470.79	9.2462
3	617,124,631.36	9.2462	49	203,040,111.08	9.5544	95	64,812,985.58	9.5544
4	604,075,071.05	10.2368	50	198,093,965.12	9.2462	96	63,211,433.43	9.2462
5	591,282,346.35	9.2462	51	193,267,112.56	9.2462	97	61,648,852.02	9.5544
6	578,741,188.31	9.5544	52	188,556,694.37	10.2368	98	60,124,302.13	9.2462
7	566,446,440.09	9.2462	53	183,959,919.74	9.2462	99	58,636,866.97	9.2462
8	554,393,054.52	9.5544	54	179,474,064.54	9.5544	100	57,185,651.79	10.2368
9	542,576,091.66	9.2462	55	175,096,469.61	9.2462	101	55,769,783.21	9.2462
10	530,989,521.78	9.2462	56	170,824,539.30	9.5544	102	54,388,408.84	9.5544
11	519,619,296.75	9.5544	57	166,655,739.94	9.2462	103	53,040,696.67	9.2462
12	508,434,233.62	9.2462	58	162,587,598.34	9.2462	104	51,725,834.65	9.5544
13	497,433,562.33	9.5544	59	158,617,700.36	9.5544	105	50,443,030.19	9.2462
14	486,597,385.77	9.2462	60	154,743,689.55	9.2462	106	49,191,509.71	9.2462
15	475,975,307.87	9.2462	61	150,963,265.69	9.5544	107	47,970,518.17	9.5544
16	465,562,920.94	10.2368	62	147,274,183.52	9.2462	108	46,779,318.62	9.2462
17	455,355,911.35	9.2462	63	143,674,251.41	9.2462	109	45,617,191.80	9.5544
18	445,350,057.46	9.5544	64	140,161,330.06	10.2368	110	44,483,435.70	9.2462
19	435,541,227.60	9.2462	65	136,733,331.33	9.2462	111	43,377,365.14	9.2462
20	425,925,378.10	9.5544	66	133,388,216.88	9.5544	112	42,298,311.37	10.2368
21	416,498,551.38	9.2462	67	130,123,997.15	9.2462	113	41,245,621.68	9.2462
22	407,255,910.80	9.2462	68	126,938,730.06	9.5544	114	40,218,659.05	9.5544
23	398,186,154.48	9.5544	69	123,830,519.98	9.2462	115	39,216,801.71	9.2462
24	389,264,165.26	9.2462	70	120,797,516.55	9.2462	116	38,239,442.83	9.5544
25	380,489,345.95	9.5544	71	117,837,913.66	9.5544	117	37,285,990.13	9.2462
26	371,845,677.84	9.2462	72	114,949,948.32	9.2462	118	36,355,865.57	9.2462
27	363,373,177.04	9.2462	73	112,131,899.76	9.5544	119	35,448,504.95	9.5544
28	355,068,312.46	9.8838	74	109,382,088.24	9.2462	120	34,563,357.67	9.2462
29	346,927,628.47	9.2462	75	106,698,874.27	9.2462	121	33,699,886.28	9.5544
30	337,809,818.92	9.5544	76	104,080,657.49	9.8838	122	32,857,566.29	9.2462
31	327,832,366.94	9.2462	77	101,525,875.85	9.2462	123	32,035,885.79	9.2462
32	318,096,320.97	9.5544	78	99,033,004.65	9.5544	124	31,234,345.17	9.8838
33	308,595,917.15	9.2462	79	96,600,555.59	9.2462	125	30,452,456.82	9.2462
34	299,325,529.09	9.2462	80	94,227,076.05	9.5544	126	29,689,744.81	9.5544
35	290,279,664.69	9.5544	81	91,911,148.09	9.2462	127	28,945,744.72	9.2462
36	281,452,962.90	9.2462	82	89,651,387.72	9.2462	128	28,220,003.21	9.5544
37	272,840,190.60	9.5544	83	87,446,444.04	9.5544
38	266,212,280.91	9.2462	84	85,294,998.46	9.2462
39	259,743,944.25	9.2462	85	83,195,763.98	9.5544
40	253,431,360.57	10.2368	86	81,147,484.35	9.2462
41	247,270,800.90	9.2462	87	79,148,933.40	9.2462
42	241,258,625.23	9.5544	88	77,198,914.31	10.2368
43	235,391,280.39	9.2462	89	75,296,258.88	9.2462
44	229,665,297.97	9.5544	90	73,439,826.90	9.5544
45	224,077,292.31	9.2462	91	71,628,505.45	9.2462
46	218,623,958.51	9.2462	92	69,861,208.23	9.5544

The Class 3-A1C Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	113,387,000.00	N/A	47	37,641,602.33	9.4544	93	12,024,161.71	9.1494
2	111,363,884.52	8.1144	48	36,725,084.34	9.1494	94	11,727,266.24	9.1494
3	108,904,555.05	9.1494	49	35,830,664.55	9.4544	95	11,437,591.78	9.4544
4	106,601,686.69	10.1297	50	34,957,813.45	9.1494	96	11,154,964.34	9.1494
5	104,344,142.35	9.1494	51	34,106,014.17	9.1494	97	10,879,214.11	9.4544
6	102,130,992.22	9.4544	52	33,274,762.17	10.1297	98	10,610,175.33	9.1494
7	99,961,326.27	9.1494	53	32,463,564.97	9.1494	99	10,347,686.23	9.1494
8	97,834,253.82	9.4544	54	31,671,941.82	9.4544	100	10,091,588.90	10.1297
9	95,748,903.10	9.1494	55	30,899,423.46	9.1494	101	9,841,729.23	9.1494
10	93,704,210.06	9.1494	56	30,145,551.85	9.4544	102	9,597,956.77	9.4544
11	91,697,695.59	9.4544	57	29,409,879.84	9.1494	103	9,360,124.72	9.1494
12	89,723,856.83	9.1494	58	28,691,971.01	9.1494	104	9,128,089.76	9.4544
13	87,782,557.87	9.4544	59	27,991,399.33	9.4544	105	8,901,712.04	9.1494
14	85,870,287.45	9.1494	60	27,307,748.94	9.1494	106	8,680,855.02	9.1494
15	83,995,799.22	9.1494	61	26,640,613.93	9.4544	107	8,465,385.48	9.4544
16	82,158,315.36	10.1297	62	25,989,598.08	9.1494	108	8,255,173.36	9.1494
17	80,357,074.64	9.1494	63	25,354,314.63	9.1494	109	8,050,091.73	9.4544
18	78,591,332.05	9.4544	64	24,734,386.05	10.1297	110	7,850,016.71	9.1494
19	76,860,358.48	9.1494	65	24,129,443.83	9.1494	111	7,654,827.38	9.1494
20	75,163,440.35	9.4544	66	23,539,128.30	9.4544	112	7,464,405.73	10.1297
21	73,499,879.24	9.1494	67	22,963,088.32	9.1494	113	7,278,636.58	9.1494
22	71,868,821.63	9.1494	68	22,400,981.20	9.4544	114	7,097,407.50	9.4544
23	70,268,273.08	9.4544	69	21,852,472.40	9.1494	115	6,920,608.78	9.1494
24	68,693,801.12	9.1494	70	21,317,235.39	9.1494	116	6,748,133.33	9.4544
25	67,145,300.39	9.4544	71	20,794,951.44	9.4544	117	6,579,876.62	9.1494
26	65,619,944.02	9.1494	72	20,285,309.45	9.1494	118	6,415,736.65	9.1494
27	64,124,793.72	9.1494	73	19,788,005.72	9.4544	119	6,255,613.86	9.4544
28	62,659,226.34	9.7804	74	19,302,743.86	9.1494	120	6,099,411.07	9.1494
29	61,222,632.07	9.1494	75	18,829,234.53	9.1494	121	5,947,033.45	9.4544
30	59,613,603.52	9.4544	76	18,367,195.32	9.7804	122	5,798,388.44	9.1494
31	57,852,873.04	9.1494	77	17,916,350.57	9.1494	123	5,653,385.70	9.1494
32	56,134,743.72	9.4544	78	17,476,431.20	9.4544	124	5,511,937.06	9.7804
33	54,458,198.39	9.1494	79	17,047,174.60	9.1494	125	5,373,956.47	9.1494
34	52,822,244.16	9.1494	80	16,628,324.40	9.4544	126	5,239,359.96	9.4544
35	51,225,911.84	9.4544	81	16,219,630.38	9.1494	127	5,108,065.55	9.1494
36	49,668,255.35	9.1494	82	15,820,848.31	9.1494	128	4,979,993.26	9.4544
37	48,148,351.20	9.4544	83	15,431,739.79	9.4544
38	46,978,717.65	9.1494	84	15,052,072.14	9.1494
39	45,837,244.11	9.1494	85	14,681,618.23	9.4544
40	44,723,256.44	10.1297	86	14,320,156.37	9.1494
41	43,636,096.59	9.1494	87	13,967,470.17	9.1494
42	42,575,122.21	9.4544	88	13,623,348.44	10.1297
43	41,539,706.27	9.1494	89	13,287,585.02	9.1494
44	40,529,236.69	9.4544	90	12,959,978.70	9.4544
45	39,543,115.99	9.1494	91	12,640,333.07	9.1494
46	38,580,760.97	9.1494	92	12,328,456.45	9.4544

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

* The related classes of Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest distributable to the Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates will be reduced to the extent necessary to pay any related Carryover Shortfall Amount below (after giving effect to any related Net Deferred Interest amount allocated to the related Class PO Class);

2)

**

a)

from the Group 1 Mortgage Loans, first to the Class A-R, second pro rata to the Class 1-A1A and Class 1-A1B Certificates and third pro-rata to the Class PO-1 Certificates and the Group 1 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first pro rata to the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates and second pro-rata to the Class PO-2 Certificates and the Group 2 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

c)

from the Group 3 Mortgage Loans, first pro rata to the Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates and second pro-rata to the Class PO-3 Certificates and the Group 3 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

d)

from the Group 4 Mortgage Loans, first pro rata to the Class 4-A1A and Class 4-A1B Certificates and second pro-rata to the Class PO-4 Certificates and the Group 4 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

3)

to the Class 1-A1A and Class 1-A1B Certificates, and to the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates, and to the Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates, and to the Class 4-A1A and Class 4-A1B Certificates, based on amounts due, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X-1, Class X-2, Class X-3 and Class X-4 Certificates, respectively (after giving effect to any related Net Deferred Interest amount allocated to the Class X-1, Class X-2, Class X-3 and Class X-4 Certificates);

4)

To the Insurer, any reimbursement amounts due for prior draws on the Policy;

5)

to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

6)

to the Subordinate Certificates, sequentially in numerical order, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X-B Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class X-B Certificates)

*

The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any related Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**

Under certain limited circumstances such as when (i) the aggregate principal balance of any of the Class A Certificates related to each group and the related principal only component have been    reduced to zero or (ii) the aggregate principal balance of any of the Class A Certificates related to each group and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan Groups in case (i) or principal and interest from the other mortgage loan Groups in the case (ii) will be used to make payments on the unrelated Class A Certificates and principal only component, as described in the prospectus.

Yield Tables (%)

Class 2-A1A To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	7.79	5.35	3.08	2.46	1.69
MDUR (yr)	5.98	4.38	2.70	2.21	1.55
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class 2-A1A To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	8.17	5.74	3.35	2.68	1.83
MDUR (yr)	6.13	4.56	2.87	2.35	1.66
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 2-A1B To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	7.79	5.35	3.08	2.46	1.69
MDUR (yr)	5.95	4.36	2.70	2.20	1.55
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class 2-A1B To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	8.17	5.74	3.35	2.68	1.83
MDUR (yr)	6.09	4.55	2.86	2.35	1.66
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 2-A1C To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	7.79	5.35	3.08	2.46	1.69
MDUR (yr)	5.98	4.38	2.70	2.21	1.55
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class 2-A1C To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	8.17	5.74	3.35	2.68	1.83
MDUR (yr)	6.12	4.56	2.87	2.35	1.66
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 3-A1A To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	7.73	5.31	3.06	2.45	1.68
MDUR (yr)	5.94	4.35	2.69	2.19	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class 3-A1A To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	8.10	5.70	3.33	2.67	1.82
MDUR (yr)	6.08	4.53	2.85	2.34	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 3-A1B To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	7.73	5.31	3.06	2.45	1.68
MDUR (yr)	5.91	4.33	2.68	2.19	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class 3-A1B To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	8.10	5.70	3.33	2.67	1.82
MDUR (yr)	6.05	4.51	2.84	2.33	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 3-A1C To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	7.73	5.31	3.06	2.45	1.68
MDUR (yr)	5.93	4.35	2.69	2.19	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class 3-A1C To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	8.10	5.70	3.33	2.67	1.82
MDUR (yr)	6.07	4.53	2.85	2.34	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 4-A1A To Optional Call Date
Price = 102-10	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
Yield	4.941	4.789	4.440	4.238	3.780
WAL (yr)	7.77	5.36	3.12	2.50	1.73
MDUR (yr)	5.79	4.31	2.72	2.24	1.61
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class 4-A1A To Maturity
Price = 102-10	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
Yield	4.951	4.811	4.493	4.307	3.886
WAL (yr)	8.15	5.75	3.39	2.72	1.88
MDUR (yr)	5.92	4.49	2.89	2.39	1.72
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 4-A1B To Optional Call Date
Price = 102-10	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
Yield	4.941	4.789	4.440	4.238	3.780
WAL (yr)	7.77	5.36	3.12	2.50	1.73
MDUR (yr)	5.79	4.31	2.72	2.24	1.61
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class 4-A1B To Maturity
Price = 102-10	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
Yield	4.951	4.811	4.493	4.307	3.886
WAL (yr)	8.15	5.75	3.39	2.72	1.88
MDUR (yr)	5.92	4.49	2.89	2.39	1.72
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Aggregate Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,775,049,087	$27,592	$2,603,365
Average Scheduled Principal Balance	$451,093
Number of Mortgage Loans	3,935

Weighted Average Gross Coupon	4.168%	1.000%	9.563%
Weighted Average FICO Score	702	536	821
Weighted Average Original LTV	76.38%	2.75%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	349 months	360 months
Weighted Average Seasoning	1 month	0 months	11 months

Weighted Average Gross Margin	3.154%	0.900%	6.400%
Weighted Average Minimum Interest Rate	3.145%	0.900%	6.400%
Weighted Average Maximum Interest Rate	9.959%	8.950%	13.075%

Weighted Average Months to Roll	1 month	1 month	4 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Dec 1 2034	Dec 1 2035
Maximum Zip Code Concentration	0.45%	92253

ARM	100.00%	Purchase	47.98%
		Cash Out Refinance	39.24%
Negam MTA	91.79%	Rate/Term Refinance	12.78%
Negam LIBOR	8.21%
		Single Family	58.27%
Prepay Penalty: 12 months	57.58%	PUD	23.16%
Prepay Penalty: N/A	22.77%	Condominium	11.18%
Prepay Penalty: 36 months	19.59%	Two-Four Family	7.37%
Prepay Penalty: 24 months	0.06%	Co-Op	0.01%

First Lien	100.00%	Primary	75.43%
		Investor	17.77%
Reduced Documentation	75.53%	Second Home	6.80%
Full Documentation	14.01%
SISA	7.08%	Top 5 States:
Alternative Documentation	3.35%	California	61.84%
Unknown	0.03%	Florida	10.05%
		Nevada	4.08%
		Arizona	3.30%
		Virginia	2.78%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	7	271,571.66	0.02%	6.119	358	72.46	713
50,000.01 - 100,000.00	76	5,942,980.81	0.33%	4.607	359	76.42	712
100,000.01 - 150,000.00	175	22,314,753.00	1.26%	5.137	359	78.18	706
150,000.01 - 200,000.00	285	50,383,104.43	2.84%	4.905	359	78.02	706
200,000.01 - 250,000.00	308	69,720,153.74	3.93%	4.862	359	78.81	695
250,000.01 - 300,000.00	280	77,242,020.99	4.35%	5.038	359	78.27	691
300,000.01 - 350,000.00	249	80,819,077.33	4.55%	5.091	359	79.22	691
350,000.01 - 400,000.00	394	149,989,321.90	8.45%	4.577	359	78.44	692
400,000.01 - 450,000.00	510	217,067,103.33	12.23%	4.370	359	78.44	702
450,000.01 - 500,000.00	399	189,912,927.41	10.70%	3.993	359	78.04	706
500,000.01 - 550,000.00	275	144,391,990.12	8.13%	3.886	359	78.03	703
550,000.01 - 600,000.00	245	141,097,561.88	7.95%	4.098	359	78.28	708
600,000.01 - 650,000.00	256	161,825,018.42	9.12%	3.761	359	76.28	703
650,000.01 - 700,000.00	86	58,095,014.30	3.27%	4.026	359	73.69	703
700,000.01 - 750,000.00	70	50,983,579.94	2.87%	3.701	359	74.03	705
750,000.01 - 800,000.00	34	26,455,017.59	1.49%	3.222	359	73.28	716
800,000.01 - 850,000.00	36	29,737,405.61	1.68%	3.050	359	73.53	714
850,000.01 - 900,000.00	41	36,168,658.79	2.04%	4.381	359	73.58	713
900,000.01 - 950,000.00	18	16,571,316.42	0.93%	3.624	359	72.31	720
950,000.01 - 1,000,000.00	52	51,403,396.56	2.90%	3.922	359	70.20	706
1,000,000.01+	139	194,657,112.64	10.97%	3.639	359	69.70	706
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	833	426,826,676.14	24.05%	1.054	360	74.33	702
1.500 - 1.999	460	239,248,088.01	13.48%	1.573	360	74.45	696
2.000 - 2.499	154	62,727,199.63	3.53%	2.070	360	78.51	692
2.500 - 2.999	88	36,402,224.40	2.05%	2.603	360	77.94	707
3.000 - 3.499	79	23,966,161.90	1.35%	3.072	360	82.08	701
3.500 - 3.999	26	7,791,107.48	0.44%	3.625	360	87.07	681
4.000 - 4.499	11	3,616,644.31	0.20%	4.098	360	86.51	657
4.500 - 4.999	11	3,279,712.36	0.18%	4.708	359	83.10	691
5.000 - 5.499	37	19,798,885.20	1.12%	5.278	358	74.57	724
5.500 - 5.999	315	161,329,816.22	9.09%	5.823	358	74.42	711
6.000 - 6.499	923	428,117,544.71	24.12%	6.248	358	76.13	706
6.500 - 6.999	638	245,454,514.65	13.83%	6.667	358	78.82	701
7.000 - 7.499	285	91,548,613.53	5.16%	7.279	358	80.97	701
7.500 - 7.999	64	21,741,649.33	1.22%	7.711	359	88.63	697
8.000 - 8.499	7	2,497,197.02	0.14%	8.177	359	89.81	688
8.500 - 8.999	3	550,718.44	0.03%	8.525	359	90.00	692
9.500 - 9.999	1	152,333.54	0.01%	9.563	358	78.76	651
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
525-549	1	260,439.51	0.01%	6.413	358	41.94	536
550-574	1	2,000,000.00	0.11%	1.750	360	71.43	573
575-599	1	347,233.98	0.02%	1.500	360	80.00	597
600-619	16	8,410,430.74	0.47%	1.937	360	76.61	613
620-649	423	172,252,542.34	9.70%	3.781	359	74.81	636
650-674	805	341,467,865.70	19.24%	4.085	359	76.64	663
675-699	895	413,072,275.17	23.27%	4.170	359	77.11	687
700-724	593	287,814,243.28	16.21%	4.381	359	76.86	712
725-749	528	240,185,042.26	13.53%	4.413	359	77.26	737
750-774	387	182,958,669.11	10.31%	4.209	359	76.04	761
775-799	226	103,440,723.93	5.83%	4.011	359	73.29	786
800+	48	19,598,156.75	1.10%	4.308	359	72.40	807
None	11	3,241,464.10	0.18%	5.406	359	77.07	0
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	78	31,162,314.24	1.76%	4.240	359	41.14	712
50.00- 54.99	54	29,267,537.15	1.65%	3.866	359	52.50	717
55.00- 59.99	68	40,032,308.40	2.26%	3.503	359	57.48	706
60.00- 64.99	133	76,376,158.63	4.30%	3.845	359	62.53	698
65.00- 69.99	192	100,895,950.10	5.68%	3.715	359	67.45	699
70.00- 74.99	398	217,439,734.08	12.25%	4.014	359	71.91	700
75.00- 79.99	856	423,495,372.81	23.86%	3.988	359	76.77	702
80.00	1,566	654,571,632.54	36.88%	3.913	359	80.00	705
80.01- 84.99	13	4,607,060.59	0.26%	4.316	359	84.18	669
85.00- 89.99	111	37,109,219.33	2.09%	6.121	359	88.53	690
90.00- 94.99	332	116,679,627.22	6.57%	6.095	358	90.54	693
95.00- 99.99	134	43,412,171.78	2.45%	6.078	358	95.00	713
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	159	67,960,856.95	3.83%	4.631	359	72.46	711
20.01 -25.00	179	76,054,871.24	4.28%	4.181	359	74.54	707
25.01 -30.00	257	106,500,488.24	6.00%	4.163	359	76.47	706
30.01 -35.00	496	237,175,569.21	13.36%	4.068	359	74.51	703
35.01 -40.00	880	404,452,619.42	22.79%	4.320	359	76.86	700
40.01 -45.00	855	396,749,415.06	22.35%	3.998	359	77.21	701
45.01 -50.00	539	250,927,604.02	14.14%	4.153	359	77.52	699
50.01 -55.00	509	200,694,872.29	11.31%	4.295	359	77.09	708
55.01 -60.00	28	13,554,778.69	0.76%	3.626	360	74.62	687
None	33	20,978,011.75	1.18%	3.393	359	72.15	711
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam LIBOR	463	145,700,918.96	8.21%	6.380	358	76.54	705
Negam MTA	3,472	1,629,348,167.91	91.79%	3.970	359	76.36	702
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	2,894	1,285,848,013.10	72.44%	4.358	359	76.37	703
Silent Second	1,041	489,201,073.77	27.56%	3.669	359	76.40	701
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	1,018	404,241,930.21	22.77%	4.143	359	76.66	706
Prepay Penalty: 12 months	2,294	1,022,032,635.51	57.58%	4.431	359	75.66	703
Prepay Penalty: 24 months	2	1,124,411.62	0.06%	4.080	358	73.75	752
Prepay Penalty: 36 months	621	347,650,109.53	19.59%	3.424	359	78.19	695
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Unknown	1	600,000.00	0.03%	1.000	360	80.00	680
Alternative Documentation	180	59,458,782.81	3.35%	4.523	359	79.34	693
Full Documentation	619	248,626,887.83	14.01%	4.747	359	79.27	699
Reduced Documentation	2,822	1,340,756,280.67	75.53%	4.031	359	75.98	703
SISA	313	125,607,135.56	7.08%	4.336	359	73.47	707
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	1,495	696,509,863.77	39.24%	4.084	359	73.06	695
Purchase	1,948	851,609,051.01	47.98%	4.306	359	79.34	711
Rate/Term Refinance	492	226,930,172.09	12.78%	3.910	359	75.45	693
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Co-Op	1	243,213.46	0.01%	1.500	360	75.00	767
Condominium	540	198,517,312.12	11.18%	4.097	359	78.14	706
PUD	894	411,128,141.22	23.16%	4.385	359	77.21	706
Single Family	2,205	1,034,315,201.72	58.27%	4.134	359	75.85	699
Two-Four Family	295	130,845,218.35	7.37%	3.874	359	75.30	712
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	934	315,471,302.26	17.77%	4.548	359	75.48	714
Primary	2,727	1,338,874,019.06	75.43%	4.090	359	76.63	699
Second Home	274	120,703,765.55	6.80%	4.041	359	75.93	716
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	8	2,629,471.11	0.15%	3.227	359	78.74	707
Alaska	1	303,659.00	0.02%	6.413	359	75.00	723
Arizona	164	58,628,813.31	3.30%	4.548	359	76.46	710
Arkansas	3	1,087,907.19	0.06%	6.557	359	92.15	683
California	2,136	1,097,687,804.00	61.84%	4.033	359	75.81	701
Colorado	46	17,138,561.41	0.97%	3.865	359	76.74	690
Connecticut	20	7,174,592.46	0.40%	5.330	359	78.59	690
Delaware	4	880,946.83	0.05%	3.258	359	60.21	743
District of Columbia	3	1,468,153.84	0.08%	2.594	360	80.26	664
Florida	453	178,366,476.95	10.05%	4.573	359	77.92	706
Georgia	31	8,454,775.38	0.48%	5.298	359	73.84	693
Hawaii	38	28,180,641.50	1.59%	3.985	359	71.75	724
Idaho	23	5,669,603.90	0.32%	4.209	359	78.58	700
Illinois	75	24,632,028.20	1.39%	3.718	359	79.31	707
Indiana	9	2,587,646.59	0.15%	3.557	359	69.73	714
Iowa	2	269,028.61	0.02%	6.604	358	86.85	666
Kansas	2	256,943.81	0.01%	3.572	359	86.87	714
Kentucky	5	523,881.19	0.03%	4.664	359	85.92	689
Louisiana	14	3,725,809.20	0.21%	5.589	357	83.12	723
Maryland	55	25,047,593.39	1.41%	3.913	359	77.22	700
Massachusetts	58	20,867,773.68	1.18%	4.719	359	76.68	691
Michigan	24	11,533,678.88	0.65%	3.239	359	74.73	717
Minnesota	30	10,397,608.00	0.59%	4.366	359	77.76	699
Mississippi	2	164,710.70	0.01%	5.713	354	60.84	674
Missouri	8	3,128,391.29	0.18%	3.719	359	73.94	677
Montana	3	950,787.45	0.05%	1.171	360	66.02	687
Nevada	190	72,418,287.72	4.08%	4.512	359	79.32	706
New Jersey	104	46,147,772.88	2.60%	4.790	359	75.54	704
New Mexico	12	3,975,587.86	0.22%	3.679	359	78.18	706
New York	49	18,981,983.77	1.07%	2.993	359	71.09	710
North Carolina	22	8,336,929.12	0.47%	4.417	359	75.27	733
Ohio	9	1,836,923.15	0.10%	2.769	360	82.30	721
Oklahoma	3	485,604.74	0.03%	7.792	359	87.47	689
Oregon	28	7,706,062.92	0.43%	5.236	359	78.92	722
Pennsylvania	11	2,514,809.63	0.14%	5.117	359	82.03	685
Rhode Island	5	1,154,327.83	0.07%	4.755	359	76.50	696
South Carolina	21	7,054,805.15	0.40%	4.803	359	75.84	698
South Dakota	1	103,766.45	0.01%	6.975	359	80.00	743
Tennessee	8	1,945,722.03	0.11%	6.113	359	77.44	720
Texas	22	6,360,193.66	0.36%	4.431	359	80.70	697
Utah	24	7,239,719.50	0.41%	3.946	359	81.18	715
Vermont	3	721,308.42	0.04%	3.439	360	80.00	711
Virginia	113	49,349,053.05	2.78%	4.396	359	78.81	694
Washington	76	22,451,268.41	1.26%	4.389	359	78.52	700
West Virginia	1	485,082.28	0.03%	5.925	358	80.00	762
Wisconsin	16	4,022,590.43	0.23%	3.164	360	76.93	681
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	2	690,348.24	0.04%	4.258	359	79.64	680
1.500 - 1.999	27	12,378,470.70	0.70%	4.670	358	74.29	725
2.000 - 2.499	138	71,159,646.15	4.01%	3.803	359	71.62	715
2.500 - 2.999	1,044	524,286,606.83	29.54%	4.049	359	74.80	708
3.000 - 3.499	2,104	919,276,546.29	51.79%	4.179	359	76.46	700
3.500 - 3.999	426	183,356,322.95	10.33%	3.956	359	78.46	699
4.000 - 4.499	138	45,737,606.16	2.58%	5.565	359	86.85	695
4.500 - 4.999	52	17,071,377.42	0.96%	6.912	359	90.91	687
5.000 - 5.499	3	939,828.59	0.05%	3.954	360	90.00	670
6.000 - 6.499	1	152,333.54	0.01%	9.563	358	78.76	651
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	2	690,348.24	0.04%	4.258	359	79.64	680
1.000 - 1.499	10	4,338,963.65	0.24%	2.345	360	76.99	711
1.500 - 1.999	35	16,466,364.82	0.93%	4.026	359	74.25	714
2.000 - 2.499	136	70,500,770.62	3.97%	3.800	359	71.54	714
2.500 - 2.999	1,041	522,955,763.07	29.46%	4.056	359	74.79	708
3.000 - 3.499	2,095	914,442,165.24	51.52%	4.185	359	76.46	700
3.500 - 3.999	422	181,399,176.96	10.22%	3.984	359	78.48	699
4.000 - 4.499	138	46,091,994.72	2.60%	5.584	359	86.87	695
4.500 - 4.999	52	17,071,377.42	0.96%	6.912	359	90.91	687
5.000 - 5.499	3	939,828.59	0.05%	3.954	360	90.00	670
6.000 - 6.499	1	152,333.54	0.01%	9.563	358	78.76	651
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
8.500 - 8.999	2	800,540.78	0.05%	6.128	356	91.63	671
9.500 - 9.999	3,893	1,758,368,502.35	99.06%	4.154	359	76.30	703
10.000 -10.499	9	2,900,767.39	0.16%	4.915	358	78.44	703
10.500 -10.999	14	6,103,035.82	0.34%	5.896	359	84.14	682
11.000 -11.499	14	5,653,708.37	0.32%	5.693	359	87.63	678
11.500 -11.999	1	369,217.78	0.02%	1.750	360	74.00	746
12.000 -12.499	1	526,114.86	0.03%	7.913	359	85.69	628
13.000 -13.499	1	327,199.52	0.02%	6.938	359	95.00	747
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	39	15,478,402.24	0.87%	2.449	360	69.72	711
115	3,896	1,759,570,684.63	99.13%	4.183	359	76.44	702
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$281,610,732	$27,592	$662,680
Average Scheduled Principal Balance	$229,138
Number of Mortgage Loans	1,229

Weighted Average Gross Coupon	4.924%	1.000%	9.563%
Weighted Average FICO Score	699	620	821
Weighted Average Original LTV	77.12%	2.75%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	349 months	360 months
Weighted Average Seasoning	1 month	0 months	11 months

Weighted Average Gross Margin	3.298%	0.975%	6.400%
Weighted Average Minimum Interest Rate	3.287%	0.975%	6.400%
Weighted Average Maximum Interest Rate	9.964%	8.950%	13.075%

Weighted Average Months to Roll	1 month	1 month	4 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Dec 1 2034	Dec 1 2035
Maximum Zip Code Concentration	0.63%	89121

ARM	100.00%	Cash Out Refinance	43.53%
		Purchase	43.19%
Negam MTA	79.69%	Rate/Term Refinance	13.27%
Negam LIBOR	20.31%
		Single Family	44.94%
Prepay Penalty: 12 months	63.41%	PUD	19.93%
Prepay Penalty: N/A	35.52%	Two-Four Family	18.64%
Prepay Penalty: 36 months	1.07%	Condominium	16.40%
		Co-Op	0.09%
First Lien	100.00%
		Investor	46.80%
Reduced Documentation	64.77%	Primary	42.20%
Full Documentation	19.62%	Second Home	11.01%
SISA	9.34%
Alternative Documentation	6.27%	Top 5 States:
		California	36.85%
		Florida	14.68%
		Arizona	6.37%
		Nevada	6.14%
		New Jersey	3.77%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	7	271,571.66	0.10%	6.119	358	72.46	713
50,000.01 - 100,000.00	76	5,942,980.81	2.11%	4.607	359	76.42	712
100,000.01 - 150,000.00	159	20,212,652.00	7.18%	5.198	359	77.39	706
150,000.01 - 200,000.00	254	44,908,451.28	15.95%	4.866	359	77.13	707
200,000.01 - 250,000.00	253	57,258,165.64	20.33%	4.953	359	77.82	699
250,000.01 - 300,000.00	228	62,732,007.09	22.28%	4.972	359	77.13	691
300,000.01 - 350,000.00	175	56,961,756.52	20.23%	5.126	359	77.30	694
350,000.01 - 400,000.00	43	15,750,830.84	5.59%	4.997	359	78.19	694
400,000.01 - 450,000.00	12	5,149,945.00	1.83%	3.372	360	74.71	701
450,000.01 - 500,000.00	5	2,460,275.29	0.87%	2.570	360	69.35	727
500,000.01 - 550,000.00	3	1,588,782.68	0.56%	4.595	359	77.02	702
550,000.01 - 600,000.00	8	4,571,173.42	1.62%	5.413	359	73.60	708
600,000.01 - 650,000.00	5	3,139,459.84	1.11%	3.418	359	70.32	726
650,000.01 - 700,000.00	1	662,679.84	0.24%	2.125	359	80.00	721
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	143	32,273,019.89	11.46%	1.159	360	72.02	691
1.500 - 1.999	104	26,600,329.93	9.45%	1.590	360	72.34	697
2.000 - 2.499	80	17,765,478.44	6.31%	2.113	359	77.45	691
2.500 - 2.999	46	10,078,466.14	3.58%	2.548	360	81.67	708
3.000 - 3.499	50	9,838,347.53	3.49%	3.091	360	81.63	705
3.500 - 3.999	14	2,692,279.85	0.96%	3.693	359	88.65	685
4.000 - 4.499	4	1,053,586.57	0.37%	4.068	360	82.61	669
4.500 - 4.999	6	910,338.20	0.32%	4.724	360	88.64	710
5.000 - 5.499	7	1,649,332.99	0.59%	5.287	359	76.61	688
5.500 - 5.999	70	16,566,241.45	5.88%	5.832	358	75.06	701
6.000 - 6.499	224	56,251,300.99	19.97%	6.276	358	75.92	700
6.500 - 6.999	280	65,365,236.44	23.21%	6.688	358	78.48	698
7.000 - 7.499	164	32,978,091.37	11.71%	7.282	359	80.04	709
7.500 - 7.999	31	6,484,840.64	2.30%	7.708	359	85.71	702
8.000 - 8.499	3	791,631.94	0.28%	8.092	359	88.25	676
8.500 - 8.999	2	159,876.00	0.06%	8.525	359	90.00	728
9.500 - 9.999	1	152,333.54	0.05%	9.563	358	78.76	651
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
620-649	147	34,877,016.07	12.38%	4.660	359	73.94	636
650-674	287	66,891,126.29	23.75%	4.789	359	76.85	662
675-699	248	58,871,696.05	20.91%	4.908	359	77.96	686
700-724	170	38,326,892.59	13.61%	5.190	359	78.93	712
725-749	164	37,046,683.85	13.16%	4.887	359	78.00	737
750-774	108	23,995,015.05	8.52%	4.939	359	78.77	762
775-799	86	17,884,015.37	6.35%	5.279	359	76.25	785
800+	19	3,718,286.64	1.32%	5.908	358	65.05	808
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	43	8,821,287.33	3.13%	3.850	359	40.53	715
50.00- 54.99	20	4,086,984.37	1.45%	5.316	359	52.57	701
55.00- 59.99	20	4,314,716.61	1.53%	4.338	359	58.08	682
60.00- 64.99	38	9,318,391.04	3.31%	4.313	359	62.61	683
65.00- 69.99	52	12,552,916.30	4.46%	4.054	359	67.29	685
70.00- 74.99	112	29,021,596.28	10.31%	4.538	359	72.01	695
75.00- 79.99	247	60,966,612.37	21.65%	4.931	359	76.93	691
80.00	483	106,194,325.43	37.71%	4.809	359	80.00	707
80.01- 84.99	6	1,419,102.44	0.50%	5.864	358	83.41	683
85.00- 89.99	50	11,332,940.62	4.02%	6.287	359	88.39	689
90.00- 94.99	123	25,888,911.89	9.19%	6.001	358	90.43	700
95.00- 99.99	35	7,692,947.23	2.73%	5.635	359	95.00	714
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	1,229	281,610,731.91	100.00%	4.924	359	77.12	699
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	1,229	281,610,731.91	100.00%	4.924	359	77.12	699
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	61	12,279,886.48	4.36%	5.370	359	77.27	708
20.01 -25.00	66	13,534,331.94	4.81%	4.920	359	77.13	692
25.01 -30.00	93	19,807,712.26	7.03%	5.161	359	77.12	699
30.01 -35.00	133	30,026,965.65	10.66%	4.813	359	75.93	698
35.01 -40.00	249	60,151,759.76	21.36%	4.955	359	77.22	692
40.01 -45.00	237	54,101,385.46	19.21%	5.006	359	78.32	698
45.01 -50.00	145	34,652,723.51	12.31%	4.870	359	76.63	692
50.01 -55.00	224	52,365,988.59	18.60%	4.735	359	77.45	712
55.01 -60.00	10	2,007,239.27	0.71%	4.859	359	67.62	709
None	11	2,682,738.99	0.95%	4.515	359	70.85	702
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,229	281,610,731.91	100.00%	4.924	359	77.12	699
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam LIBOR	287	57,203,698.22	20.31%	6.444	359	76.78	706
Negam MTA	942	224,407,033.69	79.69%	4.537	359	77.21	697
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	950	219,773,533.30	78.04%	5.161	359	77.05	698
Silent Second	279	61,837,198.61	21.96%	4.084	359	77.40	704
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	447	100,032,709.72	35.52%	4.532	359	77.95	699
Prepay Penalty: 12 months	765	178,562,221.97	63.41%	5.121	359	76.74	699
Prepay Penalty: 36 months	17	3,015,800.22	1.07%	6.256	356	72.20	720
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,229	281,610,731.91	100.00%	4.924	359	77.12	699
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	96	17,661,375.70	6.27%	5.269	359	79.24	704
Full Documentation	252	55,257,227.77	19.62%	5.357	359	79.90	703
Reduced Documentation	771	182,389,172.56	64.77%	4.672	359	76.21	698
SISA	110	26,302,955.88	9.34%	5.535	358	76.22	695
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	497	122,590,724.86	43.53%	4.851	359	74.02	687
Purchase	564	121,641,573.72	43.19%	4.975	359	80.27	714
Rate/Term Refinance	168	37,378,433.33	13.27%	4.998	359	77.09	688
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Co-Op	1	243,213.46	0.09%	1.500	360	75.00	767
Condominium	237	46,190,014.29	16.40%	4.834	359	78.84	706
PUD	246	56,139,045.03	19.93%	5.143	359	80.14	705
Single Family	573	126,550,101.60	44.94%	4.995	359	75.75	690
Two-Four Family	172	52,488,357.53	18.64%	4.614	359	75.72	708
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	605	131,783,319.38	46.80%	4.970	359	76.96	710
Primary	484	118,833,364.39	42.20%	4.872	359	76.21	685
Second Home	140	30,994,048.14	11.01%	4.929	359	81.31	707
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	5	428,079.36	0.15%	6.091	358	82.82	746
Alaska	1	303,659.00	0.11%	6.413	359	75.00	723
Arizona	84	17,942,265.15	6.37%	4.921	359	77.49	711
Arkansas	1	72,769.45	0.03%	2.750	359	90.00	738
California	356	103,761,770.31	36.85%	4.991	359	73.91	697
Colorado	24	4,717,853.02	1.68%	3.342	359	80.45	697
Connecticut	10	2,451,178.88	0.87%	5.464	359	76.83	681
Delaware	3	402,003.41	0.14%	5.353	359	69.27	679
Florida	210	41,340,618.56	14.68%	5.351	359	79.75	704
Georgia	24	4,323,213.76	1.54%	5.336	359	80.81	692
Hawaii	10	2,987,081.25	1.06%	3.666	359	67.63	686
Idaho	17	3,212,603.47	1.14%	4.451	359	83.10	712
Illinois	43	9,535,649.99	3.39%	3.646	359	78.67	689
Indiana	6	645,839.69	0.23%	5.018	359	82.46	667
Iowa	2	269,028.61	0.10%	6.604	358	86.85	666
Kansas	2	256,943.81	0.09%	3.572	359	86.87	714
Kentucky	5	523,881.19	0.19%	4.664	359	85.92	689
Louisiana	9	1,610,683.57	0.57%	4.862	358	82.17	708
Maryland	13	2,954,932.72	1.05%	4.233	359	76.73	674
Massachusetts	35	9,088,250.58	3.23%	4.303	359	77.92	683
Michigan	7	855,197.34	0.30%	3.982	359	76.14	713
Minnesota	19	3,731,756.16	1.33%	4.896	359	79.06	697
Mississippi	2	164,710.70	0.06%	5.713	354	60.84	674
Missouri	5	694,363.18	0.25%	4.953	359	83.89	703
Montana	2	486,396.76	0.17%	1.335	360	62.22	702
Nevada	79	17,290,677.84	6.14%	5.636	359	79.51	705
New Jersey	41	10,620,349.01	3.77%	5.332	358	80.08	697
New Mexico	8	1,561,850.77	0.55%	4.009	359	82.41	702
New York	21	5,342,728.11	1.90%	4.086	359	69.92	700
North Carolina	12	1,774,125.80	0.63%	5.647	359	82.51	712
Ohio	7	941,803.63	0.33%	3.975	360	84.48	745
Oklahoma	3	485,604.74	0.17%	7.792	359	87.47	689
Oregon	18	3,575,351.05	1.27%	4.676	359	79.32	718
Pennsylvania	9	1,148,373.07	0.41%	3.762	359	85.54	692
Rhode Island	5	1,154,327.83	0.41%	4.755	359	76.50	696
South Carolina	13	2,607,814.80	0.93%	6.113	359	81.16	694
South Dakota	1	103,766.45	0.04%	6.975	359	80.00	743
Tennessee	5	723,116.35	0.26%	6.720	359	78.15	730
Texas	13	1,694,772.51	0.60%	4.395	359	84.92	714
Utah	16	3,102,906.35	1.10%	4.426	359	79.49	723
Vermont	2	407,900.15	0.14%	1.500	360	80.00	694
Virginia	29	6,227,573.76	2.21%	4.680	359	79.75	682
Washington	43	8,591,041.00	3.05%	5.003	359	79.48	699
Wisconsin	9	1,495,918.77	0.53%	2.611	360	79.11	701
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	1	147,528.81	0.05%	4.975	359	78.31	649
1.500 - 1.999	10	2,155,861.52	0.77%	5.648	359	72.26	711
2.000 - 2.499	35	7,721,867.32	2.74%	5.108	358	71.43	708
2.500 - 2.999	212	48,768,660.43	17.32%	5.247	359	75.16	701
3.000 - 3.499	710	164,517,455.85	58.42%	4.810	359	76.62	697
3.500 - 3.999	165	38,197,620.07	13.56%	4.775	359	78.62	698
4.000 - 4.499	69	14,279,127.73	5.07%	4.583	359	84.42	714
4.500 - 4.999	24	5,175,948.05	1.84%	6.904	359	89.74	684
5.000 - 5.499	2	494,328.59	0.18%	4.363	359	90.00	672
6.000 - 6.499	1	152,333.54	0.05%	9.563	358	78.76	651
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	1	147,528.81	0.05%	4.975	359	78.31	649
1.000 - 1.499	3	733,127.74	0.26%	2.694	360	77.15	721
1.500 - 1.999	12	3,050,736.32	1.08%	4.457	359	72.64	706
2.000 - 2.499	34	7,522,423.74	2.67%	5.217	358	71.21	706
2.500 - 2.999	211	48,474,363.44	17.21%	5.273	359	75.14	701
3.000 - 3.499	709	163,848,539.87	58.18%	4.818	359	76.66	697
3.500 - 3.999	164	37,878,974.08	13.45%	4.800	359	78.61	699
4.000 - 4.499	68	14,132,427.73	5.02%	4.600	359	84.36	714
4.500 - 4.999	24	5,175,948.05	1.84%	6.904	359	89.74	684
5.000 - 5.499	2	494,328.59	0.18%	4.363	359	90.00	672
6.000 - 6.499	1	152,333.54	0.05%	9.563	358	78.76	651
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
8.500 - 8.999	1	344,597.21	0.12%	6.213	356	90.00	660
9.500 - 9.999	1,210	276,472,223.06	98.18%	4.894	359	76.98	699
10.000 -10.499	7	1,900,342.10	0.67%	6.845	358	79.30	720
10.500 -10.999	6	1,820,605.09	0.65%	5.825	359	85.48	695
11.000 -11.499	4	745,764.93	0.26%	7.695	359	91.40	677
13.000 -13.499	1	327,199.52	0.12%	6.938	359	95.00	747
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	17	4,267,206.31	1.52%	3.436	359	68.28	699
115	1,212	277,343,525.60	98.48%	4.947	359	77.26	699
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Group 2 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$304,209,220	$109,577	$1,999,152
Average Scheduled Principal Balance	$532,766
Number of Mortgage Loans	571

Weighted Average Gross Coupon	4.016%	1.000%	8.525%
Weighted Average FICO Score	708	536	815
Weighted Average Original LTV	76.23%	37.94%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	351 months	360 months
Weighted Average Seasoning	1 month	0 months	9 months

Weighted Average Gross Margin	3.278%	1.925%	4.900%
Weighted Average Minimum Interest Rate	3.274%	1.000%	4.900%
Weighted Average Maximum Interest Rate	9.955%	8.950%	11.700%

Weighted Average Months to Roll	1 month	1 month	3 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Feb 1 2035	Dec 1 2035
Maximum Zip Code Concentration	1.10%	94010

ARM	100.00%	Single Family	57.74%
		PUD	26.63%
Negam MTA	90.94%	Condominium	10.54%
Negam LIBOR	9.06%	Two-Four Family	5.08%

Prepay Penalty: N/A	100.00%	Primary	76.43%
		Investor	14.98%
First Lien	100.00%	Second Home	8.59%

Reduced Documentation	76.98%	Top 5 States:
Full Documentation	14.94%	California	50.79%
SISA	5.28%	New Jersey	10.34%
Alternative Documentation	2.81%	Florida	7.12%
		Virginia	5.22%
Purchase	58.97%	Illinois	3.77%
Cash Out Refinance	27.84%
Rate/Term Refinance	13.18%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
100,000.01 - 150,000.00	6	774,683.94	0.25%	4.424	359	88.49	720
150,000.01 - 200,000.00	13	2,341,091.59	0.77%	4.802	359	84.77	704
200,000.01 - 250,000.00	19	4,250,493.24	1.40%	3.628	359	83.22	682
250,000.01 - 300,000.00	21	5,840,756.66	1.92%	5.430	358	82.06	687
300,000.01 - 350,000.00	41	13,225,806.73	4.35%	5.097	359	83.87	687
350,000.01 - 400,000.00	91	34,734,749.55	11.42%	4.460	359	80.63	699
400,000.01 - 450,000.00	77	32,455,802.95	10.67%	4.979	359	79.76	713
450,000.01 - 500,000.00	65	30,803,437.25	10.13%	3.856	359	78.01	716
500,000.01 - 550,000.00	52	27,399,344.34	9.01%	3.951	359	79.30	711
550,000.01 - 600,000.00	36	20,617,729.94	6.78%	4.124	359	78.20	717
600,000.01 - 650,000.00	45	28,476,951.67	9.36%	3.708	359	77.10	708
650,000.01 - 700,000.00	17	11,486,762.36	3.78%	3.015	359	73.37	721
700,000.01 - 750,000.00	13	9,511,079.87	3.13%	2.610	360	71.94	726
750,000.01 - 800,000.00	8	6,241,670.70	2.05%	3.219	360	69.50	725
800,000.01 - 850,000.00	12	9,941,374.01	3.27%	3.354	359	72.20	732
850,000.01 - 900,000.00	9	7,933,817.12	2.61%	4.498	359	72.88	704
900,000.01 - 950,000.00	5	4,623,955.50	1.52%	4.229	359	69.07	721
950,000.01 - 1,000,000.00	10	9,903,924.87	3.26%	3.814	359	71.04	711
1,000,000.01+	31	43,645,788.20	14.35%	3.489	359	67.10	698
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	118	65,128,126.18	21.41%	1.056	360	74.73	708
1.500 - 1.999	97	58,984,489.69	19.39%	1.637	360	73.32	711
2.000 - 2.499	24	13,449,409.83	4.42%	2.094	360	80.47	707
2.500 - 2.999	16	10,151,800.38	3.34%	2.624	360	75.44	715
3.000 - 3.499	8	3,636,938.15	1.20%	3.038	360	82.80	697
3.500 - 3.999	3	1,363,520.21	0.45%	3.680	360	80.90	661
4.000 - 4.499	1	294,774.67	0.10%	4.000	360	80.00	619
4.500 - 4.999	1	327,328.11	0.11%	4.625	359	95.00	670
5.000 - 5.499	4	2,186,833.50	0.72%	5.412	359	71.89	714
5.500 - 5.999	49	25,508,634.89	8.39%	5.901	358	76.39	713
6.000 - 6.499	88	48,183,315.73	15.84%	6.303	358	75.02	711
6.500 - 6.999	110	53,953,248.53	17.74%	6.647	358	77.52	707
7.000 - 7.499	34	13,470,890.30	4.43%	7.318	358	81.66	697
7.500 - 7.999	13	5,473,502.80	1.80%	7.687	358	89.94	704
8.000 - 8.499	4	1,705,565.08	0.56%	8.217	359	90.53	694
8.500 - 8.999	1	390,842.44	0.13%	8.525	359	90.00	677
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
525-549	1	260,439.51	0.09%	6.413	358	41.94	536
575-599	1	347,233.98	0.11%	1.500	360	80.00	597
600-619	3	1,953,143.13	0.64%	2.063	359	77.38	609
620-649	41	18,892,489.30	6.21%	4.016	359	74.43	638
650-674	103	50,184,172.65	16.50%	4.082	359	77.74	664
675-699	130	71,922,365.36	23.64%	3.895	359	76.14	688
700-724	91	52,839,618.31	17.37%	4.348	359	76.76	711
725-749	89	47,693,414.74	15.68%	4.229	359	76.56	736
750-774	63	32,322,181.66	10.62%	3.940	359	76.90	760
775-799	41	24,263,992.97	7.98%	3.310	359	71.33	785
800+	7	3,358,056.56	1.10%	4.497	359	83.60	807
None	1	172,112.32	0.06%	1.500	360	75.00	0
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	6	5,619,167.99	1.85%	4.269	358	44.02	694
50.00- 54.99	11	9,017,926.27	2.96%	3.974	359	52.99	716
55.00- 59.99	12	8,564,333.43	2.82%	2.625	359	57.72	708
60.00- 64.99	19	15,064,359.92	4.95%	4.890	359	62.08	715
65.00- 69.99	23	13,201,712.86	4.34%	4.578	359	67.67	714
70.00- 74.99	65	41,300,230.23	13.58%	3.229	359	71.91	707
75.00- 79.99	121	73,597,870.26	24.19%	3.439	359	76.62	713
80.00	198	94,006,379.22	30.90%	3.899	359	80.00	708
80.01- 84.99	1	650,000.00	0.21%	2.250	360	84.42	664
85.00- 89.99	24	9,609,476.46	3.16%	5.748	358	88.85	695
90.00- 94.99	48	19,118,230.80	6.28%	5.764	359	90.55	694
95.00- 99.99	43	14,459,533.05	4.75%	5.898	358	95.00	717
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	571	304,209,220.49	100.00%	4.016	359	76.23	708
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	571	304,209,220.49	100.00%	4.016	359	76.23	708
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	25	16,358,333.42	5.38%	4.112	359	67.12	723
20.01 -25.00	35	21,580,962.35	7.09%	4.012	359	75.05	713
25.01 -30.00	41	20,154,628.91	6.63%	3.018	359	77.94	714
30.01 -35.00	89	47,064,725.17	15.47%	4.083	359	74.71	713
35.01 -40.00	128	69,503,097.97	22.85%	4.030	359	76.52	707
40.01 -45.00	109	57,625,453.70	18.94%	4.343	359	78.04	705
45.01 -50.00	79	41,281,699.89	13.57%	3.739	359	77.42	702
50.01 -55.00	58	25,164,694.06	8.27%	4.567	359	78.73	707
55.01 -60.00	3	1,447,426.36	0.48%	6.853	359	77.39	685
None	4	4,028,198.66	1.32%	1.274	360	69.97	700
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	571	304,209,220.49	100.00%	4.016	359	76.23	708
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam LIBOR	62	27,576,450.16	9.06%	5.887	358	76.88	708
Negam MTA	509	276,632,770.33	90.94%	3.829	359	76.17	708
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	415	217,973,412.61	71.65%	4.126	359	76.73	708
Silent Second	156	86,235,807.88	28.35%	3.736	359	74.97	709
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	571	304,209,220.49	100.00%	4.016	359	76.23	708
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	571	304,209,220.49	100.00%	4.016	359	76.23	708
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	18	8,541,480.72	2.81%	4.005	359	81.77	701
Full Documentation	90	45,442,151.41	14.94%	4.146	359	79.58	703
Reduced Documentation	426	234,169,304.75	76.98%	3.938	359	75.65	711
SISA	37	16,056,283.61	5.28%	4.789	359	72.38	696
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	132	84,699,598.48	27.84%	3.887	359	69.79	701
Purchase	380	179,403,867.12	58.97%	4.221	359	80.18	713
Rate/Term Refinance	59	40,105,754.89	13.18%	3.367	359	72.19	706
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	69	32,066,250.31	10.54%	3.391	359	79.44	707
PUD	156	81,008,965.83	26.63%	4.517	359	77.69	710
Single Family	318	175,664,972.97	57.74%	4.024	359	75.07	708
Two-Four Family	28	15,469,031.38	5.08%	2.584	360	75.19	710
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	84	45,581,892.47	14.98%	3.709	359	74.59	721
Primary	450	232,506,202.62	76.43%	4.219	359	76.42	706
Second Home	37	26,121,125.40	8.59%	2.742	359	77.49	712
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	1	522,844.54	0.17%	7.400	356	80.00	727
Arizona	21	10,851,408.07	3.57%	4.824	359	78.61	700
California	274	154,506,847.68	50.79%	3.884	359	75.63	706
Colorado	6	3,584,803.47	1.18%	4.874	359	70.22	705
Connecticut	4	1,637,037.43	0.54%	5.772	359	78.59	698
District of Columbia	1	361,433.84	0.12%	6.163	358	89.77	651
Florida	50	21,651,000.38	7.12%	3.657	359	79.64	715
Georgia	3	804,489.26	0.26%	2.570	360	79.20	731
Hawaii	6	5,643,678.77	1.86%	2.544	360	69.74	720
Idaho	3	855,357.04	0.28%	1.647	360	62.86	690
Illinois	23	11,454,047.95	3.77%	3.647	359	80.88	726
Indiana	1	515,000.00	0.17%	1.500	360	73.57	669
Louisiana	1	663,830.95	0.22%	6.800	355	80.00	757
Maryland	10	5,954,135.59	1.96%	5.335	359	73.70	717
Massachusetts	4	2,799,601.47	0.92%	4.878	358	72.59	732
Michigan	4	2,340,661.17	0.77%	1.908	359	72.79	766
Minnesota	6	4,380,180.88	1.44%	3.441	359	76.23	694
Missouri	1	1,500,000.00	0.49%	1.000	360	57.69	660
Nevada	17	6,772,449.69	2.23%	4.716	359	82.80	701
New Jersey	57	31,440,526.09	10.34%	4.454	359	74.22	706
New Mexico	4	2,413,737.09	0.79%	3.465	360	75.45	708
New York	15	6,302,726.35	2.07%	3.000	359	72.46	723
North Carolina	4	2,514,040.51	0.83%	3.963	359	71.02	754
Oregon	4	1,552,074.12	0.51%	6.374	358	83.42	744
South Carolina	4	1,198,300.77	0.39%	1.708	360	73.49	691
Tennessee	1	113,976.57	0.04%	1.500	360	80.00	639
Texas	1	463,014.37	0.15%	5.813	358	90.00	678
Utah	1	1,237,270.51	0.41%	1.500	360	80.00	715
Vermont	1	313,408.27	0.10%	5.963	359	80.00	732
Virginia	32	15,889,252.22	5.22%	5.105	359	80.24	706
Washington	6	2,393,325.29	0.79%	2.955	359	83.30	693
West Virginia	1	485,082.28	0.16%	5.925	358	80.00	762
Wisconsin	4	1,093,677.87	0.36%	6.137	359	87.52	686
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.500 - 1.999	1	485,082.28	0.16%	5.925	358	80.00	762
2.000 - 2.499	17	10,314,233.38	3.39%	2.415	360	68.83	719
2.500 - 2.999	131	66,615,690.02	21.90%	4.309	359	75.05	715
3.000 - 3.499	287	153,609,749.84	50.49%	4.193	359	76.69	703
3.500 - 3.999	107	60,672,088.20	19.94%	3.066	359	75.35	715
4.000 - 4.499	19	9,092,405.73	2.99%	5.467	359	85.31	694
4.500 - 4.999	9	3,419,971.04	1.12%	7.903	359	92.09	692
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	1	399,046.77	0.13%	1.000	360	74.07	739
1.500 - 1.999	2	914,135.76	0.30%	6.224	358	77.86	725
2.000 - 2.499	17	10,314,233.38	3.39%	2.415	360	68.83	719
2.500 - 2.999	130	66,216,643.25	21.77%	4.329	359	75.06	715
3.000 - 3.499	285	152,679,607.80	50.19%	4.178	359	76.65	704
3.500 - 3.999	107	60,672,088.20	19.94%	3.066	359	75.35	715
4.000 - 4.499	20	9,593,494.29	3.15%	5.524	359	85.55	693
4.500 - 4.999	9	3,419,971.04	1.12%	7.903	359	92.09	692
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
8.500 - 8.999	1	455,943.57	0.15%	6.063	356	92.86	680
9.500 - 9.999	567	302,501,650.04	99.44%	4.003	359	76.17	709
11.000 -11.499	2	882,409.10	0.29%	8.063	359	89.95	675
11.500 -11.999	1	369,217.78	0.12%	1.750	360	74.00	746
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	9	3,874,666.62	1.27%	1.852	360	69.30	734
115	562	300,334,553.87	98.73%	4.043	359	76.32	708
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Group 3 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$844,594,825	$109,205	$2,001,231
Average Scheduled Principal Balance	$551,662
Number of Mortgage Loans	1,531

Weighted Average Gross Coupon	4.285%	1.000%	7.938%
Weighted Average FICO Score	704	605	814
Weighted Average Original LTV	75.42%	8.00%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	354 months	360 months
Weighted Average Seasoning	1 month	0 months	6 months

Weighted Average Gross Margin	3.039%	0.900%	4.900%
Weighted Average Minimum Interest Rate	3.034%	0.900%	4.900%
Weighted Average Maximum Interest Rate	9.956%	9.950%	11.450%

Weighted Average Months to Roll	1 month	1 month	4 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		May 1 2035	Dec 1 2035
Maximum Zip Code Concentration	0.79%	92130

ARM	100.00%	Single Family	58.20%
		PUD	24.68%
Negam MTA	92.85%	Condominium	10.86%
Negam LIBOR	7.15%	Two-Four Family	6.26%

Prepay Penalty: 12 months	99.87%	Primary	80.46%
Prepay Penalty: 24 months	0.13%	Investor	13.68%
		Second Home	5.86%
First Lien	100.00%
		Top 5 States:
Reduced Documentation	79.65%	California	71.63%
Full Documentation	10.40%	Florida	8.99%
SISA	7.59%	Nevada	3.93%
Alternative Documentation	2.36%	Arizona	2.76%
		Hawaii	2.24%
Purchase	50.40%
Cash Out Refinance	37.67%
Rate/Term Refinance	11.93%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
100,000.01 - 150,000.00	10	1,327,417.06	0.16%	4.635	359	84.32	699
150,000.01 - 200,000.00	16	2,776,172.80	0.33%	5.411	359	85.38	678
200,000.01 - 250,000.00	35	7,962,787.34	0.94%	4.800	359	83.55	675
250,000.01 - 300,000.00	31	8,669,257.24	1.03%	5.251	359	83.92	689
300,000.01 - 350,000.00	33	10,631,514.08	1.26%	4.893	359	83.73	678
350,000.01 - 400,000.00	252	96,452,962.81	11.42%	4.493	359	77.37	688
400,000.01 - 450,000.00	244	103,810,449.41	12.29%	4.739	359	76.75	703
450,000.01 - 500,000.00	205	97,615,861.43	11.56%	4.312	359	76.67	708
500,000.01 - 550,000.00	138	72,357,500.02	8.57%	4.201	359	76.37	704
550,000.01 - 600,000.00	140	80,517,182.99	9.53%	4.387	359	77.97	708
600,000.01 - 650,000.00	146	92,542,037.44	10.96%	4.018	359	75.00	705
650,000.01 - 700,000.00	52	35,198,249.66	4.17%	4.537	359	72.32	703
700,000.01 - 750,000.00	46	33,415,856.69	3.96%	4.062	359	74.28	702
750,000.01 - 800,000.00	18	14,026,822.58	1.66%	3.534	359	74.07	727
800,000.01 - 850,000.00	18	14,812,544.55	1.75%	3.161	359	74.19	709
850,000.01 - 900,000.00	25	22,056,796.85	2.61%	5.043	359	73.31	719
900,000.01 - 950,000.00	11	10,124,529.51	1.20%	3.339	359	73.76	720
950,000.01 - 1,000,000.00	35	34,655,054.98	4.10%	4.245	359	69.36	707
1,000,000.01+	76	105,641,827.72	12.51%	3.813	359	70.79	714
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	354	206,862,520.07	24.49%	1.058	360	74.04	702
1.500 - 1.999	168	96,093,502.39	11.38%	1.560	360	74.69	695
2.000 - 2.499	33	20,055,061.36	2.37%	2.038	360	78.99	698
2.500 - 2.999	14	8,269,336.74	0.98%	2.608	360	75.08	700
3.000 - 3.499	11	5,659,226.22	0.67%	3.078	360	81.13	705
3.500 - 3.999	5	1,892,143.10	0.22%	3.553	360	88.74	703
4.000 - 4.499	5	1,778,458.85	0.21%	4.091	359	88.94	648
4.500 - 4.999	4	2,042,046.05	0.24%	4.714	359	78.72	686
5.000 - 5.499	25	15,383,068.35	1.82%	5.264	358	74.53	729
5.500 - 5.999	174	105,514,170.25	12.49%	5.809	358	73.96	715
6.000 - 6.499	486	253,372,281.26	30.00%	6.233	358	75.34	707
6.500 - 6.999	182	90,203,331.72	10.68%	6.647	358	78.06	703
7.000 - 7.499	61	33,467,881.42	3.96%	7.256	359	78.31	701
7.500 - 7.999	9	4,001,797.38	0.47%	7.774	358	88.77	692
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-619	8	3,943,859.32	0.47%	1.802	360	75.83	615
620-649	160	75,853,661.59	8.98%	3.624	359	73.99	636
650-674	290	152,621,782.12	18.07%	4.119	359	75.76	664
675-699	364	194,005,442.97	22.97%	4.293	359	76.24	687
700-724	240	146,416,048.58	17.34%	4.563	359	75.37	712
725-749	200	114,100,644.65	13.51%	4.608	359	76.95	737
750-774	168	98,461,115.14	11.66%	4.362	359	74.50	761
775-799	77	48,455,146.72	5.74%	4.201	359	72.51	785
800+	14	7,667,772.29	0.91%	4.079	358	69.98	805
None	10	3,069,351.78	0.36%	5.625	359	77.18	0
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	25	14,620,377.68	1.73%	4.785	358	39.47	712
50.00- 54.99	21	14,676,473.60	1.74%	3.358	359	52.06	725
55.00- 59.99	29	19,641,893.53	2.33%	3.867	359	57.12	711
60.00- 64.99	55	37,496,064.15	4.44%	3.355	359	62.54	697
65.00- 69.99	77	51,587,692.13	6.11%	3.855	359	67.41	703
70.00- 74.99	169	107,327,509.10	12.71%	4.557	359	72.00	701
75.00- 79.99	367	217,649,114.71	25.77%	4.363	359	76.75	704
80.00	674	340,739,074.34	40.34%	4.170	359	80.00	706
80.01- 84.99	3	964,581.58	0.11%	2.145	360	84.42	672
85.00- 89.99	21	8,648,610.58	1.02%	5.866	359	87.88	696
90.00- 94.99	57	20,620,148.33	2.44%	5.879	359	90.92	687
95.00- 99.99	33	10,623,285.43	1.26%	6.192	359	95.00	701
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	1,531	844,594,825.16	100.00%	4.285	359	75.42	704
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	1,531	844,594,825.16	100.00%	4.285	359	75.42	704
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	61	33,585,245.57	3.98%	4.773	359	71.95	708
20.01 -25.00	55	28,228,896.50	3.34%	4.586	359	72.63	713
25.01 -30.00	86	47,087,742.47	5.58%	4.406	359	73.57	703
30.01 -35.00	198	113,056,011.79	13.39%	4.266	359	73.05	704
35.01 -40.00	341	186,105,108.07	22.03%	4.478	359	76.24	703
40.01 -45.00	368	206,143,534.34	24.41%	4.073	359	76.35	702
45.01 -50.00	229	123,807,721.08	14.66%	4.300	359	77.06	704
50.01 -55.00	169	91,730,973.29	10.86%	4.191	359	75.36	711
55.01 -60.00	11	6,294,365.94	0.75%	2.757	360	76.69	681
None	13	8,555,226.11	1.01%	3.776	359	75.62	717
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,531	844,594,825.16	100.00%	4.285	359	75.42	704
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam LIBOR	113	60,359,898.29	7.15%	6.539	358	76.03	704
Negam MTA	1,418	784,234,926.87	92.85%	4.111	359	75.38	705
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	1,039	567,853,004.13	67.23%	4.473	359	74.98	706
Silent Second	492	276,741,821.03	32.77%	3.899	359	76.33	701
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 12 months	1,529	843,470,413.54	99.87%	4.285	359	75.43	704
Prepay Penalty: 24 months	2	1,124,411.62	0.13%	4.080	358	73.75	752
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,531	844,594,825.16	100.00%	4.285	359	75.42	704
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	39	19,901,260.16	2.36%	4.204	359	74.92	698
Full Documentation	167	87,822,299.67	10.40%	5.104	359	76.95	702
Reduced Documentation	1,194	672,739,057.33	79.65%	4.169	359	75.49	704
SISA	131	64,132,208.00	7.59%	4.406	359	72.79	710
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	574	318,143,960.70	37.67%	4.379	359	72.59	699
Purchase	783	425,696,557.78	50.40%	4.299	359	77.91	711
Rate/Term Refinance	174	100,754,306.68	11.93%	3.928	359	73.86	694
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	184	91,704,141.19	10.86%	4.249	359	77.12	707
PUD	378	208,419,671.10	24.68%	4.308	359	75.73	707
Single Family	887	491,592,689.25	58.20%	4.323	359	75.03	702
Two-Four Family	82	52,878,323.62	6.26%	3.901	359	74.88	716
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	205	115,565,034.90	13.68%	4.557	359	73.87	713
Primary	1,245	679,534,561.56	80.46%	4.248	359	75.88	702
Second Home	81	49,495,228.70	5.86%	4.157	359	72.83	723
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	2	1,678,547.21	0.20%	1.196	360	77.30	691
Arizona	46	23,352,158.03	2.76%	4.592	359	73.69	714
California	1,086	604,998,593.43	71.63%	4.228	359	75.28	704
Colorado	9	5,029,050.95	0.60%	4.124	359	77.18	689
Connecticut	3	1,157,308.39	0.14%	3.143	360	79.85	672
Delaware	1	478,943.42	0.06%	1.500	360	52.60	797
Florida	135	75,927,295.40	8.99%	4.541	359	76.32	705
Georgia	2	2,274,186.27	0.27%	5.597	359	57.81	680
Hawaii	21	18,948,281.48	2.24%	4.543	359	72.73	733
Idaho	3	1,601,643.39	0.19%	5.091	358	77.91	681
Illinois	8	2,992,978.95	0.35%	3.564	360	77.66	694
Indiana	2	1,426,806.90	0.17%	3.638	358	62.57	751
Maryland	16	7,738,389.79	0.92%	4.422	359	79.11	688
Massachusetts	19	8,979,921.63	1.06%	5.090	358	76.69	688
Michigan	5	3,877,005.46	0.46%	2.353	360	70.92	719
Minnesota	4	1,865,670.96	0.22%	6.124	358	78.25	719
Montana	1	464,390.69	0.05%	1.000	360	70.00	672
Nevada	67	33,219,505.68	3.93%	4.350	359	77.74	704
New Jersey	5	2,460,738.50	0.29%	5.625	358	74.47	667
New York	11	5,481,529.31	0.65%	2.594	360	72.88	722
North Carolina	5	3,405,478.23	0.40%	3.672	359	71.85	717
Ohio	1	399,119.52	0.05%	1.500	360	80.00	698
Oregon	6	2,578,637.75	0.31%	5.329	358	75.65	715
South Carolina	2	1,440,942.46	0.17%	4.828	359	80.66	712
Tennessee	2	1,108,629.11	0.13%	6.191	358	76.70	722
Texas	5	2,561,791.78	0.30%	6.299	358	76.77	710
Utah	6	2,431,741.08	0.29%	4.088	360	82.24	719
Virginia	32	15,751,473.99	1.86%	4.594	359	78.25	707
Washington	24	9,938,271.61	1.18%	4.486	359	76.86	705
Wisconsin	2	1,025,793.79	0.12%	1.658	360	61.24	652
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	1	542,819.43	0.06%	4.063	359	80.00	689
1.500 - 1.999	15	9,157,876.54	1.08%	4.344	358	74.11	726
2.000 - 2.499	78	47,562,383.88	5.63%	3.904	359	72.26	718
2.500 - 2.999	501	290,442,159.10	34.39%	4.320	359	74.06	710
3.000 - 3.499	851	456,378,936.91	54.04%	4.223	359	76.08	699
3.500 - 3.999	51	26,677,377.12	3.16%	4.959	359	78.33	704
4.000 - 4.499	21	8,482,074.20	1.00%	5.274	359	86.43	695
4.500 - 4.999	13	5,351,197.98	0.63%	6.087	359	91.22	687
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	1	542,819.43	0.06%	4.063	359	80.00	689
1.000 - 1.499	3	1,426,789.14	0.17%	4.220	359	80.00	737
1.500 - 1.999	17	10,146,642.38	1.20%	4.077	358	73.08	723
2.000 - 2.499	77	47,102,951.93	5.58%	3.889	359	72.19	717
2.500 - 2.999	501	290,442,159.10	34.39%	4.320	359	74.06	710
3.000 - 3.499	847	454,422,813.88	53.80%	4.230	359	76.10	699
3.500 - 3.999	51	26,677,377.12	3.16%	4.959	359	78.33	704
4.000 - 4.499	21	8,482,074.20	1.00%	5.274	359	86.43	695
4.500 - 4.999	13	5,351,197.98	0.63%	6.087	359	91.22	687
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	1,520	839,226,687.10	99.36%	4.282	359	75.38	705
10.000 -10.499	2	1,000,425.29	0.12%	1.250	360	76.80	670
10.500 -10.999	5	2,703,551.11	0.32%	5.324	359	79.83	678
11.000 -11.499	4	1,664,161.66	0.20%	6.087	359	87.60	702
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	11	5,481,529.31	0.65%	2.594	360	72.88	722
115	1,520	839,113,295.85	99.35%	4.296	359	75.44	704
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Group 4 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$344,634,309	$157,649	$2,603,365
Average Scheduled Principal Balance	$570,587
Number of Mortgage Loans	604

Weighted Average Gross Coupon	3.399%	1.000%	7.988%
Weighted Average FICO Score	695	573	816
Weighted Average Original LTV	78.24%	46.15%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	354 months	360 months
Weighted Average Seasoning	1 month	0 months	6 months

Weighted Average Gross Margin	3.209%	1.975%	5.000%
Weighted Average Minimum Interest Rate	3.187%	1.000%	5.000%
Weighted Average Maximum Interest Rate	9.966%	9.950%	12.075%

Weighted Average Months to Roll	1 month	1 month	3 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		May 1 2035	Nov 1 2035
Maximum Zip Code Concentration	1.08%	94558

ARM	100.00%	Single Family	69.79%
		PUD	19.02%
Negam MTA	99.84%	Condominium	8.29%
Negam LIBOR	0.16%	Two-Four Family	2.90%

Prepay Penalty: 36 months	100.00%	Primary	89.37%
		Investor	6.54%
First Lien	100.00%	Second Home	4.09%

Reduced Documentation	72.96%	Top 5 States:
Full Documentation	17.44%	California	68.02%
SISA	5.55%	Florida	11.45%
Alternative Documentation	3.88%	Nevada	4.39%
Unknown	0.17%	Virginia	3.33%
		Maryland	2.44%
Cash Out Refinance	49.64%
Purchase	36.23%
Rate/Term Refinance	14.13%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
150,000.01 - 200,000.00	2	357,388.76	0.10%	6.592	357	88.38	702
200,000.01 - 250,000.00	1	248,707.52	0.07%	6.913	356	80.00	709
350,000.01 - 400,000.00	8	3,050,778.70	0.89%	6.416	357	88.80	703
400,000.01 - 450,000.00	177	75,650,905.97	21.95%	3.669	359	80.44	696
450,000.01 - 500,000.00	124	59,033,353.44	17.13%	3.596	359	80.67	696
500,000.01 - 550,000.00	82	43,046,363.08	12.49%	3.288	359	80.05	696
550,000.01 - 600,000.00	61	35,391,475.53	10.27%	3.255	359	79.62	700
600,000.01 - 650,000.00	60	37,666,569.47	10.93%	3.198	359	79.30	691
650,000.01 - 700,000.00	16	10,747,322.44	3.12%	3.549	359	78.15	683
700,000.01 - 750,000.00	11	8,056,643.38	2.34%	3.495	359	75.47	694
750,000.01 - 800,000.00	8	6,186,524.31	1.80%	2.520	360	75.30	682
800,000.01 - 850,000.00	6	4,983,487.05	1.45%	2.112	360	74.20	693
850,000.01 - 900,000.00	7	6,178,044.82	1.79%	1.867	360	75.44	701
900,000.01 - 950,000.00	2	1,822,831.41	0.53%	3.671	360	72.51	718
950,000.01 - 1,000,000.00	7	6,844,416.71	1.99%	2.443	360	73.24	693
1,000,000.01+	32	45,369,496.72	13.16%	3.381	359	69.68	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	218	122,563,010.00	35.56%	1.020	360	75.22	702
1.500 - 1.999	91	57,569,766.00	16.70%	1.520	360	76.16	682
2.000 - 2.499	17	11,457,250.00	3.32%	2.031	360	76.99	664
2.500 - 2.999	12	7,902,621.14	2.29%	2.641	360	79.39	703
3.000 - 3.499	10	4,831,650.00	1.40%	3.051	360	83.56	690
3.500 - 3.999	4	1,843,164.32	0.53%	3.558	360	87.61	666
4.000 - 4.499	1	489,824.22	0.14%	4.250	359	90.00	688
5.000 - 5.499	1	579,650.36	0.17%	5.138	357	80.00	733
5.500 - 5.999	22	13,740,769.63	3.99%	5.769	358	73.48	696
6.000 - 6.499	125	70,310,646.73	20.40%	6.240	358	79.88	702
6.500 - 6.999	66	35,932,697.96	10.43%	6.712	358	83.32	695
7.000 - 7.499	26	11,631,750.44	3.38%	7.288	358	90.45	686
7.500 - 7.999	11	5,781,508.51	1.68%	7.694	359	90.56	688
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
550-574	1	2,000,000.00	0.58%	1.750	360	71.43	573
600-619	5	2,513,428.29	0.73%	2.051	360	77.22	613
620-649	75	42,629,375.38	12.37%	3.238	359	77.13	635
650-674	125	71,770,784.64	20.83%	3.360	359	77.57	663
675-699	153	88,272,770.79	25.61%	3.631	359	79.27	687
700-724	92	50,231,683.80	14.58%	3.267	359	79.74	711
725-749	75	41,344,299.02	12.00%	3.665	359	78.23	735
750-774	48	28,180,357.26	8.18%	3.363	359	78.12	762
775-799	22	12,837,568.87	3.72%	2.850	359	75.85	788
800+	8	4,854,041.26	1.41%	3.315	359	74.12	808
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	4	2,101,481.24	0.61%	2.007	360	47.64	739
50.00- 54.99	2	1,486,152.91	0.43%	4.244	357	53.60	686
55.00- 59.99	7	7,511,364.83	2.18%	3.072	359	57.77	704
60.00- 64.99	21	14,497,343.52	4.21%	3.725	359	62.89	690
65.00- 69.99	40	23,553,628.81	6.83%	2.742	360	67.51	692
70.00- 74.99	52	39,790,398.47	11.55%	2.980	360	71.62	695
75.00- 79.99	121	71,281,775.47	20.68%	2.603	360	76.86	691
80.00	211	113,631,853.55	32.97%	2.318	360	80.00	700
80.01- 84.99	3	1,573,376.57	0.46%	5.105	359	84.61	656
85.00- 89.99	16	7,518,191.67	2.18%	6.640	358	89.07	676
90.00- 94.99	104	51,052,336.20	14.81%	6.354	358	90.43	691
95.00- 99.99	23	10,636,406.07	3.09%	6.527	358	95.00	720
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	604	344,634,309.31	100.00%	3.399	359	78.24	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	604	344,634,309.31	100.00%	3.399	359	78.24	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	12	5,737,391.48	1.66%	3.696	359	80.35	699
20.01 -25.00	23	12,710,680.45	3.69%	2.779	359	75.17	704
25.01 -30.00	37	19,450,404.60	5.64%	3.746	359	81.32	711
30.01 -35.00	76	47,027,866.60	13.65%	3.099	360	76.93	691
35.01 -40.00	162	88,692,653.62	25.74%	3.787	359	78.19	696
40.01 -45.00	141	78,879,041.56	22.89%	2.858	360	78.06	696
45.01 -50.00	86	51,185,459.54	14.85%	3.647	359	79.31	687
50.01 -55.00	58	31,433,216.35	9.12%	3.646	359	80.21	695
55.01 -60.00	4	3,805,747.12	1.10%	3.185	360	73.82	685
None	5	5,711,847.99	1.66%	3.787	359	69.09	713
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	604	344,634,309.31	100.00%	3.399	359	78.24	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam LIBOR	1	560,872.29	0.16%	6.975	359	89.92	670
Negam MTA	603	344,073,437.02	99.84%	3.393	359	78.22	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	490	280,248,063.06	81.32%	3.676	359	78.37	696
Silent Second	114	64,386,246.25	18.68%	2.192	360	77.70	690
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 36 months	604	344,634,309.31	100.00%	3.399	359	78.24	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	604	344,634,309.31	100.00%	3.399	359	78.24	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Unknown	1	600,000.00	0.17%	1.000	360	80.00	680
Alternative Documentation	27	13,354,666.23	3.88%	4.346	359	84.49	666
Full Documentation	110	60,105,208.98	17.44%	4.120	359	81.83	688
Reduced Documentation	431	251,458,746.03	72.96%	3.283	359	77.46	697
SISA	35	19,115,688.07	5.55%	2.071	360	72.84	721
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	292	171,075,579.73	49.64%	3.082	359	74.86	689
Purchase	221	124,867,052.39	36.23%	3.799	359	82.12	707
Rate/Term Refinance	91	48,691,677.19	14.13%	3.486	359	80.17	684
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	50	28,556,906.33	8.29%	3.209	359	78.83	701
PUD	114	65,560,459.26	19.02%	3.814	359	78.82	701
Single Family	427	240,507,437.90	69.79%	3.373	359	78.13	692
Two-Four Family	13	10,009,505.82	2.90%	1.842	360	75.52	719
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	40	22,541,055.51	6.54%	3.732	359	76.92	723
Primary	548	307,999,890.49	89.37%	3.343	359	78.62	692
Second Home	16	14,093,363.31	4.09%	4.090	358	72.09	723
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	13	6,482,982.06	1.88%	2.892	360	79.93	707
Arkansas	2	1,015,137.74	0.29%	6.830	359	92.30	679
California	420	234,420,592.58	68.02%	3.201	359	78.12	693
Colorado	7	3,806,853.97	1.10%	3.218	359	77.69	668
Connecticut	3	1,929,067.76	0.56%	6.098	359	80.06	706
District of Columbia	2	1,106,720.00	0.32%	1.429	360	77.15	669
Florida	58	39,447,562.61	11.45%	4.321	359	78.13	706
Georgia	2	1,052,886.09	0.31%	6.576	359	75.69	692
Hawaii	1	601,600.00	0.17%	1.500	360	80.00	683
Illinois	1	649,351.31	0.19%	6.738	354	68.42	692
Louisiana	4	1,451,294.68	0.42%	5.841	356	85.61	723
Maryland	16	8,400,135.29	2.44%	2.325	360	78.15	708
Michigan	8	4,460,814.91	1.29%	4.564	358	78.78	689
Minnesota	1	420,000.00	0.12%	1.500	360	80.00	669
Missouri	2	934,028.11	0.27%	7.170	359	92.65	687
Nevada	27	15,135,654.51	4.39%	3.495	359	81.00	716
New Jersey	1	1,626,159.28	0.47%	6.488	357	73.03	761
New York	2	1,855,000.00	0.54%	1.000	360	64.54	662
North Carolina	1	643,284.58	0.19%	6.738	358	90.00	800
Ohio	1	496,000.00	0.14%	1.500	360	80.00	693
Pennsylvania	2	1,366,436.56	0.40%	6.256	359	79.09	679
South Carolina	2	1,807,747.12	0.52%	4.946	359	65.89	697
Texas	3	1,640,615.00	0.48%	1.159	360	79.88	663
Utah	1	467,801.56	0.14%	6.488	358	90.00	643
Virginia	20	11,480,753.08	3.33%	2.987	360	77.12	665
Washington	3	1,528,630.51	0.44%	2.543	359	76.44	686
Wisconsin	1	407,200.00	0.12%	1.000	360	80.00	666
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.500 - 1.999	1	579,650.36	0.17%	5.138	357	80.00	733
2.000 - 2.499	8	5,561,161.57	1.61%	3.698	359	71.51	690
2.500 - 2.999	200	118,460,097.28	34.37%	2.744	359	76.31	701
3.000 - 3.499	256	144,770,403.69	42.01%	3.310	359	77.20	699
3.500 - 3.999	103	57,809,237.56	16.77%	3.887	359	81.69	680
4.000 - 4.499	29	13,883,998.50	4.03%	6.817	359	90.62	677
4.500 - 4.999	6	3,124,260.35	0.91%	7.256	358	91.03	683
5.000 - 5.499	1	445,500.00	0.13%	3.500	360	90.00	667
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	3	1,780,000.00	0.52%	1.000	360	75.16	680
1.500 - 1.999	4	2,354,850.36	0.68%	2.395	359	80.00	680
2.000 - 2.499	8	5,561,161.57	1.61%	3.698	359	71.51	690
2.500 - 2.999	199	117,822,597.28	34.19%	2.754	359	76.32	701
3.000 - 3.499	254	143,491,203.69	41.64%	3.329	359	77.17	699
3.500 - 3.999	100	56,170,737.56	16.30%	3.961	359	81.83	680
4.000 - 4.499	29	13,883,998.50	4.03%	6.817	359	90.62	677
4.500 - 4.999	6	3,124,260.35	0.91%	7.256	358	91.03	683
5.000 - 5.499	1	445,500.00	0.13%	3.500	360	90.00	667
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	596	340,167,942.15	98.70%	3.372	359	78.12	696
10.500 -10.999	3	1,578,879.62	0.46%	6.959	359	89.97	673
11.000 -11.499	4	2,361,372.68	0.69%	3.897	360	85.59	662
12.000 -12.499	1	526,114.86	0.15%	7.913	359	85.69	628
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	2	1,855,000.00	0.54%	1.000	360	64.54	662
115	602	342,779,309.31	99.46%	3.412	359	78.32	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

HarborView Mortgage Pass-Through Certificates

Series 2005-16

Preliminary Marketing Materials

$1,775,049,087(Approximate)

Underwriter

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein.  This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited.  The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein.  You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc.  The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.  The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.  In addition, the Underwriter is an affiliate of the depositor.

Preliminary Term Sheet

 Prepared: November 21, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-16

Mortgage Pass-Through Certificates, Series 2005-16

$142,000,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P/Fitch
1-A1A	$151,225,000	Not Marketed Hereby		Floater (4)	Super Senior Floater	Aaa/AAA/AAA
1-A1B	$100,816,000			Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
2-A1A	$163,360,000			Floater (4)	Super Senior Floater	Aaa/AAA/AAA
2-A1B	$68,067,000			Floater (4)	Super Mezz Floater	Aaa/AAA/AAA
2-A1C	$40,840,000			Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
3-A1A	$453,547,000			Floater (4)	Super Senior Floater Floater	Aaa/AAA/AAA
3-A1B	$188,978,000			Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
3-A1C	$113,387,000			Floater (4)	Senior Mezz Floater	Aaa/AAA/AAA
4-A1A	$185,068,000			Floater (3)	Super Senior Floater Floater	Aaa/AAA/AAA
4-A1B	$123,379,000			Floater (3)	Senior Mezz Floater	Aaa/AAA/AAA
X-1 (5)	Notional			Variable	Senior IO	Aaa/AAA/AAA
X-2 (6)	Notional			Variable	Senior IO	Aaa/AAA/AAA
X-3 (7)	Notional			Variable	Senior IO	Aaa/AAA/AAA
X-4 (8)	Notional			Variable	Senior IO	Aaa/AAA/AAA
X-B (9)	Notional			Variable	Senior IO	Aaa/AAA/AAA
PO-1 (10)	$100			N/A	Senior PO	Aaa/AAA/AAA
PO-2 (11)	$100			N/A	Senior PO	Aaa/AAA/AAA
PO-3(12)	$50			N/A	Senior PO	Aaa/AAA/AAA
PO-4(13)	$50			N/A	Senior PO	Aaa/AAA/AAA
PO-B(14)	$100			N/A	Senior PO	Aaa/AAA/AAA
A-R	$100			Net WAC	Senior Residual	Aaa/AAA/AAA
B-1	$44,376,000	5.62/6.27	1-99/1-360	Floater (15)	Subordinate Floater	Aa1/AA+/AA+
B-2	$25,738,000	5.62/6.27	1-99/1-360	Floater (15)	Subordinate Floater	Aa2/AA/AA
B-3	$14,200,000	5.62/6.27	1-99/1-360	Floater (15)	Subordinate Floater	Aa3/AA-/AA-
B-4	$13,312,000	5.62/6.27	1-99/1-360	Floater (15)	Subordinate Floater	A1/A+/A+
B-5	$11,537,000	5.62/6.27	1-99/1-360	Floater (15)	Subordinate Floater	A2/A/A
B-6	$10,650,000	5.62/6.27	1-99/1-360	Floater (15)	Subordinate Floater	A3/A-/A-
B-7	$8,875,000	5.62/6.27	1-99/1-360	Floater (15)	Subordinate Floater	Baa1/BBB+/BBB+
B-8	$4,437,000	5.62/6.27	1-99/1-360	Floater (15)	Subordinate Floater	Baa2/BBB/BBB
B-9	$8,875,000	5.62/6.27	1-99/1-360	Floater (15)	Subordinate Floater	Baa3/BBB-/BBB-
B-10	$12,425,000	Not Marketed Hereby		Floater (15)	Subordinate Floater	Ba2/BB/BB
B-11	$17,750,000			Floater (15)	Subordinate Floater	NR/B/NR
B-12	$14,206,587			Floater (15)	Subordinate Floater	NR/NR/NR

Total	$1,775,049,087

(1)

Distributions on the Class 1-A1A, Class 1-A1B, Class PO-1 and Class X-1 Certificates will be derived primarily from a pool of conforming balance adjustable rate mortgage loans (“Group 1 Mortgage Loans”).  Distributions on the Class 2-A1A, Class 2-A1B, Class 2-A1C, Class PO-2 and Class X-2 Certificates, will be derived primarily from a pool of conforming and non-conforming adjustable rate mortgage loans (“Group 2 Mortgage Loans”).  Distributions on the Class 3-A1A, Class 3-A1B, Class 3-A1C, Class PO-3 and Class X-3 Certificates, will be derived primarily from a pool of conforming and non-conforming adjustable rate mortgage loans (“Group 3 Mortgage Loans”).  Distributions on the Class 4-A1A, Class 4-A1B, Class PO-4 and Class X-4 Certificates, will be derived primarily from a pool of conforming and non-conforming adjustable rate mortgage loans (“Group 4 Mortgage Loans”).  Distributions on the Class A-R, Class X-B, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11, Class B-12 and Class PO-B Certificates will be derived from the Group 1, Group 2, Group 3 and Group 4  Mortgage Loans (together, the “Mortgage Loans”).

Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 3-A1A, Class 3-A1B, Class 3-A1C, Class 4-A1A, Class 4-A1B  Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 4-A1A and Class 4-A1B Certificates will be equal to the least of (i) MTA plus the related margin and (ii) the related Net WAC Cap, and (iii) the related Net Maximum Rate Cap.

(4)

On each Distribution Date, the Certificate Interest Rate for the Class 1-A1A, Class 1-A1B,  Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin will be multiplied by 2.0 in regards to the Class 1-A1A, Class 1-A1B,  Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates after the first possible Optional Call Date), (ii) the related  Net WAC Cap and (iii) 11.00%.

(5)

The Class X-1 Certificates will have a notional balance equal to the aggregate certificate balance of the Group 1 Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 1 Net WAC over (ii) the product of (a) the sum of the interest accrued on the Group 1 Certificates (other than the Class X-1 Certificates) during the related accrual period plus the insurance premium attributed to the Class 1-A1B Certificates for such Distribution Date, multiplied by (b) 12, divided by the aggregate principal balance of the Group 1 Certificates as of the day immediately proceeding such distribution date.

(6)

The Class X-2 Certificates will have a notional balance equal to the aggregate certificate balance of Group 2 Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 2 Net WAC over (ii) the product of (a) the sum of the interest accrued on the related Group 2 Certificates (other than the Class X-2 Certificates) during the related accrual period plus the insurance premium attributed to the Class 2-A1C Certificates for such Distribution Date, multiplied by (b) 12, divided by the aggregate principal balance of the related Group 2 Certificates as of the  day immediately proceeding such distribution date.

(7)

The Class X-3 Certificates will have a notional balance equal to the aggregate certificate balance of the Group 3 Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 3 Net WAC over (ii) the product of (a) the sum of the interest accrued on the related Group 3 Certificate (other than the Class X-3 Certificates) during the related accrual period plus the insurance premium attributed to the Class 3-A1C Certificates for such Distribution Date, multiplied by (b) 12, divided by the aggregate principal balance of the related Group 3 Certificates as of the day immediately proceeding such distribution date.

(8)

The Class X-4 Certificates will have a notional balance equal to the aggregate certificate balance of the Group 4 Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 4 Net WAC over (ii) the product of (a) the sum of the interest accrued on the related Group 4 Certificates (other than the Class X-4 Certificates) during the related accrual period plus the insurance premium attributed to the Class 4-A1B Certificates for such Distribution Date, multiplied by (b) 12, divided by the aggregate principal balance of the related Group 4 Certificates as of the day immediately proceeding such distribution date.

(9)

The Class X-B Certificates will have a notional balance equal to the aggregate certificate balance of the Subordinate Certificates and the Class PO-B Certificates on the day immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Subordinate Net WAC over (ii) the product of (a) interest accrued on the Subordinate Certificates (other than the Class X-B Certificates) during the related accrual period and (b) 12, divided by the aggregate principal balance of the Subordinate Certificates and the Class PO-B Certificates as of the first day of the month prior to such distribution date.

(10)

The Class PO-1 Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-1 Certificates, as described herein.  The Class PO-1 will not receive interest distributions.

(11)

The Class PO-2 Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-2 Certificates, as described herein.  The Class PO-2 will not receive interest distributions.

(12)

The Class PO-3 Certificates will have an initial principal balance equal to $50, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-3 Certificates, as described herein.  The Class PO-3 will not receive interest distributions.

(13)

The Class PO-4 Certificates will have an initial principal balance equal to $50, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-4 Certificates, as described herein.  The Class PO-4 will not receive interest distributions.

(14)

The Class PO-B Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-B Certificates, as described herein.  The Class PO-B will not receive interest distributions.

(15)

On each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin will be multiplied by 1.5 for the Subordinate Certificates after the first possible Optional Call Date), (ii) the Subordinate Net WAC Cap and (iii) the Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Insurance Policy

Provider:

[Ambac Assurance Corporation.]

Servicer:

Countrywide Home Loans Servicing, LP.

Trustee:

U.S. Bank National Association.

Custodian:

The Bank of New York.

Rating Agencies:

S&P, Fitch and/or Moody’s will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:

For each Mortgage Loan in the mortgage pool on the Closing Date, the close of business on November 1, 2005.  For each Mortgage Loan subsequently acquired by the trust with funds from the Pre-Funding Account, the later of the (i) origination date of the Mortgage Loan or (ii) the first day of the month in which such Mortgage Loan was acquired..

Expected Pricing Date:

November 22, 2005.

Closing Date:

November 30, 2005.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in December 2005.

Certificates:

The Class 1-A1A, Class 1-A1B, Class PO-1 and Class X-1 Certificates (collectively the “Group 1 Certificates”), Class 2-A1A, Class 2-A1B, Class 2-A1C, Class PO-2 and Class X-2 Certificates (collectively the “Group 2 Certificates”), Class 3-A1A, Class 3-A1B, Class 3-A1C, Class PO-3 and Class X-3 Certificates (collectively the “Group 3 Certificates”), Class 4-A1A, Class 4-A1B, Class PO-4 and Class X-4 Certificates (collectively the “Group 4 Certificates”), Class X-B, Class PO-B and Class A-R Certificates (together with the Group 1, Group 2, Group 3 and Group 4 Certificates, the “Class A Certificates” or the “Senior Certificates”).  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12, (collectively, the “Subordinate Certificates”).  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates (collectively, the “Offered Certificates”) are being offered publicly herein.

Accrued Interest:

The price to be paid by investors for the Class A-R, Class 4-A1A, Class 4-A1B, Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (29 days).

The Senior Certificates (other than the Class A-R, Class X-1, Class X-2, Class X-3, Class X-4, Class X-B, Class 4-A1A and Class 4-A1B Certificates) and the Subordinate Certificates will settle flat.

Interest Accrual Period:

The interest accrual period for the Class 4-A1A, Class 4-A1B, Class X-1, Class X-2, Class X-3, Class X-4, Class X-B and Class A-R Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

The interest accrual period with respect to the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates and the Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates (other than the Class A-R Certificates) and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class 1-A1A, Class X-1, Class 2-A1A, Class X-2, Class 3-A1A, Class X-3, Class 4-A1A and Class X-4 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class 1-A1A, Class X-1, Class 2-A1A, Class X-2, Class 3-A1A, Class X-3, Class 4-A1A and Class X-4 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:

The Class A Certificates and Class B-1, Class B-2 and Class B-3, Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an optional call of the Mortgage Loans and the retirement of the Offered Certificates (the “Clean-up Call”), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Minimum Denomination:

$25,000 and integral multiples of $1 in excess thereof; provided that the Certificates must be purchased in minimum total investments of $100,000.

Final Maturity Date:

The Distribution Date occurring in January 2036.

Mortgage Loans:

The “Initial Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $1,017,317,094.  The “Group 1 Initial Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $211,775,352.  The “Group 2 Initial Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $187,838,334.  The “Group 3 Initial Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $595,979,740.  The “Group 4 Initial Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $21,723,669.  On or prior to the Closing Date, it is expected that some of the Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1, 2 or 3 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”) and 12 month LIBOR. After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their one-month fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.500% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Pre-funding Amount:

An account (the “Pre-Funding Account”) will be established on the Closing Date into which approximately $757,731,993 will be deposited, of which approximately (i) $69,835,380 will be used to purchase subsequent conforming mortgage loans (the “Group 1 Subsequent Mortgage Loans”), (ii) $116,370,887 will be used to purchase subsequent conforming and non-conforming adjustable-rate mortgage loans (the “Group 2 Subsequent Mortgage Loans”), (ii) $248,615,085 will be used to purchase subsequent conforming and non-conforming adjustable-rate mortgage loans (the “Group 3 Subsequent Mortgage Loans”) and (iv) $322,910,641 will be used to purchase subsequent conforming and non-conforming adjustable-rate mortgage loans (the “Group 4 Subsequent Mortgage Loans”).  The Group 1 Subsequent Mortgage Loans, the Group 2 Subsequent Mortgage Loans, the Group 3 Subsequent Mortgage Loans and the Group 4 Subsequent Mortgage Loans are collectively referred to herein as the “Subsequent Mortgage Loans”.  During the period from the Closing Date to and including January 31, 2005 (the “Pre-Funding Period”), the amounts on deposit in the Pre-Funding Account will be used to purchase Subsequent Mortgage Loans having similar characteristics to the related Initial Mortgage Loans (with any unused portion of such deposit amount to be distributed as a payment of principal of the related Offered Certificates on the Distribution Date immediately following such date).  The Initial Mortgage Loans and the Subsequent Mortgage Loans are collectively referred to herein as the “Mortgage Loans”

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 10.50% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 8.00% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 6.55% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 5.75% total subordination.

Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 5.00% total subordination.

Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 4.35% total subordination.

Credit enhancement for the Class B-6 Certificates will consist of the subordination of the Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 3.75% total subordination.

Credit enhancement for the Class B-7 Certificates will consist of the subordination of the Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 3.25% total subordination.

Credit enhancement for the Class B-8 Certificates will consist of the subordination of the Class B-9, Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 3.00% total subordination.

Credit enhancement for the Class B-9 Certificates will consist of the subordination of the Class B-10, Class B-11 and Class B-12 Certificates, initially approximately 2.50% total subordination.

and

for the Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B Certificates only, a monoline insurance policy (“The Policy”).

The Policy:

The policy is for the benefit of the Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B Certificates. The policy will unconditionally and irrevocably guarantee payment of (i) the outstanding principal balance of the Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B Certificates on their final maturity date and (ii) accrued and unpaid interest calculated at the certificate rate due on the Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B Certificates, as applicable, and (iii) any realized losses allocable to the Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B Certificates. The Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B certificate insurance policy will not provide credit enhancement for any class of certificates other than the Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B Certificates.

Shifting Interest:

Prior to the Distribution Date occurring in December 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

December 2005 – November 2015

0% Pro Rata Share

December 2015 – November 2016

30% Pro Rata Share

December 2016 – November 2017

40% Pro Rata Share

December 2017 – November 2018

60% Pro Rata Share

December 2018 – November 2019

80% Pro Rata Share

December 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in December 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of the unscheduled principal payments or (ii) on or after the Distribution Date in December 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of the unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans in the related group, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and to the Senior Certificates (other than the Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates) as follows:

1.

Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the Class A-R, Class 1-A1A, Class 1-A1B, and the Class PO-1 Certificates and the Group 1 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 1-A1A and Class 1-A1B Certificates will be allocated sequentially to the Class 1-A1B and Class 1-A1A Certificates, in that order, until the related class principal balance has been reduced to zero.

2.

Any remaining realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2-A1A, Class 2-A1B and Class 2-A1C and the Class PO-2 Certificates and the Group 2 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates will be allocated sequentially, first, to the Class 2-A1C Certificates, second, to the Class 2-A1B Certificates, and third, to the Class 2-A1A Certificates until the related class principal balance has been reduced to zero.

3.

Any remaining realized losses on the Group 3 Mortgage Loans will be allocated to the Class 3-A1A, Class 3-A1B and Class 3-A1C and the Class PO-3 Certificates and the Group 3 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates will be allocated sequentially, first, to the Class 3-A1C Certificates, second, to the Class 3-A1B Certificates, and third, to the Class 3-A1A Certificates until the related class principal balance has been reduced to zero.

4.

Any remaining realized losses on the Group 4 Mortgage Loans will be allocated to the Class 4-A1A and Class 4-A1B and the Class PO-4 Certificates and the Group 4 component of the Class PO-B, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 4-A1A and Class 4-A1B Certificates will be allocated sequentially, first, to the Class 4-A1B Certificates, and second, to the Class 4-A1A Certificates until the related class principal balance has been reduced to zero.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the master servicing fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A1A and Class 1-A1B Certificates (the “Group 1 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans (and in the case of the Class 1-A1B Certificate only, reduced by the insurance premium rate), adjusted for the related accrual period.

The “Net WAC Cap” for the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates (the “Group 2 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans (and in the case of the Class 2-A1C Certificate only, reduced by the insurance premium rate), adjusted for the related accrual period.

The “Net WAC Cap” for the Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates (the “Group 3 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 3 Mortgage Loans (and in the case of the Class 3-A1C Certificate only, reduced by the insurance premium rate), adjusted for the related accrual period.

The “Net WAC Cap” for the Class 4-A1A and Class 4-A1B Certificates (the “Group 4 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 4 Mortgage Loans (and in the case of the Class 4-A1B Certificate only, reduced by the insurance premium rate).

The “Net WAC Cap” applicable for the Subordinate Certificates (the “Subordinate Net WAC Cap”) for any Distribution Date equals the product of (i) the weighted average of the Group 1 Net WAC Cap, the Group 2 Net WAC Cap, the Group 3 Net WAC Cap and the Group 4 Net WAC Cap (without taking into account the days adjustment on the Senior Certificates other the Class 4-A1A and Class 4-A1B Certificates and computed without the adjustments applicable to the Class 1-A1B, Class 2-A1C, Class 3-A1C and Class 4-A1B Certificates)  weighted on the basis of the Group Subordinate Amounts for Group 1, Group 2, Group 3 and Group 4, multiplied by (ii) the quotient of 30 divided by the actual number of days in the accrual period.

The “Group Subordinate Amount” for either Group 1, Group 2, Group 3 or Group 4 and any Distribution Date, the excess, if any, of the sum of the aggregate principal balance of the Mortgage Loans in such Group as of the first day of the prior to such Distribution Date, over the aggregate of the principal balances of the Senior Certificates related to such Group immediately prior to such Distribution Date.

Net Maximum Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the master servicing fee rate.

Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Group 4 Certificates is equal to the Group 4 Net WAC Cap computed by assuming each Group 4 Mortgage Loan accrued interest at its Net Maximum Rate.

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the Subordinate Net WAC Cap computed by assuming each Mortgage Loan accrued interest at its Net Maximum Rate.

Carryover Shortfall

Amount:

Each of the Offered Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates (after the reduction due to Net Deferred Interest allocable to the Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates),  and additionally in the case of the Senior Certificates (except for the Class 4-A1A and Class 4-A1B Certificates) amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A1A and Class 1-A1B Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 3 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 3 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class 4-A1A and Class 4-A1B Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 4 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 4 Mortgage Loans as of the first day of the month prior to such Distribution Date

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals (x) the Subordinate Net WAC Cap, computed for this purpose by first reducing the Group 1 Net WAC Cap, the Group 2 Net WAC Cap, the Group 3 Net WAC Cap and the Group 4 Net WAC Cap by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the related Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the related Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of the related mortgage loan group by a per annum rate equal to the quotient of (a) the Net Deferred Interest on such mortgage loan group for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the related mortgage loan group as of the first day of the month prior to such Distribution Date, and (ii) computing the amount of interest accrued on the certificates (other than the Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Certificates.

Net Deferred Interest :

The “Net Deferred Interest” for a Distribution Date and each Mortgage Loan Group is the excess, if any, of related Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into six “Yield Maintenance Agreements”, or “YMA’s”, with a counterparty (the “Counterparty”) for the benefit of the Senior Certificates (other than the Group 4 Certificates). The notional balance of each YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth for such Distribution Date and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. For each YMA, such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 11.00%.  The Yield Maintenance Agreements will terminate after the Distribution Date in May 2016.  Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Senior Certificates (other than the Group 4 Certificates), provided that payments will be allocated pro rata based on amounts due, as applicable.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

* The related classes of Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest distributable to the Class X-1, Class X-2, Class X-3, Class X-4 and Class X-B Certificates will be reduced to the extent necessary to pay any related Carryover Shortfall Amount below (after giving effect to any related Net Deferred Interest amount allocated to the related Class PO Class);

2)

**

a)

from the Group 1 Mortgage Loans, first to the Class A-R, second pro rata to the Class 1-A1A and Class 1-A1B Certificates and third pro-rata to the Class PO-1 Certificates and the Group 1 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first pro rata to the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates and second pro-rata to the Class PO-2 Certificates and the Group 2 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

c)

from the Group 3 Mortgage Loans, first pro rata to the Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates and second pro-rata to the Class PO-3 Certificates and the Group 3 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

d)

from the Group 4 Mortgage Loans, first pro rata to the Class 4-A1A and Class 4-A1B Certificates and second pro-rata to the Class PO-4 Certificates and the Group 4 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

3)

to the Class 1-A1A and Class 1-A1B Certificates, and to the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates, and to the Class 3-A1A, Class 3-A1B and Class 3-A1C Certificates, and to the Class 4-A1A and Class 4-A1B Certificates, based on amounts due, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X-1, Class X-2, Class X-3 and Class X-4 Certificates, respectively (after giving effect to any related Net Deferred Interest amount allocated to the Class X-1, Class X-2, Class X-3 and Class X-4 Certificates);

4)

To the Insurer, any reimbursement amounts due for prior draws on the Policy;

5)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6)

Class B-1 Certificates, principal allocable to such Class;

7)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)

Class B-2 Certificates, principal allocable to such Class;

9)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)

Class B-3 Certificates, principal allocable to such Class;

11)

Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;

12)

Class B-4 Certificates, principal allocable to such Class;

13)

Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;

14)

Class B-5 Certificates, principal allocable to such Class;

15)

Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;

16)

Class B-6 Certificates, principal allocable to such Class;

17)

Class B-7 Certificates, accrued and unpaid interest at the Class B-7 Certificate Interest Rate;

18)

Class B-7 Certificates, principal allocable to such Class;

19)

Class B-8 Certificates, accrued and unpaid interest at the Class B-8 Certificate Interest Rate;

20)

Class B-8 Certificates, principal allocable to such Class;

21)

Class B-9 Certificates, accrued and unpaid interest at the Class B-9 Certificate Interest Rate;

22)

Class B-9 Certificates, principal allocable to such Class;

23)

to the Class B-10, Class B-11 and Class B-12 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

24)

to the Subordinate Certificates, sequentially in numerical order, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X-B Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class X-B Certificates)

*

The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any related Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**

Under certain limited circumstances such as when (i) the aggregate principal balance of any of the Class A Certificates related to each group and the related principal only component have been reduced to zero or (ii) the aggregate principal balance of any of the Class A Certificates related to each group and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan Groups in case (i) or principal and interest from the other mortgage loan Groups in the case (ii) will be used to make    payments on the unrelated Class A Certificates and principal only component, as described in the prospectus.

Yield Tables (%)

Class B-1 To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.08	9.27	5.62	4.77	3.57
MDUR (yr)	9.26	7.17	4.75	4.13	3.18
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class B-1 To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.94	10.17	6.27	5.38	4.14
MDUR (yr)	9.56	7.56	5.12	4.51	3.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B-2 To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.08	9.27	5.62	4.77	3.57
MDUR (yr)	9.23	7.15	4.74	4.12	3.18
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class B-2 To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.94	10.17	6.27	5.38	4.14
MDUR (yr)	9.53	7.54	5.11	4.50	3.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B-3 To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.08	9.27	5.62	4.77	3.57
MDUR (yr)	9.20	7.13	4.73	4.11	3.18
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class B-3 To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.94	10.17	6.27	5.38	4.14
MDUR (yr)	9.50	7.52	5.10	4.50	3.58
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

`Class B-4 To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.08	9.27	5.62	4.77	3.57
MDUR (yr)	8.99	7.01	4.67	4.07	3.15
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class B-4 To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.94	10.17	6.27	5.38	4.14
MDUR (yr)	9.27	7.37	5.04	4.44	3.55
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B-5 To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.08	9.27	5.62	4.77	3.57
MDUR (yr)	8.93	6.97	4.66	4.06	3.14
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class B-5 To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.94	10.17	6.27	5.38	4.14
MDUR (yr)	9.20	7.33	5.02	4.43	3.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B-6 To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.08	9.27	5.62	4.77	3.57
MDUR (yr)	8.87	6.94	4.64	4.05	3.14
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class B-6 To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.94	10.17	6.27	5.38	4.14
MDUR (yr)	9.14	7.29	5.00	4.41	3.53
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B-7 To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.08	9.27	5.62	4.77	3.57
MDUR (yr)	8.59	6.76	4.56	3.98	3.09
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class B-7 To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.94	10.17	6.27	5.38	4.14
MDUR (yr)	8.83	7.08	4.89	4.33	3.47
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B-8 To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.08	9.27	5.62	4.77	3.57
MDUR (yr)	8.54	6.73	4.54	3.97	3.08
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class B-8 To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.94	10.17	6.27	5.38	4.14
MDUR (yr)	8.77	7.04	4.86	4.30	3.45
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B-9 To Optional Call Date
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.08	9.27	5.62	4.77	3.57
MDUR (yr)	8.52	6.71	4.53	3.96	3.07
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	99	81	57

Class B-9 To Maturity
	10 CPR	15 CPR	25 CPR	30 CPR	40 CPR
WAL (yr)	13.94	10.17	6.27	5.38	4.14
MDUR (yr)	8.74	7.02	4.85	4.29	3.44
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Aggregate Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,775,049,087	$27,592	$2,603,365
Average Scheduled Principal Balance	$451,093
Number of Mortgage Loans	3,935

Weighted Average Gross Coupon	4.168%	1.000%	9.563%
Weighted Average FICO Score	702	536	821
Weighted Average Original LTV	76.38%	2.75%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	349 months	360 months
Weighted Average Seasoning	1 month	0 months	11 months

Weighted Average Gross Margin	3.154%	0.900%	6.400%
Weighted Average Minimum Interest Rate	3.145%	0.900%	6.400%
Weighted Average Maximum Interest Rate	9.959%	8.950%	13.075%

Weighted Average Months to Roll	1 month	1 month	4 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Dec 1 2034	Dec 1 2035
Maximum Zip Code Concentration	0.45%	92253

ARM	100.00%	Purchase	47.98%
		Cash Out Refinance	39.24%
Negam MTA	91.79%	Rate/Term Refinance	12.78%
Negam LIBOR	8.21%
		Single Family	58.27%
Prepay Penalty: 12 months	57.58%	PUD	23.16%
Prepay Penalty: N/A	22.77%	Condominium	11.18%
Prepay Penalty: 36 months	19.59%	Two-Four Family	7.37%
Prepay Penalty: 24 months	0.06%	Co-Op	0.01%

First Lien	100.00%	Primary	75.43%
		Investor	17.77%
Reduced Documentation	75.53%	Second Home	6.80%
Full Documentation	14.01%
SISA	7.08%	Top 5 States:
Alternative Documentation	3.35%	California	61.84%
Unknown	0.03%	Florida	10.05%
		Nevada	4.08%
		Arizona	3.30%
		Virginia	2.78%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	7	271,571.66	0.02%	6.119	358	72.46	713
50,000.01 - 100,000.00	76	5,942,980.81	0.33%	4.607	359	76.42	712
100,000.01 - 150,000.00	175	22,314,753.00	1.26%	5.137	359	78.18	706
150,000.01 - 200,000.00	285	50,383,104.43	2.84%	4.905	359	78.02	706
200,000.01 - 250,000.00	308	69,720,153.74	3.93%	4.862	359	78.81	695
250,000.01 - 300,000.00	280	77,242,020.99	4.35%	5.038	359	78.27	691
300,000.01 - 350,000.00	249	80,819,077.33	4.55%	5.091	359	79.22	691
350,000.01 - 400,000.00	394	149,989,321.90	8.45%	4.577	359	78.44	692
400,000.01 - 450,000.00	510	217,067,103.33	12.23%	4.370	359	78.44	702
450,000.01 - 500,000.00	399	189,912,927.41	10.70%	3.993	359	78.04	706
500,000.01 - 550,000.00	275	144,391,990.12	8.13%	3.886	359	78.03	703
550,000.01 - 600,000.00	245	141,097,561.88	7.95%	4.098	359	78.28	708
600,000.01 - 650,000.00	256	161,825,018.42	9.12%	3.761	359	76.28	703
650,000.01 - 700,000.00	86	58,095,014.30	3.27%	4.026	359	73.69	703
700,000.01 - 750,000.00	70	50,983,579.94	2.87%	3.701	359	74.03	705
750,000.01 - 800,000.00	34	26,455,017.59	1.49%	3.222	359	73.28	716
800,000.01 - 850,000.00	36	29,737,405.61	1.68%	3.050	359	73.53	714
850,000.01 - 900,000.00	41	36,168,658.79	2.04%	4.381	359	73.58	713
900,000.01 - 950,000.00	18	16,571,316.42	0.93%	3.624	359	72.31	720
950,000.01 - 1,000,000.00	52	51,403,396.56	2.90%	3.922	359	70.20	706
1,000,000.01+	139	194,657,112.64	10.97%	3.639	359	69.70	706
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	833	426,826,676.14	24.05%	1.054	360	74.33	702
1.500 - 1.999	460	239,248,088.01	13.48%	1.573	360	74.45	696
2.000 - 2.499	154	62,727,199.63	3.53%	2.070	360	78.51	692
2.500 - 2.999	88	36,402,224.40	2.05%	2.603	360	77.94	707
3.000 - 3.499	79	23,966,161.90	1.35%	3.072	360	82.08	701
3.500 - 3.999	26	7,791,107.48	0.44%	3.625	360	87.07	681
4.000 - 4.499	11	3,616,644.31	0.20%	4.098	360	86.51	657
4.500 - 4.999	11	3,279,712.36	0.18%	4.708	359	83.10	691
5.000 - 5.499	37	19,798,885.20	1.12%	5.278	358	74.57	724
5.500 - 5.999	315	161,329,816.22	9.09%	5.823	358	74.42	711
6.000 - 6.499	923	428,117,544.71	24.12%	6.248	358	76.13	706
6.500 - 6.999	638	245,454,514.65	13.83%	6.667	358	78.82	701
7.000 - 7.499	285	91,548,613.53	5.16%	7.279	358	80.97	701
7.500 - 7.999	64	21,741,649.33	1.22%	7.711	359	88.63	697
8.000 - 8.499	7	2,497,197.02	0.14%	8.177	359	89.81	688
8.500 - 8.999	3	550,718.44	0.03%	8.525	359	90.00	692
9.500 - 9.999	1	152,333.54	0.01%	9.563	358	78.76	651
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
525-549	1	260,439.51	0.01%	6.413	358	41.94	536
550-574	1	2,000,000.00	0.11%	1.750	360	71.43	573
575-599	1	347,233.98	0.02%	1.500	360	80.00	597
600-619	16	8,410,430.74	0.47%	1.937	360	76.61	613
620-649	423	172,252,542.34	9.70%	3.781	359	74.81	636
650-674	805	341,467,865.70	19.24%	4.085	359	76.64	663
675-699	895	413,072,275.17	23.27%	4.170	359	77.11	687
700-724	593	287,814,243.28	16.21%	4.381	359	76.86	712
725-749	528	240,185,042.26	13.53%	4.413	359	77.26	737
750-774	387	182,958,669.11	10.31%	4.209	359	76.04	761
775-799	226	103,440,723.93	5.83%	4.011	359	73.29	786
800+	48	19,598,156.75	1.10%	4.308	359	72.40	807
None	11	3,241,464.10	0.18%	5.406	359	77.07	0
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	78	31,162,314.24	1.76%	4.240	359	41.14	712
50.00- 54.99	54	29,267,537.15	1.65%	3.866	359	52.50	717
55.00- 59.99	68	40,032,308.40	2.26%	3.503	359	57.48	706
60.00- 64.99	133	76,376,158.63	4.30%	3.845	359	62.53	698
65.00- 69.99	192	100,895,950.10	5.68%	3.715	359	67.45	699
70.00- 74.99	398	217,439,734.08	12.25%	4.014	359	71.91	700
75.00- 79.99	856	423,495,372.81	23.86%	3.988	359	76.77	702
80.00	1,566	654,571,632.54	36.88%	3.913	359	80.00	705
80.01- 84.99	13	4,607,060.59	0.26%	4.316	359	84.18	669
85.00- 89.99	111	37,109,219.33	2.09%	6.121	359	88.53	690
90.00- 94.99	332	116,679,627.22	6.57%	6.095	358	90.54	693
95.00- 99.99	134	43,412,171.78	2.45%	6.078	358	95.00	713
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	159	67,960,856.95	3.83%	4.631	359	72.46	711
20.01 -25.00	179	76,054,871.24	4.28%	4.181	359	74.54	707
25.01 -30.00	257	106,500,488.24	6.00%	4.163	359	76.47	706
30.01 -35.00	496	237,175,569.21	13.36%	4.068	359	74.51	703
35.01 -40.00	880	404,452,619.42	22.79%	4.320	359	76.86	700
40.01 -45.00	855	396,749,415.06	22.35%	3.998	359	77.21	701
45.01 -50.00	539	250,927,604.02	14.14%	4.153	359	77.52	699
50.01 -55.00	509	200,694,872.29	11.31%	4.295	359	77.09	708
55.01 -60.00	28	13,554,778.69	0.76%	3.626	360	74.62	687
None	33	20,978,011.75	1.18%	3.393	359	72.15	711
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam LIBOR	463	145,700,918.96	8.21%	6.380	358	76.54	705
Negam MTA	3,472	1,629,348,167.91	91.79%	3.970	359	76.36	702
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	2,894	1,285,848,013.10	72.44%	4.358	359	76.37	703
Silent Second	1,041	489,201,073.77	27.56%	3.669	359	76.40	701
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	1,018	404,241,930.21	22.77%	4.143	359	76.66	706
Prepay Penalty: 12 months	2,294	1,022,032,635.51	57.58%	4.431	359	75.66	703
Prepay Penalty: 24 months	2	1,124,411.62	0.06%	4.080	358	73.75	752
Prepay Penalty: 36 months	621	347,650,109.53	19.59%	3.424	359	78.19	695
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Unknown	1	600,000.00	0.03%	1.000	360	80.00	680
Alternative Documentation	180	59,458,782.81	3.35%	4.523	359	79.34	693
Full Documentation	619	248,626,887.83	14.01%	4.747	359	79.27	699
Reduced Documentation	2,822	1,340,756,280.67	75.53%	4.031	359	75.98	703
SISA	313	125,607,135.56	7.08%	4.336	359	73.47	707
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	1,495	696,509,863.77	39.24%	4.084	359	73.06	695
Purchase	1,948	851,609,051.01	47.98%	4.306	359	79.34	711
Rate/Term Refinance	492	226,930,172.09	12.78%	3.910	359	75.45	693
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Co-Op	1	243,213.46	0.01%	1.500	360	75.00	767
Condominium	540	198,517,312.12	11.18%	4.097	359	78.14	706
PUD	894	411,128,141.22	23.16%	4.385	359	77.21	706
Single Family	2,205	1,034,315,201.72	58.27%	4.134	359	75.85	699
Two-Four Family	295	130,845,218.35	7.37%	3.874	359	75.30	712
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	934	315,471,302.26	17.77%	4.548	359	75.48	714
Primary	2,727	1,338,874,019.06	75.43%	4.090	359	76.63	699
Second Home	274	120,703,765.55	6.80%	4.041	359	75.93	716
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	8	2,629,471.11	0.15%	3.227	359	78.74	707
Alaska	1	303,659.00	0.02%	6.413	359	75.00	723
Arizona	164	58,628,813.31	3.30%	4.548	359	76.46	710
Arkansas	3	1,087,907.19	0.06%	6.557	359	92.15	683
California	2,136	1,097,687,804.00	61.84%	4.033	359	75.81	701
Colorado	46	17,138,561.41	0.97%	3.865	359	76.74	690
Connecticut	20	7,174,592.46	0.40%	5.330	359	78.59	690
Delaware	4	880,946.83	0.05%	3.258	359	60.21	743
District of Columbia	3	1,468,153.84	0.08%	2.594	360	80.26	664
Florida	453	178,366,476.95	10.05%	4.573	359	77.92	706
Georgia	31	8,454,775.38	0.48%	5.298	359	73.84	693
Hawaii	38	28,180,641.50	1.59%	3.985	359	71.75	724
Idaho	23	5,669,603.90	0.32%	4.209	359	78.58	700
Illinois	75	24,632,028.20	1.39%	3.718	359	79.31	707
Indiana	9	2,587,646.59	0.15%	3.557	359	69.73	714
Iowa	2	269,028.61	0.02%	6.604	358	86.85	666
Kansas	2	256,943.81	0.01%	3.572	359	86.87	714
Kentucky	5	523,881.19	0.03%	4.664	359	85.92	689
Louisiana	14	3,725,809.20	0.21%	5.589	357	83.12	723
Maryland	55	25,047,593.39	1.41%	3.913	359	77.22	700
Massachusetts	58	20,867,773.68	1.18%	4.719	359	76.68	691
Michigan	24	11,533,678.88	0.65%	3.239	359	74.73	717
Minnesota	30	10,397,608.00	0.59%	4.366	359	77.76	699
Mississippi	2	164,710.70	0.01%	5.713	354	60.84	674
Missouri	8	3,128,391.29	0.18%	3.719	359	73.94	677
Montana	3	950,787.45	0.05%	1.171	360	66.02	687
Nevada	190	72,418,287.72	4.08%	4.512	359	79.32	706
New Jersey	104	46,147,772.88	2.60%	4.790	359	75.54	704
New Mexico	12	3,975,587.86	0.22%	3.679	359	78.18	706
New York	49	18,981,983.77	1.07%	2.993	359	71.09	710
North Carolina	22	8,336,929.12	0.47%	4.417	359	75.27	733
Ohio	9	1,836,923.15	0.10%	2.769	360	82.30	721
Oklahoma	3	485,604.74	0.03%	7.792	359	87.47	689
Oregon	28	7,706,062.92	0.43%	5.236	359	78.92	722
Pennsylvania	11	2,514,809.63	0.14%	5.117	359	82.03	685
Rhode Island	5	1,154,327.83	0.07%	4.755	359	76.50	696
South Carolina	21	7,054,805.15	0.40%	4.803	359	75.84	698
South Dakota	1	103,766.45	0.01%	6.975	359	80.00	743
Tennessee	8	1,945,722.03	0.11%	6.113	359	77.44	720
Texas	22	6,360,193.66	0.36%	4.431	359	80.70	697
Utah	24	7,239,719.50	0.41%	3.946	359	81.18	715
Vermont	3	721,308.42	0.04%	3.439	360	80.00	711
Virginia	113	49,349,053.05	2.78%	4.396	359	78.81	694
Washington	76	22,451,268.41	1.26%	4.389	359	78.52	700
West Virginia	1	485,082.28	0.03%	5.925	358	80.00	762
Wisconsin	16	4,022,590.43	0.23%	3.164	360	76.93	681
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	2	690,348.24	0.04%	4.258	359	79.64	680
1.500 - 1.999	27	12,378,470.70	0.70%	4.670	358	74.29	725
2.000 - 2.499	138	71,159,646.15	4.01%	3.803	359	71.62	715
2.500 - 2.999	1,044	524,286,606.83	29.54%	4.049	359	74.80	708
3.000 - 3.499	2,104	919,276,546.29	51.79%	4.179	359	76.46	700
3.500 - 3.999	426	183,356,322.95	10.33%	3.956	359	78.46	699
4.000 - 4.499	138	45,737,606.16	2.58%	5.565	359	86.85	695
4.500 - 4.999	52	17,071,377.42	0.96%	6.912	359	90.91	687
5.000 - 5.499	3	939,828.59	0.05%	3.954	360	90.00	670
6.000 - 6.499	1	152,333.54	0.01%	9.563	358	78.76	651
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	2	690,348.24	0.04%	4.258	359	79.64	680
1.000 - 1.499	10	4,338,963.65	0.24%	2.345	360	76.99	711
1.500 - 1.999	35	16,466,364.82	0.93%	4.026	359	74.25	714
2.000 - 2.499	136	70,500,770.62	3.97%	3.800	359	71.54	714
2.500 - 2.999	1,041	522,955,763.07	29.46%	4.056	359	74.79	708
3.000 - 3.499	2,095	914,442,165.24	51.52%	4.185	359	76.46	700
3.500 - 3.999	422	181,399,176.96	10.22%	3.984	359	78.48	699
4.000 - 4.499	138	46,091,994.72	2.60%	5.584	359	86.87	695
4.500 - 4.999	52	17,071,377.42	0.96%	6.912	359	90.91	687
5.000 - 5.499	3	939,828.59	0.05%	3.954	360	90.00	670
6.000 - 6.499	1	152,333.54	0.01%	9.563	358	78.76	651
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
8.500 - 8.999	2	800,540.78	0.05%	6.128	356	91.63	671
9.500 - 9.999	3,893	1,758,368,502.35	99.06%	4.154	359	76.30	703
10.000 -10.499	9	2,900,767.39	0.16%	4.915	358	78.44	703
10.500 -10.999	14	6,103,035.82	0.34%	5.896	359	84.14	682
11.000 -11.499	14	5,653,708.37	0.32%	5.693	359	87.63	678
11.500 -11.999	1	369,217.78	0.02%	1.750	360	74.00	746
12.000 -12.499	1	526,114.86	0.03%	7.913	359	85.69	628
13.000 -13.499	1	327,199.52	0.02%	6.938	359	95.00	747
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	39	15,478,402.24	0.87%	2.449	360	69.72	711
115	3,896	1,759,570,684.63	99.13%	4.183	359	76.44	702
Total	3,935	1,775,049,086.87	100.00%	4.168	359	76.38	702

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$281,610,732	$27,592	$662,680
Average Scheduled Principal Balance	$229,138
Number of Mortgage Loans	1,229

Weighted Average Gross Coupon	4.924%	1.000%	9.563%
Weighted Average FICO Score	699	620	821
Weighted Average Original LTV	77.12%	2.75%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	349 months	360 months
Weighted Average Seasoning	1 month	0 months	11 months

Weighted Average Gross Margin	3.298%	0.975%	6.400%
Weighted Average Minimum Interest Rate	3.287%	0.975%	6.400%
Weighted Average Maximum Interest Rate	9.964%	8.950%	13.075%

Weighted Average Months to Roll	1 month	1 month	4 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Dec 1 2034	Dec 1 2035
Maximum Zip Code Concentration	0.63%	89121

ARM	100.00%	Cash Out Refinance	43.53%
		Purchase	43.19%
Negam MTA	79.69%	Rate/Term Refinance	13.27%
Negam LIBOR	20.31%
		Single Family	44.94%
Prepay Penalty: 12 months	63.41%	PUD	19.93%
Prepay Penalty: N/A	35.52%	Two-Four Family	18.64%
Prepay Penalty: 36 months	1.07%	Condominium	16.40%
		Co-Op	0.09%
First Lien	100.00%
		Investor	46.80%
Reduced Documentation	64.77%	Primary	42.20%
Full Documentation	19.62%	Second Home	11.01%
SISA	9.34%
Alternative Documentation	6.27%	Top 5 States:
		California	36.85%
		Florida	14.68%
		Arizona	6.37%
		Nevada	6.14%
		New Jersey	3.77%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	7	271,571.66	0.10%	6.119	358	72.46	713
50,000.01 - 100,000.00	76	5,942,980.81	2.11%	4.607	359	76.42	712
100,000.01 - 150,000.00	159	20,212,652.00	7.18%	5.198	359	77.39	706
150,000.01 - 200,000.00	254	44,908,451.28	15.95%	4.866	359	77.13	707
200,000.01 - 250,000.00	253	57,258,165.64	20.33%	4.953	359	77.82	699
250,000.01 - 300,000.00	228	62,732,007.09	22.28%	4.972	359	77.13	691
300,000.01 - 350,000.00	175	56,961,756.52	20.23%	5.126	359	77.30	694
350,000.01 - 400,000.00	43	15,750,830.84	5.59%	4.997	359	78.19	694
400,000.01 - 450,000.00	12	5,149,945.00	1.83%	3.372	360	74.71	701
450,000.01 - 500,000.00	5	2,460,275.29	0.87%	2.570	360	69.35	727
500,000.01 - 550,000.00	3	1,588,782.68	0.56%	4.595	359	77.02	702
550,000.01 - 600,000.00	8	4,571,173.42	1.62%	5.413	359	73.60	708
600,000.01 - 650,000.00	5	3,139,459.84	1.11%	3.418	359	70.32	726
650,000.01 - 700,000.00	1	662,679.84	0.24%	2.125	359	80.00	721
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	143	32,273,019.89	11.46%	1.159	360	72.02	691
1.500 - 1.999	104	26,600,329.93	9.45%	1.590	360	72.34	697
2.000 - 2.499	80	17,765,478.44	6.31%	2.113	359	77.45	691
2.500 - 2.999	46	10,078,466.14	3.58%	2.548	360	81.67	708
3.000 - 3.499	50	9,838,347.53	3.49%	3.091	360	81.63	705
3.500 - 3.999	14	2,692,279.85	0.96%	3.693	359	88.65	685
4.000 - 4.499	4	1,053,586.57	0.37%	4.068	360	82.61	669
4.500 - 4.999	6	910,338.20	0.32%	4.724	360	88.64	710
5.000 - 5.499	7	1,649,332.99	0.59%	5.287	359	76.61	688
5.500 - 5.999	70	16,566,241.45	5.88%	5.832	358	75.06	701
6.000 - 6.499	224	56,251,300.99	19.97%	6.276	358	75.92	700
6.500 - 6.999	280	65,365,236.44	23.21%	6.688	358	78.48	698
7.000 - 7.499	164	32,978,091.37	11.71%	7.282	359	80.04	709
7.500 - 7.999	31	6,484,840.64	2.30%	7.708	359	85.71	702
8.000 - 8.499	3	791,631.94	0.28%	8.092	359	88.25	676
8.500 - 8.999	2	159,876.00	0.06%	8.525	359	90.00	728
9.500 - 9.999	1	152,333.54	0.05%	9.563	358	78.76	651
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
620-649	147	34,877,016.07	12.38%	4.660	359	73.94	636
650-674	287	66,891,126.29	23.75%	4.789	359	76.85	662
675-699	248	58,871,696.05	20.91%	4.908	359	77.96	686
700-724	170	38,326,892.59	13.61%	5.190	359	78.93	712
725-749	164	37,046,683.85	13.16%	4.887	359	78.00	737
750-774	108	23,995,015.05	8.52%	4.939	359	78.77	762
775-799	86	17,884,015.37	6.35%	5.279	359	76.25	785
800+	19	3,718,286.64	1.32%	5.908	358	65.05	808
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	43	8,821,287.33	3.13%	3.850	359	40.53	715
50.00- 54.99	20	4,086,984.37	1.45%	5.316	359	52.57	701
55.00- 59.99	20	4,314,716.61	1.53%	4.338	359	58.08	682
60.00- 64.99	38	9,318,391.04	3.31%	4.313	359	62.61	683
65.00- 69.99	52	12,552,916.30	4.46%	4.054	359	67.29	685
70.00- 74.99	112	29,021,596.28	10.31%	4.538	359	72.01	695
75.00- 79.99	247	60,966,612.37	21.65%	4.931	359	76.93	691
80.00	483	106,194,325.43	37.71%	4.809	359	80.00	707
80.01- 84.99	6	1,419,102.44	0.50%	5.864	358	83.41	683
85.00- 89.99	50	11,332,940.62	4.02%	6.287	359	88.39	689
90.00- 94.99	123	25,888,911.89	9.19%	6.001	358	90.43	700
95.00- 99.99	35	7,692,947.23	2.73%	5.635	359	95.00	714
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	1,229	281,610,731.91	100.00%	4.924	359	77.12	699
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	1,229	281,610,731.91	100.00%	4.924	359	77.12	699
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	61	12,279,886.48	4.36%	5.370	359	77.27	708
20.01 -25.00	66	13,534,331.94	4.81%	4.920	359	77.13	692
25.01 -30.00	93	19,807,712.26	7.03%	5.161	359	77.12	699
30.01 -35.00	133	30,026,965.65	10.66%	4.813	359	75.93	698
35.01 -40.00	249	60,151,759.76	21.36%	4.955	359	77.22	692
40.01 -45.00	237	54,101,385.46	19.21%	5.006	359	78.32	698
45.01 -50.00	145	34,652,723.51	12.31%	4.870	359	76.63	692
50.01 -55.00	224	52,365,988.59	18.60%	4.735	359	77.45	712
55.01 -60.00	10	2,007,239.27	0.71%	4.859	359	67.62	709
None	11	2,682,738.99	0.95%	4.515	359	70.85	702
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,229	281,610,731.91	100.00%	4.924	359	77.12	699
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam LIBOR	287	57,203,698.22	20.31%	6.444	359	76.78	706
Negam MTA	942	224,407,033.69	79.69%	4.537	359	77.21	697
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	950	219,773,533.30	78.04%	5.161	359	77.05	698
Silent Second	279	61,837,198.61	21.96%	4.084	359	77.40	704
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	447	100,032,709.72	35.52%	4.532	359	77.95	699
Prepay Penalty: 12 months	765	178,562,221.97	63.41%	5.121	359	76.74	699
Prepay Penalty: 36 months	17	3,015,800.22	1.07%	6.256	356	72.20	720
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,229	281,610,731.91	100.00%	4.924	359	77.12	699
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	96	17,661,375.70	6.27%	5.269	359	79.24	704
Full Documentation	252	55,257,227.77	19.62%	5.357	359	79.90	703
Reduced Documentation	771	182,389,172.56	64.77%	4.672	359	76.21	698
SISA	110	26,302,955.88	9.34%	5.535	358	76.22	695
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	497	122,590,724.86	43.53%	4.851	359	74.02	687
Purchase	564	121,641,573.72	43.19%	4.975	359	80.27	714
Rate/Term Refinance	168	37,378,433.33	13.27%	4.998	359	77.09	688
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Co-Op	1	243,213.46	0.09%	1.500	360	75.00	767
Condominium	237	46,190,014.29	16.40%	4.834	359	78.84	706
PUD	246	56,139,045.03	19.93%	5.143	359	80.14	705
Single Family	573	126,550,101.60	44.94%	4.995	359	75.75	690
Two-Four Family	172	52,488,357.53	18.64%	4.614	359	75.72	708
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	605	131,783,319.38	46.80%	4.970	359	76.96	710
Primary	484	118,833,364.39	42.20%	4.872	359	76.21	685
Second Home	140	30,994,048.14	11.01%	4.929	359	81.31	707
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	5	428,079.36	0.15%	6.091	358	82.82	746
Alaska	1	303,659.00	0.11%	6.413	359	75.00	723
Arizona	84	17,942,265.15	6.37%	4.921	359	77.49	711
Arkansas	1	72,769.45	0.03%	2.750	359	90.00	738
California	356	103,761,770.31	36.85%	4.991	359	73.91	697
Colorado	24	4,717,853.02	1.68%	3.342	359	80.45	697
Connecticut	10	2,451,178.88	0.87%	5.464	359	76.83	681
Delaware	3	402,003.41	0.14%	5.353	359	69.27	679
Florida	210	41,340,618.56	14.68%	5.351	359	79.75	704
Georgia	24	4,323,213.76	1.54%	5.336	359	80.81	692
Hawaii	10	2,987,081.25	1.06%	3.666	359	67.63	686
Idaho	17	3,212,603.47	1.14%	4.451	359	83.10	712
Illinois	43	9,535,649.99	3.39%	3.646	359	78.67	689
Indiana	6	645,839.69	0.23%	5.018	359	82.46	667
Iowa	2	269,028.61	0.10%	6.604	358	86.85	666
Kansas	2	256,943.81	0.09%	3.572	359	86.87	714
Kentucky	5	523,881.19	0.19%	4.664	359	85.92	689
Louisiana	9	1,610,683.57	0.57%	4.862	358	82.17	708
Maryland	13	2,954,932.72	1.05%	4.233	359	76.73	674
Massachusetts	35	9,088,250.58	3.23%	4.303	359	77.92	683
Michigan	7	855,197.34	0.30%	3.982	359	76.14	713
Minnesota	19	3,731,756.16	1.33%	4.896	359	79.06	697
Mississippi	2	164,710.70	0.06%	5.713	354	60.84	674
Missouri	5	694,363.18	0.25%	4.953	359	83.89	703
Montana	2	486,396.76	0.17%	1.335	360	62.22	702
Nevada	79	17,290,677.84	6.14%	5.636	359	79.51	705
New Jersey	41	10,620,349.01	3.77%	5.332	358	80.08	697
New Mexico	8	1,561,850.77	0.55%	4.009	359	82.41	702
New York	21	5,342,728.11	1.90%	4.086	359	69.92	700
North Carolina	12	1,774,125.80	0.63%	5.647	359	82.51	712
Ohio	7	941,803.63	0.33%	3.975	360	84.48	745
Oklahoma	3	485,604.74	0.17%	7.792	359	87.47	689
Oregon	18	3,575,351.05	1.27%	4.676	359	79.32	718
Pennsylvania	9	1,148,373.07	0.41%	3.762	359	85.54	692
Rhode Island	5	1,154,327.83	0.41%	4.755	359	76.50	696
South Carolina	13	2,607,814.80	0.93%	6.113	359	81.16	694
South Dakota	1	103,766.45	0.04%	6.975	359	80.00	743
Tennessee	5	723,116.35	0.26%	6.720	359	78.15	730
Texas	13	1,694,772.51	0.60%	4.395	359	84.92	714
Utah	16	3,102,906.35	1.10%	4.426	359	79.49	723
Vermont	2	407,900.15	0.14%	1.500	360	80.00	694
Virginia	29	6,227,573.76	2.21%	4.680	359	79.75	682
Washington	43	8,591,041.00	3.05%	5.003	359	79.48	699
Wisconsin	9	1,495,918.77	0.53%	2.611	360	79.11	701
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	1	147,528.81	0.05%	4.975	359	78.31	649
1.500 - 1.999	10	2,155,861.52	0.77%	5.648	359	72.26	711
2.000 - 2.499	35	7,721,867.32	2.74%	5.108	358	71.43	708
2.500 - 2.999	212	48,768,660.43	17.32%	5.247	359	75.16	701
3.000 - 3.499	710	164,517,455.85	58.42%	4.810	359	76.62	697
3.500 - 3.999	165	38,197,620.07	13.56%	4.775	359	78.62	698
4.000 - 4.499	69	14,279,127.73	5.07%	4.583	359	84.42	714
4.500 - 4.999	24	5,175,948.05	1.84%	6.904	359	89.74	684
5.000 - 5.499	2	494,328.59	0.18%	4.363	359	90.00	672
6.000 - 6.499	1	152,333.54	0.05%	9.563	358	78.76	651
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	1	147,528.81	0.05%	4.975	359	78.31	649
1.000 - 1.499	3	733,127.74	0.26%	2.694	360	77.15	721
1.500 - 1.999	12	3,050,736.32	1.08%	4.457	359	72.64	706
2.000 - 2.499	34	7,522,423.74	2.67%	5.217	358	71.21	706
2.500 - 2.999	211	48,474,363.44	17.21%	5.273	359	75.14	701
3.000 - 3.499	709	163,848,539.87	58.18%	4.818	359	76.66	697
3.500 - 3.999	164	37,878,974.08	13.45%	4.800	359	78.61	699
4.000 - 4.499	68	14,132,427.73	5.02%	4.600	359	84.36	714
4.500 - 4.999	24	5,175,948.05	1.84%	6.904	359	89.74	684
5.000 - 5.499	2	494,328.59	0.18%	4.363	359	90.00	672
6.000 - 6.499	1	152,333.54	0.05%	9.563	358	78.76	651
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
8.500 - 8.999	1	344,597.21	0.12%	6.213	356	90.00	660
9.500 - 9.999	1,210	276,472,223.06	98.18%	4.894	359	76.98	699
10.000 -10.499	7	1,900,342.10	0.67%	6.845	358	79.30	720
10.500 -10.999	6	1,820,605.09	0.65%	5.825	359	85.48	695
11.000 -11.499	4	745,764.93	0.26%	7.695	359	91.40	677
13.000 -13.499	1	327,199.52	0.12%	6.938	359	95.00	747
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	17	4,267,206.31	1.52%	3.436	359	68.28	699
115	1,212	277,343,525.60	98.48%	4.947	359	77.26	699
Total	1,229	281,610,731.91	100.00%	4.924	359	77.12	699

Group 2 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$304,209,220	$109,577	$1,999,152
Average Scheduled Principal Balance	$532,766
Number of Mortgage Loans	571

Weighted Average Gross Coupon	4.016%	1.000%	8.525%
Weighted Average FICO Score	708	536	815
Weighted Average Original LTV	76.23%	37.94%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	351 months	360 months
Weighted Average Seasoning	1 month	0 months	9 months

Weighted Average Gross Margin	3.278%	1.925%	4.900%
Weighted Average Minimum Interest Rate	3.274%	1.000%	4.900%
Weighted Average Maximum Interest Rate	9.955%	8.950%	11.700%

Weighted Average Months to Roll	1 month	1 month	3 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Feb 1 2035	Dec 1 2035
Maximum Zip Code Concentration	1.10%	94010

ARM	100.00%	Single Family	57.74%
		PUD	26.63%
Negam MTA	90.94%	Condominium	10.54%
Negam LIBOR	9.06%	Two-Four Family	5.08%

Prepay Penalty: N/A	100.00%	Primary	76.43%
		Investor	14.98%
First Lien	100.00%	Second Home	8.59%

Reduced Documentation	76.98%	Top 5 States:
Full Documentation	14.94%	California	50.79%
SISA	5.28%	New Jersey	10.34%
Alternative Documentation	2.81%	Florida	7.12%
		Virginia	5.22%
Purchase	58.97%	Illinois	3.77%
Cash Out Refinance	27.84%
Rate/Term Refinance	13.18%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
100,000.01 - 150,000.00	6	774,683.94	0.25%	4.424	359	88.49	720
150,000.01 - 200,000.00	13	2,341,091.59	0.77%	4.802	359	84.77	704
200,000.01 - 250,000.00	19	4,250,493.24	1.40%	3.628	359	83.22	682
250,000.01 - 300,000.00	21	5,840,756.66	1.92%	5.430	358	82.06	687
300,000.01 - 350,000.00	41	13,225,806.73	4.35%	5.097	359	83.87	687
350,000.01 - 400,000.00	91	34,734,749.55	11.42%	4.460	359	80.63	699
400,000.01 - 450,000.00	77	32,455,802.95	10.67%	4.979	359	79.76	713
450,000.01 - 500,000.00	65	30,803,437.25	10.13%	3.856	359	78.01	716
500,000.01 - 550,000.00	52	27,399,344.34	9.01%	3.951	359	79.30	711
550,000.01 - 600,000.00	36	20,617,729.94	6.78%	4.124	359	78.20	717
600,000.01 - 650,000.00	45	28,476,951.67	9.36%	3.708	359	77.10	708
650,000.01 - 700,000.00	17	11,486,762.36	3.78%	3.015	359	73.37	721
700,000.01 - 750,000.00	13	9,511,079.87	3.13%	2.610	360	71.94	726
750,000.01 - 800,000.00	8	6,241,670.70	2.05%	3.219	360	69.50	725
800,000.01 - 850,000.00	12	9,941,374.01	3.27%	3.354	359	72.20	732
850,000.01 - 900,000.00	9	7,933,817.12	2.61%	4.498	359	72.88	704
900,000.01 - 950,000.00	5	4,623,955.50	1.52%	4.229	359	69.07	721
950,000.01 - 1,000,000.00	10	9,903,924.87	3.26%	3.814	359	71.04	711
1,000,000.01+	31	43,645,788.20	14.35%	3.489	359	67.10	698
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	118	65,128,126.18	21.41%	1.056	360	74.73	708
1.500 - 1.999	97	58,984,489.69	19.39%	1.637	360	73.32	711
2.000 - 2.499	24	13,449,409.83	4.42%	2.094	360	80.47	707
2.500 - 2.999	16	10,151,800.38	3.34%	2.624	360	75.44	715
3.000 - 3.499	8	3,636,938.15	1.20%	3.038	360	82.80	697
3.500 - 3.999	3	1,363,520.21	0.45%	3.680	360	80.90	661
4.000 - 4.499	1	294,774.67	0.10%	4.000	360	80.00	619
4.500 - 4.999	1	327,328.11	0.11%	4.625	359	95.00	670
5.000 - 5.499	4	2,186,833.50	0.72%	5.412	359	71.89	714
5.500 - 5.999	49	25,508,634.89	8.39%	5.901	358	76.39	713
6.000 - 6.499	88	48,183,315.73	15.84%	6.303	358	75.02	711
6.500 - 6.999	110	53,953,248.53	17.74%	6.647	358	77.52	707
7.000 - 7.499	34	13,470,890.30	4.43%	7.318	358	81.66	697
7.500 - 7.999	13	5,473,502.80	1.80%	7.687	358	89.94	704
8.000 - 8.499	4	1,705,565.08	0.56%	8.217	359	90.53	694
8.500 - 8.999	1	390,842.44	0.13%	8.525	359	90.00	677
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
525-549	1	260,439.51	0.09%	6.413	358	41.94	536
575-599	1	347,233.98	0.11%	1.500	360	80.00	597
600-619	3	1,953,143.13	0.64%	2.063	359	77.38	609
620-649	41	18,892,489.30	6.21%	4.016	359	74.43	638
650-674	103	50,184,172.65	16.50%	4.082	359	77.74	664
675-699	130	71,922,365.36	23.64%	3.895	359	76.14	688
700-724	91	52,839,618.31	17.37%	4.348	359	76.76	711
725-749	89	47,693,414.74	15.68%	4.229	359	76.56	736
750-774	63	32,322,181.66	10.62%	3.940	359	76.90	760
775-799	41	24,263,992.97	7.98%	3.310	359	71.33	785
800+	7	3,358,056.56	1.10%	4.497	359	83.60	807
None	1	172,112.32	0.06%	1.500	360	75.00	0
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	6	5,619,167.99	1.85%	4.269	358	44.02	694
50.00- 54.99	11	9,017,926.27	2.96%	3.974	359	52.99	716
55.00- 59.99	12	8,564,333.43	2.82%	2.625	359	57.72	708
60.00- 64.99	19	15,064,359.92	4.95%	4.890	359	62.08	715
65.00- 69.99	23	13,201,712.86	4.34%	4.578	359	67.67	714
70.00- 74.99	65	41,300,230.23	13.58%	3.229	359	71.91	707
75.00- 79.99	121	73,597,870.26	24.19%	3.439	359	76.62	713
80.00	198	94,006,379.22	30.90%	3.899	359	80.00	708
80.01- 84.99	1	650,000.00	0.21%	2.250	360	84.42	664
85.00- 89.99	24	9,609,476.46	3.16%	5.748	358	88.85	695
90.00- 94.99	48	19,118,230.80	6.28%	5.764	359	90.55	694
95.00- 99.99	43	14,459,533.05	4.75%	5.898	358	95.00	717
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	571	304,209,220.49	100.00%	4.016	359	76.23	708
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	571	304,209,220.49	100.00%	4.016	359	76.23	708
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	25	16,358,333.42	5.38%	4.112	359	67.12	723
20.01 -25.00	35	21,580,962.35	7.09%	4.012	359	75.05	713
25.01 -30.00	41	20,154,628.91	6.63%	3.018	359	77.94	714
30.01 -35.00	89	47,064,725.17	15.47%	4.083	359	74.71	713
35.01 -40.00	128	69,503,097.97	22.85%	4.030	359	76.52	707
40.01 -45.00	109	57,625,453.70	18.94%	4.343	359	78.04	705
45.01 -50.00	79	41,281,699.89	13.57%	3.739	359	77.42	702
50.01 -55.00	58	25,164,694.06	8.27%	4.567	359	78.73	707
55.01 -60.00	3	1,447,426.36	0.48%	6.853	359	77.39	685
None	4	4,028,198.66	1.32%	1.274	360	69.97	700
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	571	304,209,220.49	100.00%	4.016	359	76.23	708
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam LIBOR	62	27,576,450.16	9.06%	5.887	358	76.88	708
Negam MTA	509	276,632,770.33	90.94%	3.829	359	76.17	708
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	415	217,973,412.61	71.65%	4.126	359	76.73	708
Silent Second	156	86,235,807.88	28.35%	3.736	359	74.97	709
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	571	304,209,220.49	100.00%	4.016	359	76.23	708
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	571	304,209,220.49	100.00%	4.016	359	76.23	708
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	18	8,541,480.72	2.81%	4.005	359	81.77	701
Full Documentation	90	45,442,151.41	14.94%	4.146	359	79.58	703
Reduced Documentation	426	234,169,304.75	76.98%	3.938	359	75.65	711
SISA	37	16,056,283.61	5.28%	4.789	359	72.38	696
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	132	84,699,598.48	27.84%	3.887	359	69.79	701
Purchase	380	179,403,867.12	58.97%	4.221	359	80.18	713
Rate/Term Refinance	59	40,105,754.89	13.18%	3.367	359	72.19	706
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	69	32,066,250.31	10.54%	3.391	359	79.44	707
PUD	156	81,008,965.83	26.63%	4.517	359	77.69	710
Single Family	318	175,664,972.97	57.74%	4.024	359	75.07	708
Two-Four Family	28	15,469,031.38	5.08%	2.584	360	75.19	710
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	84	45,581,892.47	14.98%	3.709	359	74.59	721
Primary	450	232,506,202.62	76.43%	4.219	359	76.42	706
Second Home	37	26,121,125.40	8.59%	2.742	359	77.49	712
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	1	522,844.54	0.17%	7.400	356	80.00	727
Arizona	21	10,851,408.07	3.57%	4.824	359	78.61	700
California	274	154,506,847.68	50.79%	3.884	359	75.63	706
Colorado	6	3,584,803.47	1.18%	4.874	359	70.22	705
Connecticut	4	1,637,037.43	0.54%	5.772	359	78.59	698
District of Columbia	1	361,433.84	0.12%	6.163	358	89.77	651
Florida	50	21,651,000.38	7.12%	3.657	359	79.64	715
Georgia	3	804,489.26	0.26%	2.570	360	79.20	731
Hawaii	6	5,643,678.77	1.86%	2.544	360	69.74	720
Idaho	3	855,357.04	0.28%	1.647	360	62.86	690
Illinois	23	11,454,047.95	3.77%	3.647	359	80.88	726
Indiana	1	515,000.00	0.17%	1.500	360	73.57	669
Louisiana	1	663,830.95	0.22%	6.800	355	80.00	757
Maryland	10	5,954,135.59	1.96%	5.335	359	73.70	717
Massachusetts	4	2,799,601.47	0.92%	4.878	358	72.59	732
Michigan	4	2,340,661.17	0.77%	1.908	359	72.79	766
Minnesota	6	4,380,180.88	1.44%	3.441	359	76.23	694
Missouri	1	1,500,000.00	0.49%	1.000	360	57.69	660
Nevada	17	6,772,449.69	2.23%	4.716	359	82.80	701
New Jersey	57	31,440,526.09	10.34%	4.454	359	74.22	706
New Mexico	4	2,413,737.09	0.79%	3.465	360	75.45	708
New York	15	6,302,726.35	2.07%	3.000	359	72.46	723
North Carolina	4	2,514,040.51	0.83%	3.963	359	71.02	754
Oregon	4	1,552,074.12	0.51%	6.374	358	83.42	744
South Carolina	4	1,198,300.77	0.39%	1.708	360	73.49	691
Tennessee	1	113,976.57	0.04%	1.500	360	80.00	639
Texas	1	463,014.37	0.15%	5.813	358	90.00	678
Utah	1	1,237,270.51	0.41%	1.500	360	80.00	715
Vermont	1	313,408.27	0.10%	5.963	359	80.00	732
Virginia	32	15,889,252.22	5.22%	5.105	359	80.24	706
Washington	6	2,393,325.29	0.79%	2.955	359	83.30	693
West Virginia	1	485,082.28	0.16%	5.925	358	80.00	762
Wisconsin	4	1,093,677.87	0.36%	6.137	359	87.52	686
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.500 - 1.999	1	485,082.28	0.16%	5.925	358	80.00	762
2.000 - 2.499	17	10,314,233.38	3.39%	2.415	360	68.83	719
2.500 - 2.999	131	66,615,690.02	21.90%	4.309	359	75.05	715
3.000 - 3.499	287	153,609,749.84	50.49%	4.193	359	76.69	703
3.500 - 3.999	107	60,672,088.20	19.94%	3.066	359	75.35	715
4.000 - 4.499	19	9,092,405.73	2.99%	5.467	359	85.31	694
4.500 - 4.999	9	3,419,971.04	1.12%	7.903	359	92.09	692
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	1	399,046.77	0.13%	1.000	360	74.07	739
1.500 - 1.999	2	914,135.76	0.30%	6.224	358	77.86	725
2.000 - 2.499	17	10,314,233.38	3.39%	2.415	360	68.83	719
2.500 - 2.999	130	66,216,643.25	21.77%	4.329	359	75.06	715
3.000 - 3.499	285	152,679,607.80	50.19%	4.178	359	76.65	704
3.500 - 3.999	107	60,672,088.20	19.94%	3.066	359	75.35	715
4.000 - 4.499	20	9,593,494.29	3.15%	5.524	359	85.55	693
4.500 - 4.999	9	3,419,971.04	1.12%	7.903	359	92.09	692
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
8.500 - 8.999	1	455,943.57	0.15%	6.063	356	92.86	680
9.500 - 9.999	567	302,501,650.04	99.44%	4.003	359	76.17	709
11.000 -11.499	2	882,409.10	0.29%	8.063	359	89.95	675
11.500 -11.999	1	369,217.78	0.12%	1.750	360	74.00	746
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	9	3,874,666.62	1.27%	1.852	360	69.30	734
115	562	300,334,553.87	98.73%	4.043	359	76.32	708
Total	571	304,209,220.49	100.00%	4.016	359	76.23	708

Group 3 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$844,594,825	$109,205	$2,001,231
Average Scheduled Principal Balance	$551,662
Number of Mortgage Loans	1,531

Weighted Average Gross Coupon	4.285%	1.000%	7.938%
Weighted Average FICO Score	704	605	814
Weighted Average Original LTV	75.42%	8.00%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	354 months	360 months
Weighted Average Seasoning	1 month	0 months	6 months

Weighted Average Gross Margin	3.039%	0.900%	4.900%
Weighted Average Minimum Interest Rate	3.034%	0.900%	4.900%
Weighted Average Maximum Interest Rate	9.956%	9.950%	11.450%

Weighted Average Months to Roll	1 month	1 month	4 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		May 1 2035	Dec 1 2035
Maximum Zip Code Concentration	0.79%	92130

ARM	100.00%	Single Family	58.20%
		PUD	24.68%
Negam MTA	92.85%	Condominium	10.86%
Negam LIBOR	7.15%	Two-Four Family	6.26%

Prepay Penalty: 12 months	99.87%	Primary	80.46%
Prepay Penalty: 24 months	0.13%	Investor	13.68%
		Second Home	5.86%
First Lien	100.00%
		Top 5 States:
Reduced Documentation	79.65%	California	71.63%
Full Documentation	10.40%	Florida	8.99%
SISA	7.59%	Nevada	3.93%
Alternative Documentation	2.36%	Arizona	2.76%
		Hawaii	2.24%
Purchase	50.40%
Cash Out Refinance	37.67%
Rate/Term Refinance	11.93%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
100,000.01 - 150,000.00	10	1,327,417.06	0.16%	4.635	359	84.32	699
150,000.01 - 200,000.00	16	2,776,172.80	0.33%	5.411	359	85.38	678
200,000.01 - 250,000.00	35	7,962,787.34	0.94%	4.800	359	83.55	675
250,000.01 - 300,000.00	31	8,669,257.24	1.03%	5.251	359	83.92	689
300,000.01 - 350,000.00	33	10,631,514.08	1.26%	4.893	359	83.73	678
350,000.01 - 400,000.00	252	96,452,962.81	11.42%	4.493	359	77.37	688
400,000.01 - 450,000.00	244	103,810,449.41	12.29%	4.739	359	76.75	703
450,000.01 - 500,000.00	205	97,615,861.43	11.56%	4.312	359	76.67	708
500,000.01 - 550,000.00	138	72,357,500.02	8.57%	4.201	359	76.37	704
550,000.01 - 600,000.00	140	80,517,182.99	9.53%	4.387	359	77.97	708
600,000.01 - 650,000.00	146	92,542,037.44	10.96%	4.018	359	75.00	705
650,000.01 - 700,000.00	52	35,198,249.66	4.17%	4.537	359	72.32	703
700,000.01 - 750,000.00	46	33,415,856.69	3.96%	4.062	359	74.28	702
750,000.01 - 800,000.00	18	14,026,822.58	1.66%	3.534	359	74.07	727
800,000.01 - 850,000.00	18	14,812,544.55	1.75%	3.161	359	74.19	709
850,000.01 - 900,000.00	25	22,056,796.85	2.61%	5.043	359	73.31	719
900,000.01 - 950,000.00	11	10,124,529.51	1.20%	3.339	359	73.76	720
950,000.01 - 1,000,000.00	35	34,655,054.98	4.10%	4.245	359	69.36	707
1,000,000.01+	76	105,641,827.72	12.51%	3.813	359	70.79	714
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	354	206,862,520.07	24.49%	1.058	360	74.04	702
1.500 - 1.999	168	96,093,502.39	11.38%	1.560	360	74.69	695
2.000 - 2.499	33	20,055,061.36	2.37%	2.038	360	78.99	698
2.500 - 2.999	14	8,269,336.74	0.98%	2.608	360	75.08	700
3.000 - 3.499	11	5,659,226.22	0.67%	3.078	360	81.13	705
3.500 - 3.999	5	1,892,143.10	0.22%	3.553	360	88.74	703
4.000 - 4.499	5	1,778,458.85	0.21%	4.091	359	88.94	648
4.500 - 4.999	4	2,042,046.05	0.24%	4.714	359	78.72	686
5.000 - 5.499	25	15,383,068.35	1.82%	5.264	358	74.53	729
5.500 - 5.999	174	105,514,170.25	12.49%	5.809	358	73.96	715
6.000 - 6.499	486	253,372,281.26	30.00%	6.233	358	75.34	707
6.500 - 6.999	182	90,203,331.72	10.68%	6.647	358	78.06	703
7.000 - 7.499	61	33,467,881.42	3.96%	7.256	359	78.31	701
7.500 - 7.999	9	4,001,797.38	0.47%	7.774	358	88.77	692
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-619	8	3,943,859.32	0.47%	1.802	360	75.83	615
620-649	160	75,853,661.59	8.98%	3.624	359	73.99	636
650-674	290	152,621,782.12	18.07%	4.119	359	75.76	664
675-699	364	194,005,442.97	22.97%	4.293	359	76.24	687
700-724	240	146,416,048.58	17.34%	4.563	359	75.37	712
725-749	200	114,100,644.65	13.51%	4.608	359	76.95	737
750-774	168	98,461,115.14	11.66%	4.362	359	74.50	761
775-799	77	48,455,146.72	5.74%	4.201	359	72.51	785
800+	14	7,667,772.29	0.91%	4.079	358	69.98	805
None	10	3,069,351.78	0.36%	5.625	359	77.18	0
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	25	14,620,377.68	1.73%	4.785	358	39.47	712
50.00- 54.99	21	14,676,473.60	1.74%	3.358	359	52.06	725
55.00- 59.99	29	19,641,893.53	2.33%	3.867	359	57.12	711
60.00- 64.99	55	37,496,064.15	4.44%	3.355	359	62.54	697
65.00- 69.99	77	51,587,692.13	6.11%	3.855	359	67.41	703
70.00- 74.99	169	107,327,509.10	12.71%	4.557	359	72.00	701
75.00- 79.99	367	217,649,114.71	25.77%	4.363	359	76.75	704
80.00	674	340,739,074.34	40.34%	4.170	359	80.00	706
80.01- 84.99	3	964,581.58	0.11%	2.145	360	84.42	672
85.00- 89.99	21	8,648,610.58	1.02%	5.866	359	87.88	696
90.00- 94.99	57	20,620,148.33	2.44%	5.879	359	90.92	687
95.00- 99.99	33	10,623,285.43	1.26%	6.192	359	95.00	701
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	1,531	844,594,825.16	100.00%	4.285	359	75.42	704
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	1,531	844,594,825.16	100.00%	4.285	359	75.42	704
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	61	33,585,245.57	3.98%	4.773	359	71.95	708
20.01 -25.00	55	28,228,896.50	3.34%	4.586	359	72.63	713
25.01 -30.00	86	47,087,742.47	5.58%	4.406	359	73.57	703
30.01 -35.00	198	113,056,011.79	13.39%	4.266	359	73.05	704
35.01 -40.00	341	186,105,108.07	22.03%	4.478	359	76.24	703
40.01 -45.00	368	206,143,534.34	24.41%	4.073	359	76.35	702
45.01 -50.00	229	123,807,721.08	14.66%	4.300	359	77.06	704
50.01 -55.00	169	91,730,973.29	10.86%	4.191	359	75.36	711
55.01 -60.00	11	6,294,365.94	0.75%	2.757	360	76.69	681
None	13	8,555,226.11	1.01%	3.776	359	75.62	717
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,531	844,594,825.16	100.00%	4.285	359	75.42	704
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam LIBOR	113	60,359,898.29	7.15%	6.539	358	76.03	704
Negam MTA	1,418	784,234,926.87	92.85%	4.111	359	75.38	705
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	1,039	567,853,004.13	67.23%	4.473	359	74.98	706
Silent Second	492	276,741,821.03	32.77%	3.899	359	76.33	701
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 12 months	1,529	843,470,413.54	99.87%	4.285	359	75.43	704
Prepay Penalty: 24 months	2	1,124,411.62	0.13%	4.080	358	73.75	752
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,531	844,594,825.16	100.00%	4.285	359	75.42	704
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	39	19,901,260.16	2.36%	4.204	359	74.92	698
Full Documentation	167	87,822,299.67	10.40%	5.104	359	76.95	702
Reduced Documentation	1,194	672,739,057.33	79.65%	4.169	359	75.49	704
SISA	131	64,132,208.00	7.59%	4.406	359	72.79	710
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	574	318,143,960.70	37.67%	4.379	359	72.59	699
Purchase	783	425,696,557.78	50.40%	4.299	359	77.91	711
Rate/Term Refinance	174	100,754,306.68	11.93%	3.928	359	73.86	694
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	184	91,704,141.19	10.86%	4.249	359	77.12	707
PUD	378	208,419,671.10	24.68%	4.308	359	75.73	707
Single Family	887	491,592,689.25	58.20%	4.323	359	75.03	702
Two-Four Family	82	52,878,323.62	6.26%	3.901	359	74.88	716
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	205	115,565,034.90	13.68%	4.557	359	73.87	713
Primary	1,245	679,534,561.56	80.46%	4.248	359	75.88	702
Second Home	81	49,495,228.70	5.86%	4.157	359	72.83	723
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	2	1,678,547.21	0.20%	1.196	360	77.30	691
Arizona	46	23,352,158.03	2.76%	4.592	359	73.69	714
California	1,086	604,998,593.43	71.63%	4.228	359	75.28	704
Colorado	9	5,029,050.95	0.60%	4.124	359	77.18	689
Connecticut	3	1,157,308.39	0.14%	3.143	360	79.85	672
Delaware	1	478,943.42	0.06%	1.500	360	52.60	797
Florida	135	75,927,295.40	8.99%	4.541	359	76.32	705
Georgia	2	2,274,186.27	0.27%	5.597	359	57.81	680
Hawaii	21	18,948,281.48	2.24%	4.543	359	72.73	733
Idaho	3	1,601,643.39	0.19%	5.091	358	77.91	681
Illinois	8	2,992,978.95	0.35%	3.564	360	77.66	694
Indiana	2	1,426,806.90	0.17%	3.638	358	62.57	751
Maryland	16	7,738,389.79	0.92%	4.422	359	79.11	688
Massachusetts	19	8,979,921.63	1.06%	5.090	358	76.69	688
Michigan	5	3,877,005.46	0.46%	2.353	360	70.92	719
Minnesota	4	1,865,670.96	0.22%	6.124	358	78.25	719
Montana	1	464,390.69	0.05%	1.000	360	70.00	672
Nevada	67	33,219,505.68	3.93%	4.350	359	77.74	704
New Jersey	5	2,460,738.50	0.29%	5.625	358	74.47	667
New York	11	5,481,529.31	0.65%	2.594	360	72.88	722
North Carolina	5	3,405,478.23	0.40%	3.672	359	71.85	717
Ohio	1	399,119.52	0.05%	1.500	360	80.00	698
Oregon	6	2,578,637.75	0.31%	5.329	358	75.65	715
South Carolina	2	1,440,942.46	0.17%	4.828	359	80.66	712
Tennessee	2	1,108,629.11	0.13%	6.191	358	76.70	722
Texas	5	2,561,791.78	0.30%	6.299	358	76.77	710
Utah	6	2,431,741.08	0.29%	4.088	360	82.24	719
Virginia	32	15,751,473.99	1.86%	4.594	359	78.25	707
Washington	24	9,938,271.61	1.18%	4.486	359	76.86	705
Wisconsin	2	1,025,793.79	0.12%	1.658	360	61.24	652
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	1	542,819.43	0.06%	4.063	359	80.00	689
1.500 - 1.999	15	9,157,876.54	1.08%	4.344	358	74.11	726
2.000 - 2.499	78	47,562,383.88	5.63%	3.904	359	72.26	718
2.500 - 2.999	501	290,442,159.10	34.39%	4.320	359	74.06	710
3.000 - 3.499	851	456,378,936.91	54.04%	4.223	359	76.08	699
3.500 - 3.999	51	26,677,377.12	3.16%	4.959	359	78.33	704
4.000 - 4.499	21	8,482,074.20	1.00%	5.274	359	86.43	695
4.500 - 4.999	13	5,351,197.98	0.63%	6.087	359	91.22	687
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	1	542,819.43	0.06%	4.063	359	80.00	689
1.000 - 1.499	3	1,426,789.14	0.17%	4.220	359	80.00	737
1.500 - 1.999	17	10,146,642.38	1.20%	4.077	358	73.08	723
2.000 - 2.499	77	47,102,951.93	5.58%	3.889	359	72.19	717
2.500 - 2.999	501	290,442,159.10	34.39%	4.320	359	74.06	710
3.000 - 3.499	847	454,422,813.88	53.80%	4.230	359	76.10	699
3.500 - 3.999	51	26,677,377.12	3.16%	4.959	359	78.33	704
4.000 - 4.499	21	8,482,074.20	1.00%	5.274	359	86.43	695
4.500 - 4.999	13	5,351,197.98	0.63%	6.087	359	91.22	687
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	1,520	839,226,687.10	99.36%	4.282	359	75.38	705
10.000 -10.499	2	1,000,425.29	0.12%	1.250	360	76.80	670
10.500 -10.999	5	2,703,551.11	0.32%	5.324	359	79.83	678
11.000 -11.499	4	1,664,161.66	0.20%	6.087	359	87.60	702
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	11	5,481,529.31	0.65%	2.594	360	72.88	722
115	1,520	839,113,295.85	99.35%	4.296	359	75.44	704
Total	1,531	844,594,825.16	100.00%	4.285	359	75.42	704

Group 4 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$344,634,309	$157,649	$2,603,365
Average Scheduled Principal Balance	$570,587
Number of Mortgage Loans	604

Weighted Average Gross Coupon	3.399%	1.000%	7.988%
Weighted Average FICO Score	695	573	816
Weighted Average Original LTV	78.24%	46.15%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	354 months	360 months
Weighted Average Seasoning	1 month	0 months	6 months

Weighted Average Gross Margin	3.209%	1.975%	5.000%
Weighted Average Minimum Interest Rate	3.187%	1.000%	5.000%
Weighted Average Maximum Interest Rate	9.966%	9.950%	12.075%

Weighted Average Months to Roll	1 month	1 month	3 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		May 1 2035	Nov 1 2035
Maximum Zip Code Concentration	1.08%	94558

ARM	100.00%	Single Family	69.79%
		PUD	19.02%
Negam MTA	99.84%	Condominium	8.29%
Negam LIBOR	0.16%	Two-Four Family	2.90%

Prepay Penalty: 36 months	100.00%	Primary	89.37%
		Investor	6.54%
First Lien	100.00%	Second Home	4.09%

Reduced Documentation	72.96%	Top 5 States:
Full Documentation	17.44%	California	68.02%
SISA	5.55%	Florida	11.45%
Alternative Documentation	3.88%	Nevada	4.39%
Unknown	0.17%	Virginia	3.33%
		Maryland	2.44%
Cash Out Refinance	49.64%
Purchase	36.23%
Rate/Term Refinance	14.13%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
150,000.01 - 200,000.00	2	357,388.76	0.10%	6.592	357	88.38	702
200,000.01 - 250,000.00	1	248,707.52	0.07%	6.913	356	80.00	709
350,000.01 - 400,000.00	8	3,050,778.70	0.89%	6.416	357	88.80	703
400,000.01 - 450,000.00	177	75,650,905.97	21.95%	3.669	359	80.44	696
450,000.01 - 500,000.00	124	59,033,353.44	17.13%	3.596	359	80.67	696
500,000.01 - 550,000.00	82	43,046,363.08	12.49%	3.288	359	80.05	696
550,000.01 - 600,000.00	61	35,391,475.53	10.27%	3.255	359	79.62	700
600,000.01 - 650,000.00	60	37,666,569.47	10.93%	3.198	359	79.30	691
650,000.01 - 700,000.00	16	10,747,322.44	3.12%	3.549	359	78.15	683
700,000.01 - 750,000.00	11	8,056,643.38	2.34%	3.495	359	75.47	694
750,000.01 - 800,000.00	8	6,186,524.31	1.80%	2.520	360	75.30	682
800,000.01 - 850,000.00	6	4,983,487.05	1.45%	2.112	360	74.20	693
850,000.01 - 900,000.00	7	6,178,044.82	1.79%	1.867	360	75.44	701
900,000.01 - 950,000.00	2	1,822,831.41	0.53%	3.671	360	72.51	718
950,000.01 - 1,000,000.00	7	6,844,416.71	1.99%	2.443	360	73.24	693
1,000,000.01+	32	45,369,496.72	13.16%	3.381	359	69.68	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	218	122,563,010.00	35.56%	1.020	360	75.22	702
1.500 - 1.999	91	57,569,766.00	16.70%	1.520	360	76.16	682
2.000 - 2.499	17	11,457,250.00	3.32%	2.031	360	76.99	664
2.500 - 2.999	12	7,902,621.14	2.29%	2.641	360	79.39	703
3.000 - 3.499	10	4,831,650.00	1.40%	3.051	360	83.56	690
3.500 - 3.999	4	1,843,164.32	0.53%	3.558	360	87.61	666
4.000 - 4.499	1	489,824.22	0.14%	4.250	359	90.00	688
5.000 - 5.499	1	579,650.36	0.17%	5.138	357	80.00	733
5.500 - 5.999	22	13,740,769.63	3.99%	5.769	358	73.48	696
6.000 - 6.499	125	70,310,646.73	20.40%	6.240	358	79.88	702
6.500 - 6.999	66	35,932,697.96	10.43%	6.712	358	83.32	695
7.000 - 7.499	26	11,631,750.44	3.38%	7.288	358	90.45	686
7.500 - 7.999	11	5,781,508.51	1.68%	7.694	359	90.56	688
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
550-574	1	2,000,000.00	0.58%	1.750	360	71.43	573
600-619	5	2,513,428.29	0.73%	2.051	360	77.22	613
620-649	75	42,629,375.38	12.37%	3.238	359	77.13	635
650-674	125	71,770,784.64	20.83%	3.360	359	77.57	663
675-699	153	88,272,770.79	25.61%	3.631	359	79.27	687
700-724	92	50,231,683.80	14.58%	3.267	359	79.74	711
725-749	75	41,344,299.02	12.00%	3.665	359	78.23	735
750-774	48	28,180,357.26	8.18%	3.363	359	78.12	762
775-799	22	12,837,568.87	3.72%	2.850	359	75.85	788
800+	8	4,854,041.26	1.41%	3.315	359	74.12	808
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	4	2,101,481.24	0.61%	2.007	360	47.64	739
50.00- 54.99	2	1,486,152.91	0.43%	4.244	357	53.60	686
55.00- 59.99	7	7,511,364.83	2.18%	3.072	359	57.77	704
60.00- 64.99	21	14,497,343.52	4.21%	3.725	359	62.89	690
65.00- 69.99	40	23,553,628.81	6.83%	2.742	360	67.51	692
70.00- 74.99	52	39,790,398.47	11.55%	2.980	360	71.62	695
75.00- 79.99	121	71,281,775.47	20.68%	2.603	360	76.86	691
80.00	211	113,631,853.55	32.97%	2.318	360	80.00	700
80.01- 84.99	3	1,573,376.57	0.46%	5.105	359	84.61	656
85.00- 89.99	16	7,518,191.67	2.18%	6.640	358	89.07	676
90.00- 94.99	104	51,052,336.20	14.81%	6.354	358	90.43	691
95.00- 99.99	23	10,636,406.07	3.09%	6.527	358	95.00	720
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	604	344,634,309.31	100.00%	3.399	359	78.24	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	604	344,634,309.31	100.00%	3.399	359	78.24	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	12	5,737,391.48	1.66%	3.696	359	80.35	699
20.01 -25.00	23	12,710,680.45	3.69%	2.779	359	75.17	704
25.01 -30.00	37	19,450,404.60	5.64%	3.746	359	81.32	711
30.01 -35.00	76	47,027,866.60	13.65%	3.099	360	76.93	691
35.01 -40.00	162	88,692,653.62	25.74%	3.787	359	78.19	696
40.01 -45.00	141	78,879,041.56	22.89%	2.858	360	78.06	696
45.01 -50.00	86	51,185,459.54	14.85%	3.647	359	79.31	687
50.01 -55.00	58	31,433,216.35	9.12%	3.646	359	80.21	695
55.01 -60.00	4	3,805,747.12	1.10%	3.185	360	73.82	685
None	5	5,711,847.99	1.66%	3.787	359	69.09	713
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	604	344,634,309.31	100.00%	3.399	359	78.24	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam LIBOR	1	560,872.29	0.16%	6.975	359	89.92	670
Negam MTA	603	344,073,437.02	99.84%	3.393	359	78.22	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	490	280,248,063.06	81.32%	3.676	359	78.37	696
Silent Second	114	64,386,246.25	18.68%	2.192	360	77.70	690
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 36 months	604	344,634,309.31	100.00%	3.399	359	78.24	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	604	344,634,309.31	100.00%	3.399	359	78.24	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Unknown	1	600,000.00	0.17%	1.000	360	80.00	680
Alternative Documentation	27	13,354,666.23	3.88%	4.346	359	84.49	666
Full Documentation	110	60,105,208.98	17.44%	4.120	359	81.83	688
Reduced Documentation	431	251,458,746.03	72.96%	3.283	359	77.46	697
SISA	35	19,115,688.07	5.55%	2.071	360	72.84	721
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	292	171,075,579.73	49.64%	3.082	359	74.86	689
Purchase	221	124,867,052.39	36.23%	3.799	359	82.12	707
Rate/Term Refinance	91	48,691,677.19	14.13%	3.486	359	80.17	684
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	50	28,556,906.33	8.29%	3.209	359	78.83	701
PUD	114	65,560,459.26	19.02%	3.814	359	78.82	701
Single Family	427	240,507,437.90	69.79%	3.373	359	78.13	692
Two-Four Family	13	10,009,505.82	2.90%	1.842	360	75.52	719
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	40	22,541,055.51	6.54%	3.732	359	76.92	723
Primary	548	307,999,890.49	89.37%	3.343	359	78.62	692
Second Home	16	14,093,363.31	4.09%	4.090	358	72.09	723
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	13	6,482,982.06	1.88%	2.892	360	79.93	707
Arkansas	2	1,015,137.74	0.29%	6.830	359	92.30	679
California	420	234,420,592.58	68.02%	3.201	359	78.12	693
Colorado	7	3,806,853.97	1.10%	3.218	359	77.69	668
Connecticut	3	1,929,067.76	0.56%	6.098	359	80.06	706
District of Columbia	2	1,106,720.00	0.32%	1.429	360	77.15	669
Florida	58	39,447,562.61	11.45%	4.321	359	78.13	706
Georgia	2	1,052,886.09	0.31%	6.576	359	75.69	692
Hawaii	1	601,600.00	0.17%	1.500	360	80.00	683
Illinois	1	649,351.31	0.19%	6.738	354	68.42	692
Louisiana	4	1,451,294.68	0.42%	5.841	356	85.61	723
Maryland	16	8,400,135.29	2.44%	2.325	360	78.15	708
Michigan	8	4,460,814.91	1.29%	4.564	358	78.78	689
Minnesota	1	420,000.00	0.12%	1.500	360	80.00	669
Missouri	2	934,028.11	0.27%	7.170	359	92.65	687
Nevada	27	15,135,654.51	4.39%	3.495	359	81.00	716
New Jersey	1	1,626,159.28	0.47%	6.488	357	73.03	761
New York	2	1,855,000.00	0.54%	1.000	360	64.54	662
North Carolina	1	643,284.58	0.19%	6.738	358	90.00	800
Ohio	1	496,000.00	0.14%	1.500	360	80.00	693
Pennsylvania	2	1,366,436.56	0.40%	6.256	359	79.09	679
South Carolina	2	1,807,747.12	0.52%	4.946	359	65.89	697
Texas	3	1,640,615.00	0.48%	1.159	360	79.88	663
Utah	1	467,801.56	0.14%	6.488	358	90.00	643
Virginia	20	11,480,753.08	3.33%	2.987	360	77.12	665
Washington	3	1,528,630.51	0.44%	2.543	359	76.44	686
Wisconsin	1	407,200.00	0.12%	1.000	360	80.00	666
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.500 - 1.999	1	579,650.36	0.17%	5.138	357	80.00	733
2.000 - 2.499	8	5,561,161.57	1.61%	3.698	359	71.51	690
2.500 - 2.999	200	118,460,097.28	34.37%	2.744	359	76.31	701
3.000 - 3.499	256	144,770,403.69	42.01%	3.310	359	77.20	699
3.500 - 3.999	103	57,809,237.56	16.77%	3.887	359	81.69	680
4.000 - 4.499	29	13,883,998.50	4.03%	6.817	359	90.62	677
4.500 - 4.999	6	3,124,260.35	0.91%	7.256	358	91.03	683
5.000 - 5.499	1	445,500.00	0.13%	3.500	360	90.00	667
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	3	1,780,000.00	0.52%	1.000	360	75.16	680
1.500 - 1.999	4	2,354,850.36	0.68%	2.395	359	80.00	680
2.000 - 2.499	8	5,561,161.57	1.61%	3.698	359	71.51	690
2.500 - 2.999	199	117,822,597.28	34.19%	2.754	359	76.32	701
3.000 - 3.499	254	143,491,203.69	41.64%	3.329	359	77.17	699
3.500 - 3.999	100	56,170,737.56	16.30%	3.961	359	81.83	680
4.000 - 4.499	29	13,883,998.50	4.03%	6.817	359	90.62	677
4.500 - 4.999	6	3,124,260.35	0.91%	7.256	358	91.03	683
5.000 - 5.499	1	445,500.00	0.13%	3.500	360	90.00	667
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	596	340,167,942.15	98.70%	3.372	359	78.12	696
10.500 -10.999	3	1,578,879.62	0.46%	6.959	359	89.97	673
11.000 -11.499	4	2,361,372.68	0.69%	3.897	360	85.59	662
12.000 -12.499	1	526,114.86	0.15%	7.913	359	85.69	628
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	2	1,855,000.00	0.54%	1.000	360	64.54	662
115	602	342,779,309.31	99.46%	3.412	359	78.32	695
Total	604	344,634,309.31	100.00%	3.399	359	78.24	695